                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  April 30, 1997




                          PREMIERE TECHNOLOGIES, INC.
                           (Exact name of registrant
                          as specified in its charter)


     Georgia                      33-80547                59-3074176
--------------------------------------------------------------------------------
     (State or other              (Commission             (I.R.S. Employer
     jurisdiction of              File Number)            Identification No.)
     incorporation)


     3399 Peachtree Road, N.E.
     The Lenox Building, Suite 400
     Atlanta, Georgia                                     30326
--------------------------------------------------------------------------------
     (Address of principal executive officers)            (Zip Code)



      Registrant's telephone number, including area code:  (404) 262-8400

                                          N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On April 30, 1997, Premiere Technologies, Inc. ("Premiere" or the "Company") completed the previously announced acquisitions (the "Acquisitions"), in separate transactions, of: (i) Voice-Tel Enterprises, Inc. ("VTE"); (ii) VTN, Inc. ("VTN"), the general partner of Voice-Tel Network Limited Partnership ("VTNLP"), an affiliate of VTE; (iii) the limited partner interests in VTNLP owned by Merchandising Productions, Inc. ("MPI"); and (iv) certain independently operated franchisees of VTE (the "Franchisees"). The Acquisitions were made pursuant to: (i) an Agreement and Plan of Merger dated as of April 2, 1997 by and among the Company, PTEK Merger Corporation, a wholly-owned subsidiary of the Company, VTE and the Stockholders of VTE; (ii) an Agreement and Plan of Merger dated as of April 2, 1997 by and among the Company, PTEK Merger Corporation II, a wholly-owned subsidiary of the Company, VTN and the Stockholders of VTN; (iii) a Purchase and Sale Agreement dated April 2, 1997 by and between the Company and MPI; and (iv) Transfer Agreements dated as of April 2, 1997 by and among the Company, each Franchisee and the Owner(s) of each Franchisee.

     An aggregate of approximately 5,059,000 shares (the "Shares") of the Company's $.01 par value common stock were issued in exchange for all of the issued and outstanding par value common stock of VTE, VTN and the Franchisees and for the purchase of certain loans payable to Owner(s) of certain of the Franchisees. An aggregate of approximately 623,000 of the Shares were placed in escrow pursuant to Escrow Agreements by and among the Company, the escrow agent and the Stockholders of VTE and VTN and the Owner(s) of each Franchisee in order to secure certain indemnification obligations of those Stockholders and Owners. In addition, the Company granted certain demand and piggyback registration rights to holders of the Shares issued pursuant to the Acquisitions. Also pursuant to the Acquisitions, the Company entered into Employment Agreements with certain senior executives of the acquired businesses.

     The Company acquired MPI's limited partner interests in VTNLP for $9,200,000 in cash. The Company funded the cash purchase price with proceeds from a term loan from NationsBank, N.A. (South) (the "NationsBank Loan"). The NationsBank Loan bears interest at an adjustable rate per annum of the Federal Funds rate plus 90 basis points and matures in 60 days. The Company plans to repay all or a portion of the NationsBank Loan with the proceeds of maturing investments in the Company's investment portfolio. The Company is currently negotiating a longer term credit facility that it expects to have in place before the maturity of the NationsBank Loan, and the Company may choose to repay a portion of the NationsBank Loan with the proceeds of borrowings under the new credit facility.

     All but one of the Acquisitions that meet the significance tests of Rule 3-05 of Regulation S-X were accounted for under the pooling-of-interests method of accounting. The Acquisition of the assets of MPI was accounted for under the purchase method of accounting. VTE, VTN and the Franchisees will continue to operate as, or within, wholly-owned subsidiaries of the Company.

ITEM 7.  EXHIBITS.

     ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         The financial statements of TeleT Communications LLC ("TeleT"), which was acquired by the Company in September 1996 and accounted for under the purchase method of accounting, have been previously filed with the Securities and Exchange Commission (the "Commission") and are incorporated by reference from the Company's Amended Current Report on Form 8-K/A dated September 18, 1996 and the Company's Annual Report on Form 10-K for the year ended December 31, 1996. The following financial statements of VTE, VTN and the Franchisees that meet the significance tests of Rule 3-05 of Regulation S-X (the "Significant Franchisees") are included herein:

     Voice-Tel Enterprises, Inc. ("VTE")

          Report of Independent Public Accountants.........................
          Consolidated  Balance Sheets as of December 31, 1996 and 1995....
          Consolidated Statements of Operations for the years ended
                  December 31, 1996 and 1995...............................
          Consolidated Statements of Shareholders' Equity (Deficit) for the
                  years ended December 31, 1996 and 1995...................
          Consolidated Statements of Cash Flows for the years ended
                  December 31, 1996 and 1995...............................
          Notes to Consolidated Financial Statements.......................
          Consolidating Balance Sheet as of December 31, 1996..............

    VTN, Inc. ("VTN")

          Report of Independent Public Accountants.........................
          Consolidated Balance Sheets as of December 31, 1996 and 1995.....
          Consolidated Statements of Operations for the years ended
                  December 31, 1996, 1995 and 1994.........................
          Consolidated Statements of Shareholders' Deficit for the years ended December 31, 1996, 1995 and 1994...................
          Consolidated Statements of Cash Flows for the years ended
                  December 31, 1996 and 1995...............................
          Notes to Consolidated Financial Statements.......................

    Continuum, Inc. ("Continuum")

          Report of Independent Public Accountants.........................
          Balance Sheet as of December 31, 1996............................
          Statement of Operations for the year ended December 31, 1996.....
          Statement of Shareholders' Deficit  for the year ended
                  December 31, 1996........................................
          Statement of Cash Flows for the year ended December 31, 1996.....
          Notes to Financial Statements....................................

    DMG, Inc. and VTG, Inc. ("DMG")

          Report of Independent Public Accountants.........................
          Combined Balance Sheet as of December 31, 1996...................
          Combined Statement of Operations for the year ended
                  December 31, 1996........................................
          Combined Statement of Shareholders' Equity for the year ended
                  December 31, 1996........................................
          Combined Statement of Cash Flows for the year ended
                  December 31, 1996........................................
          Notes to Combined Financial Statements...........................

     Penta Group, Inc. and Scepter Communications, Inc. ("Penta")

          Report of Independent Public Accountants.........................
          Combined Balance Sheet as of December 31, 1996...................
          Combined Statement of Operations for the year ended
                  December 31, 1996........................................
          Combined Statement of Shareholders' Equity for the year ended
                  December 31, 1996........................................
          Combined Statement of Cash Flows for the year ended
                  December 31, 1996........................................
          Notes to Combined Financial Statements...........................

     Premier Business Services, Inc. ("PBS")

          Report of Independent Public Accountants.........................
          Balance Sheet as of December 31, 1996............................
          Statement of Income for the year ended December 31, 1996.........
          Statement of Shareholders' Equity for the year ended
                  December 31, 1996........................................
          Statement of Cash Flows for the year ended December 31, 1996.....
          Notes to Financial Statements....................................

     Sands Communications, Inc. d.b.a. Voice-Tel of Arizona, SandsComm,
        Inc. d.b.a. Voice-Tel of Orange County, Sands Comm, Inc. d.b.a. Voice-Tel of New Mexico, and Dunes Communications, Inc. d.b.a. Voice-Tel of San Fernando Valley ("Sands")

          Report of Independent Public Accountants.........................
          Combined Balance Sheet as of December 31, 1996...................
          Combined Statement of Operations for the year ended
                  December 31, 1996........................................
          Combined Statement of Shareholder's Equity for the year ended
                  December 31, 1996........................................
          Combined Statement of Cash Flows for the year ended
                  December 31, 1996........................................
          Notes to Combined Financial Statements...........................

     Shamlin, Inc. d.b.a. Voice-Tel of Colorado ("Shamlin")

          Report of Independent Public Accountants.........................
          Balance Sheet as of December 31, 1996............................
          Statement of Operations for the year ended December 31, 1996.....
          Statement of Shareholder's Deficit for the year ended
                  December 31, 1996........................................
          Statement of Cash Flows for the year ended December 31, 1996
          Notes to Financial Statements....................................

     Voice-Tel of Ohio and Subsidiary ("VTO")

          Report of Independent Public Accountants.........................
          Consolidated Balance Sheet as of December 31, 1996...............
          Consolidated Statement of Income for the year ended
                  December 31, 1996........................................
          Consolidated Statement of Partners' Deficit for the year ended
                  December 31, 1996........................................
          Consolidated Statement of Cash Flows for the year ended
                  December 31, 1996........................................
          Notes to Combined Financial Statements...........................

     SDVT, Inc. ("SDVT")

          Report of Independent Public Accountants.........................
          Balance Sheet as of December 31, 1996............................
          Statement of Operations for the year ended December 31, 1996.....
          Statement of Members' Capital for the year ended
                  December 31, 1996........................................
          Statement of Cash Flows for the year ended December 31, 1996.....
          Notes to Financial Statements....................................

     Car Zee, Inc. ("Car Zee")

          Report of Independent Public Accountants.........................
          Balance Sheet as of December 31, 1996............................
          Statement of Operations for the year ended December 31, 1996.....
          Statement of Shareholders' Equity for the year ended
                  December 31, 1996........................................
          Statement of Cash Flows for the year ended December 31, 1996.....
          Notes to Financial Statements....................................

     1086236 Ontario Inc. d.b.a. Voice-Tel of Eastern Canada , Inc. ("VTEC")

          Report of Independent Public Accountants.........................
          Balance Sheet as of January 31, 1997.............................
          Statement of Operations for the year ended January 31, 1997......
          Statement of Shareholders' Equity for the year ended
                  January 31, 1997.........................................
          Statement of Cash Flows for the year ended January 31, 1997......
          Notes to Financial Statements....................................

          Flanagan/Allan Inc. ("Flanagan/Allan")

          Report of Independent Public Accountants.........................
          Combined Balance Sheet as of January 31, 1997....................
          Combined Statement of Operations for the year ended
                  January 31, 1997.........................................
          Combined Statement of Shareholders' Equity for the year ended
                  January 31, 1997.........................................
          Combined Statement of Cash Flows for the year ended
                  January 31, 1997.........................................
          Notes to Combined Financial Statements...........................

     (b) PRO FORMA FINANCIAL INFORMATION.

             Pro forma financial information relating to the Company and TeleT has been previously filed with the Commission and is incorporated by reference from the Company's Amended Current Report on Form 8-K/A dated September 18, 1996 and the Company's Annual Report on Form 10-K for the year ended December 31, 1996. The following pro forma financial information relating to the Company, TeleT, VTE, VTN and the Significant Franchisees is included herein:

          Pro Forma Combined Balance Sheet as of December 31, 1996..........
          Pro Forma Combined Statements of Income for the years
                 ended 1996, 1995 and 1994..................................
          Notes to Unaudited Pro Forma Combined Condensed
                 Financial Statements.......................................

     (c)  EXHIBITS.

     2.1 Agreement and Plan of Merger dated as of April 2, 1997 by and among Premiere Technologies, Inc., PTEK Merger Corporation, Voice-Tel Enterprises, Inc. and the Stockholders of Voice-Tel Enterprises, Inc. (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K dated April 2, 1997).

     2.2 Agreement and Plan of Merger dated as of April 2, 1997 by and among Premiere Technologies, Inc., PTEK Merger Corporation II, VTN, Inc. and the Stockholders of VTN, Inc. (incorporated by reference to Exhibit
          2.2 to the Company's Current Report on Form 8-K dated April 2, 1997).

     2.3 Purchase and Sale Agreement dated April 2, 1997 by and between Premiere Technologies, Inc. and Merchandising Productions, Inc. (incorporated by reference to Exhibit 2.3 to the Company's Current Report on Form 8-K dated April 2, 1997).

     2.4 Transfer Agreement dated as of April 2, 1997 by and among Premiere Technologies Inc., Continuum, Inc. and Owners of Continuum, Inc.

     2.5 Transfer Agreement dated as of April 2, 1997 by and among Premiere Technologies, Inc., DMG, Inc. and Owners of DMG, Inc. and Transfer Agreement dated as of April 2, 1997 by and among Premiere Technologies, Inc., VTG, Inc. and Owners of VTG, Inc.(1)

     2.6 Transfer Agreement dated as of April 2, 1997 by and among Premiere Technologies, Inc., Penta Group, Inc. and Owners of Penta Group, Inc. and Transfer Agreement dated as of April 2, 1997 by and among and Premiere Technologies, Inc., Scepter Communications, Inc. and Owners of Scepter Communications, Inc.(1)

     2.7 Transfer Agreement dated as of April 2, 1997 by and among Premiere Technologies, Inc., Premier Business Services, Inc. and Owners of Premier Business Services, Inc.

     2.8 Transfer Agreement dated as of April 2, 1997 by and among Premiere Technologies, Inc., Dunes Communications, Inc., Sands Communications, Inc., Sands Comm, Inc., SandsComm, Inc., and Owner of Dunes Communications, Inc., Sands Communications, Inc., Sands Comm, Inc., and SandsComm, Inc.(1)

     2.9 Transfer Agreement dated as of April 2, 1997 by and among Premiere Technologies, Inc., Shamlin, Inc. and Owner of Shamlin, Inc.

     2.10 Transfer Agreement dated as of April 2, 1997 by and among Premiere Technologies, Inc., VT of Ohio, Inc. and Owners of VT of Ohio, Inc.; Transfer Agreement dated as of April 2, 1997 by and among Premiere Technologies, Inc., Carter Voice, Inc. and Owners of Carter Voice, Inc.; Transfer Agreement dated as of April 2, 1997 by and among Premiere Technologies, Inc., Widdoes Enterprises, Inc. and Owners of Widdoes Enterprises, Inc.; and Transfer Agreement dated as of April 2, 1997 by and among Premiere Technologies, Inc., Dowd Enterprises, Inc. and Owners of Dowd Enterprises, Inc.(1)

     2.11 Transfer Agreement dated as of April 2, 1997 by and among Premiere Technologies, Inc., SDVT, Inc. and Owners of SDVT, Inc.

     2.12 Amended and Restated Transfer Agreement dated as of April 2, 1997 by and among Premiere Technologies, Inc., Car Zee, Inc. and Owners of Car Zee, Inc.

     2.13 Transfer Agreement dated as of March 31, 1997 by and among Premiere Technologies, Inc. and Owners of the VTEC Franchisee: 1086236 Ontario Inc.

     2.14 Transfer Agreement dated as of March 31, 1997 by and among Premiere Technologies, Inc. and Owners of the Eastern Franchisees: 1139133 Ontario Inc., 1136827 Ontario Inc., 1006089 Ontario Inc., and 1063940 Ontario Inc.(1)

     2.15 Uniform Terms and Conditions (incorporated by reference to Exhibit A to Exhibit 2.4 to the Company's Current Report on Form 8-K dated April 2, 1997).

     2.16 Asset Purchase Agreement dated September 18, 1996 by and among Premiere Technologies, Inc., PTEK Acquisition Corporation, TeleT Communications LLC and the Members of TeleT Communications LLC (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K dated September 18, 1996).

     10.1 Promissory Note dated April 30, 1997 between Premiere Communications, Inc. and NationsBank, N.A. (South).

     23.1 Consent of Arthur Andersen LLP.

    99.1  Press Release dated April 2, 1997 (incorporated by reference to
          Exhibit 99.1 to the Company's Current Report on Form 8-K dated April 2, 1997).




--------------------
     (1) Certain of the Franchisees operate through multiple, but commonly owned, business entities.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         PREMIERE TECHNOLOGIES, INC.



                         By:  /s/ Patrick G. Jones
                              --------------------
                              Patrick G. Jones
                              Senior Vice President of Finance and Legal

Dated: May 13, 1997

                          VOICE-TEL ENTERPRISES, INC.


                       CONSOLIDATED FINANCIAL STATEMENTS
                       AS OF DECEMBER 31, 1996 AND 1995
                            TOGETHER WITH REPORT OF
                        INDEPENDENT PUBLIC ACCOUNTANTS

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors of
Voice-Tel Enterprises, Inc.:

We have audited the accompanying consolidated balance sheets of Voice-Tel Enterprises, Inc. (a Delaware Corporation) and subsidiary as of December 31, 1996 and 1995, and the related consolidated statements of operations, shareholders' equity (deficit) and cash flows for the years then ended. These consolidated financial statements and the supplementary consolidating information referred to below are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and supplementary consolidating information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Voice-Tel Enterprises, Inc. and subsidiary as of December 31, 1996 and 1995, and the results of their operations and their cash flows for the years then ended, in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the consolidated financial statements taken as a whole. The consolidating information is presented for purposes of additional analysis of the consolidated financial statements rather than to present the financial position and results of operations of the individual companies. This information has been subjected to the auditing procedures applied in our audit of the consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the consolidated financial statements taken as a whole.


/s/ Arthur Andersen LLP

Cleveland, Ohio,
March 7, 1997.
(Except with respect to the matter discussed in Note 8, as to which the date is April 30, 1997).

                          VOICE-TEL ENTERPRISES, INC.
                          ---------------------------


                          CONSOLIDATED BALANCE SHEETS
                          ---------------------------

                           DECEMBER 31, 1996 AND 1995
                           --------------------------



                                     ASSETS
                                     ------


                                              1996          1995
                                          -----------   -----------

CURRENT ASSETS:
 Cash and cash equivalents                $   354,063   $   246,032
 Accounts receivable, trade and
  advances to affiliates, less
  allowance for doubtful accounts of
  approximately $196,000 and $300,000
  in 1996 and 1995, respectively            7,194,057     8,173,383
 Notes receivable, trade and affiliates     2,426,655     2,348,722
 Refundable income taxes                       45,000             -
 Inventories                                  699,265       869,081
 Deferred income taxes                        425,000       320,000
 Other assets                                 233,916       124,962
                                          -----------   -----------

     Total current assets                  11,377,956    12,082,180
                                          -----------   -----------

PROPERTY AND EQUIPMENT, at cost:
 Furniture and fixtures                       729,972       542,175
 Equipment                                  2,071,957     2,044,246
 Capital leases and leasehold
  improvements                              6,328,865     5,905,011
                                          -----------   -----------
                                            9,130,794     8,491,432

 Less-Accumulated depreciation and
  amortization                             (4,638,363)   (2,981,528)
                                          -----------   -----------
                                            4,492,431     5,509,904
                                          -----------   -----------

OTHER ASSETS:
 Notes receivable, trade and affiliates       519,010     1,684,209
 Intangible assets, less accumulated
  amortization of $734,804 and $452,258
  in 1996 and 1995, respectively            2,979,774     2,963,379

 Deferred income taxes                        250,000     1,627,033
 Deposits and other assets                     94,710        90,474
                                          -----------   -----------
                                          $19,713,881   $23,957,179
                                          ===========   ===========



The accompanying notes are an integral part of these balance sheets.

                          VOICE-TEL ENTERPRISES, INC.
                          ---------------------------


                          CONSOLIDATED BALANCE SHEETS
                          ---------------------------

                           DECEMBER 31, 1996 AND 1995
                           --------------------------



                     LIABILITIES AND SHAREHOLDERS' DEFICIT
                     -------------------------------------

                                              1996          1995
                                          -----------   -----------

CURRENT LIABILITIES:
 Notes payable and current portion of
  long-term debt                          $ 3,411,474   $ 2,881,850
 Capital lease obligations                  1,376,715       931,341
 Accounts payable                           3,919,762     4,828,175
 Accrued expenses                           2,565,564     1,895,664
 Customer deposits                          1,710,962     1,605,034
 Accrued taxes                                161,180       203,201
                                          -----------   -----------

     Total current liabilities             13,145,657    12,345,265
                                          -----------   -----------

LONG-TERM DEBT, net of current portion      1,086,432     3,783,732
 above

CAPITAL LEASE OBLIGATIONS                   2,324,115     3,438,265

NOTE PAYABLE TO SHAREHOLDER                 5,000,000     5,000,000

DEFERRED INCOME TAXES                         725,000       275,000

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' DEFICIT:
 Common stock, Class A, no par value,
  2,500 shares authorized, 388 shares
  issued at December 31, 1996 and 1995      3,205,500     3,205,500
 Common stock, Class B, no par value,
  500 shares authorized, 37.5 shares
  issued and outstanding at December
  31, 1996 and 1995                           656,250       656,250
 Retained deficit                          (4,922,318)   (3,363,862)
 Foreign currency translation adjustment      (29,614)      (29,371)
                                          -----------   -----------
                                           (1,090,182)      468,517

 Less- Treasury stock, 57.1992 and 54
  shares of Class A common stock at
  cost at December 31, 1996 and 1995,
  respectively                             (1,477,141)   (1,353,600)
                                          -----------   -----------

     Total shareholders' deficit           (2,567,323)     (885,083)
                                          $19,713,881   $23,957,179
                                          ===========   ===========

The accompanying notes are an integral part of these balance sheets.

                          VOICE-TEL ENTERPRISES, INC.
                          ---------------------------


                     CONSOLIDATED STATEMENTS OF OPERATIONS
                     -------------------------------------

                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995
                 ----------------------------------------------

                                              1996           1995
                                           -----------    -----------
REVENUES:
 Equipment sales                           $ 5,684,398    $ 5,948,878
 Management and service fees                 3,795,992      4,440,702
 Franchise fees                                154,475         12,750
 Royalties                                   6,979,720      5,540,672
 Service center sales                        9,032,728      8,486,706
                                           -----------    -----------

     Total revenues                         25,647,313     24,429,708
                                           -----------    -----------

COST AND OPERATING EXPENSES:
 Cost of goods and services                 10,006,233      9,605,229
 Selling and administrative expenses        14,215,335     13,977,554
                                           -----------    -----------
                                            24,221,568     23,582,783
                                           -----------    -----------

     Income from operations                  1,425,745        846,925

INTEREST EXPENSE, net                         (886,025)      (842,673)
                                           -----------    -----------

     Income before unusual item and
      provision for income taxes               539,720          4,252


LOSS ON LITIGATION SETTLEMENT                        -     (2,500,000)
                                           -----------    -----------

INCOME (LOSS) BEFORE PROVISION
 (BENEFIT) FOR INCOME TAXES                    539,720     (2,495,748)


PROVISION (BENEFIT) FOR INCOME TAXES         2,098,176       (724,007)
                                           -----------    -----------

     Net loss                              $(1,558,456)   $(1,771,741)
                                           ===========    ===========


      The accompanying notes are an integral part of these statements.

                          VOICE-TEL ENTERPRISES, INC.
                          ---------------------------


           CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (DEFICIT)
           ---------------------------------------------------------

                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995
                 ----------------------------------------------

                                                Common Stock
                                 --------------------------------------------
                                        Class A                 Class B
                                 -----------------------    -----------------
                                                                                                    Foreign
                                                                                                    Currency
                                                                                   Retained        Translation
                                  Shares        Amount      Shares     Amount       Deficit        Adjustment          Total
                                 --------     ----------    ------    --------    -----------    ---------------    -----------
BALANCE AT DECEMBER 31, 1994     322.5000     $1,708,150      37.5    $656,250    $(1,592,121)      $(19,301)       $   752,978

 Issuance of stock                11.5000        143,750         -           -              -              -            143,750

 Foreign currency translation
 adjustment                             -              -         -           -               -       (10,070)           (10,070)

 Net loss                               -              -         -           -     (1,771,741)             -         (1,771,741)
                                 --------     ----------      ----    --------    -----------       --------        -----------

BALANCE AT DECEMBER 31, 1995     334.0000      1,851,900      37.5     656,250     (3,363,862)       (29,371)          (885,083)

 Treasury stock transactions      (3.1992)      (123,541)        -           -              -              -           (123,541)

 Foreign currency translation
 adjustment                             -              -         -           -               -          (243)              (243)

 Net loss                               -              -         -           -     (1,558,456)             -         (1,558,456)
                                 --------     ----------      ----    --------    -----------       --------        -----------

BALANCE AT DECEMBER 31, 1996     330.8008     $1,728,359      37.5    $656,250    $(4,922,318)      $(29,614)       $(2,567,323)
                                 --------     ----------      ----    --------    -----------       --------        -----------

The accompanying notes are an integral part of these statements.

                          VOICE-TEL ENTERPRISES, INC.
                          ---------------------------


                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                     -------------------------------------

                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995
                 ----------------------------------------------

                                              1996           1995
                                           -----------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income (loss)                         $(1,558,456)  $(1,771,741)
 Adjustments to reconcile net income to
  net cash provided by (used for)
  operating activities-
   Depreciation and amortization             1,942,840     1,748,822
   Loss (gain) on sale of assets                64,173       (33,590)
   Deferred taxes                            1,722,033      (915,089)
 Changes in operating assets and
  liabilities-
  Accounts receivable, net                     263,531    (1,149,326)
  Refundable income taxes                      (45,000)      550,000
  Inventories                                  169,816       (22,891)
  Other assets                                (113,190)     (149,512)
  Accounts payable                            (908,413)      714,447
  Accrued expenses                             669,900       509,577
  Customer deposits                            105,928       296,017
  Accrued taxes                                (42,021)      170,618
                                           -----------   -----------

       Net cash provided by (used for)
        operating activities                 2,271,141       (52,668)
                                           -----------   -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Proceeds from sale of assets                  171,338       186,071
 Decrease (increase) in advances to
  affiliates                                   705,436    (1,885,855)
 Additions to property and equipment,
  net                                         (252,383)      (42,935)
 Additions to intangibles                     (298,941)     (175,998)
 Decrease in notes receivable, trade
  and affiliate                              1,087,266       957,194
                                           -----------   -----------

       Net cash provided by (used for)
        investing activities                 1,412,716      (961,523)
                                           -----------   -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Proceeds from notes payable                   395,000     4,150,942
 Payments on notes payable and capital
  leases                                    (3,847,042)   (3,466,297)
 Issuance of common stock                            -       143,750
 Purchase of treasury stock                   (123,541)            -
                                           -----------   -----------

       Net cash (used for) provided by
        financing activities                (3,575,583)      828,395
                                           -----------   -----------



                                              1996          1995
                                           ----------    ----------
       Effect of exchange rate changes
        on cash and cash equivalents       $     (243)   $  (10,070)
                                           ----------    ----------

NET INCREASE (DECREASE) IN CASH AND
 CASH EQUIVALENTS                             108,031      (195,866)


CASH AND CASH EQUIVALENTS AT BEGINNING
 OF YEAR                                      246,032       441,898
                                           ----------    ----------

CASH AND CASH EQUIVALENTS AT END OF YEAR   $  354,063    $  246,032
                                           ==========    ==========

SUPPLEMENTAL DISCLOSURES:
 Cash paid for interest                    $1,664,346    $1,351,346
 Cash paid for income taxes                $  308,739    $   60,735



The accompanying notes are an integral part of these statements.

                          VOICE-TEL ENTERPRISES, INC.
                          ---------------------------


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                   ------------------------------------------

                           DECEMBER 31, 1996 AND 1995
                           --------------------------



1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
   -------------------------------------------

Nature of the Business
----------------------

Voice-Tel Enterprises, Inc. (the Company) is a franchisor and an operator of an international network of voice messaging service centers. The Company provides its franchisees, through metropolitan and local franchises, the right to use the Voice-Tel name, the Voice-Tel system of operations, initial training programs and continuing consultation and advisory services. The Company shares royalties with metropolitan franchises for the support of metropolitan franchise regions. The Company entered into its first franchise agreement in March 1987. Through December 31, 1996, the Company had 144 franchise agreements outstanding (143 in 1995), including affiliates and company owned service centers.

During 1996 and 1995, the Company operated six voice messaging service centers in the United States. Voice-Tel Pty. Ltd. (formally known as Voice-Tralia Enterprises, Pty. Ltd.), a wholly owned subsidiary, operated 10 service centers in Australia and New Zealand (11 in 1995). Revenues from direct sales to service center customers are included in service center sales in the accompanying consolidated statements of operations.

Principles of Consolidations
----------------------------

The consolidated financial statements include the accounts of the Company and Voice-Tel Pty. Ltd. All significant intercompany accounts and transactions have been eliminated in consolidation.

Inventories
-----------

Inventories consist of computer and communications equipment purchased for resale to franchises. Inventory is stated at the lower of cost or market using primarily the specific identification method.

Property and Equipment
----------------------

Property and equipment are recorded at cost. Depreciation is computed substantially by the straight-line method for financial accounting purposes to amortize the cost of property and equipment over the estimated useful lives. Assets under capital leases and leasehold improvements are amortized over the lives of the respective leases. The following lives apply to these assets:

Furniture and fixtures                      7 years
Equipment                                   5 years
Capital leases and leasehold
 improvements                          3 to 7 years

In 1996, the Company adopted Statement of Financial Accounting Standards (FAS) No. 121, "Accounting for the Impairment of Long-Lived Assets and Long-Lived Assets to Be Disposed of." FAS No. 121 establishes accounting standards for the impairment of long-lived assets, certain identifiable intangibles, and goodwill related to those assets. Under provisions of FAS No. 121, impairment losses are recognized when expected future cash flows are less than the assets' carrying value. The adoption of FAS No. 121 did not impact the Company's financial position.

The Company periodically reviews the values assigned to long-lived assets, such as property and equipment costs, to determine if any impairments are other than temporary. Management believes that the long-lived assets in the accompanying balance sheets are appropriately valued.

Intangibles
-----------

Intangible assets are recorded at cost and primarily consist of goodwill obtained as part of the acquisition of company service centers, start-up and organizational costs incurred in developing Voice-Tel Pty Ltd. and software development costs for administrative applications. Intangible assets are amortized by the straight-line method from 5 to 20 years.

Currency Translation
--------------------

Assets and liabilities of the international subsidiary have been translated at current exchange rates in effect as of the end of the year, and revenues and expenses have been translated at average rates of exchange in effect during the year. Resulting cumulative translation adjustments have been recorded as a separate component of shareholders' deficit.

Management and Service Fees
---------------------------

The Company receives management, sales and marketing and technical service fees from affiliated companies (Note 2). The Company also earns service fee revenue from its franchises, primarily through the National Accounts Program (NAP).

Franchise Fees and Royalties
----------------------------

The Company recognizes initial franchise fees as revenue when substantially all the initial services related to such fees have been performed. The costs of providing initial services are accounted for as a cost of franchise sales. Expenses associated with advertising for potential franchise owners, issuing franchise agreements and providing ongoing services are charged to expense as incurred.

Royalties are based on a percentage of franchise revenue and are recognized as revenue during the period in which the related sales by the franchise occur.

Statements of Cash Flows
------------------------

The Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents. Cash equivalents consist of government backed securities which are not guaranteed.

The effect of noncash capital lease transactions have been omitted from the statements of cash flows and are discussed below:

                                            1996       1995
                                          --------  ----------

SUPPLEMENTAL SCHEDULE OF NONCASH
 INVESTMENT ACTIVITIES:
  Leased asset additions and related
   obligations                            $625,950  $1,575,420
                                          ========  ==========

Accounting Estimates
--------------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications
-----------------

Certain 1995 amounts in the accompanying financial statements have been reclassified to conform with the current year's presentation.

2. RELATED PARTY TRANSACTIONS:
   ---------------------------

The Company is partially owned directly and indirectly by franchise owners who, at December 31, 1996, are a party to or have entered into 25 franchise agreements.

Transactions which have occurred through the ordinary course of franchise operations between the Company, its shareholders, the National Accounts Program and a company related by common ownership (discussed below) are summarized as follows (in thousands):

                                            1996     1995
                                           ------   ------
Royalties and equipment sales              $1,004   $  814
Management and service fee revenue          3,550    4,227
Cost of goods and services                   (690)    (566)
Interest income                               424      668
                                           ------   ------

Receivable and payable balances with related parties at December 31 are as follows (in thousands):

                                            1996     1995
                                           ------   ------
Advances to affiliates                     $4,390   $4,946
Accounts receivable                            83       92
                                           ------   ------

     Total included in accounts
      receivable                           $4,473   $5,038
                                           ======   ======

Notes receivable, current                  $2,365   $2,301
Notes receivable, noncurrent                  444    1,569
                                           ------   ------

     Total notes receivable                $2,809   $3,870
                                           ======   ======

Accounts payable                           $  (76)  $  (70)


Advances to affiliates and accounts receivable with related parties primarily represent advances to Voice-Tel Network Limited Partnership (VTNLP) for the development of a national voice messaging network. The general partnership interest in VTNLP is owned by VTN, Inc., a company founded by certain shareholders of the Company, and the limited partnership interest is owned by a wholly owned subsidiary of a shareholder of the company.

In April 1994, the Company entered into a $3 million credit agreement with a bank for the purpose of funding the purchase of equipment necessary to upgrade VTNLP's national voice messaging network (Note 3). Concurrently, the Company entered into a lease agreement with VTNLP to make payments to the Company equal to the principal plus interest due to the bank. The balance outstanding on the bank note at December 31, 1996 and 1995 of $928,588 and $1,785,724,
respectively, (Note 3) is due from the affiliate in monthly installments of $71,428 and is included in the current and notes receivable balance in the above table. Notes receivable also include advances which were due November 30, 1996, bearing interest at 8% per annum.

The NAP, an association managed by the franchises and the Company, was developed to increase market share of the Voice-Tel System by providing voice messaging services to national accounts. Through 1993, the expenditures to develop and expand this program were being funded by the Company. To offset these expenditures, the Company received a percentage of national accounts billing and other service fees from the franchises. The net cumulative funding deficiency at December 31, 1993 was $1,081,659. Effective January 1, 1994, under agreement between the Company and NAP, this balance was converted to a five-year note. The note is being paid monthly and bears interest at the prime rate, adjusted quarterly. The balance at December 31, 1996 and 1995 was $569,412 and $794,412, respectively. During 1996 and 1995, the Company received a fee from the NAP of $1,150,000 and $1,061,322, respectively, for management, accounting and billing services.

During 1990, the Company entered into a "Service and Reseller Agreement" with Amway Corporation (Amway) under which the Company will exclusively provide certain products and services to Amway and its distributors for ultimate use and resale to their customers under the Company's and Amway's owned tradenames and trademarks. This agreement can be canceled with 6 months notice by mutual agreement of the Company and Amway. Amway services represent approximately 52% and 59% of the revenues derived by the Company's service centers and its franchises for 1996 and 1995, respectively.

Franchises and company service centers contribute two percent of monthly sales to a fund maintained by the Company for creation of advertising and promotional material for the Voice-Tel System. Contributions generated from sales to National Accounts are directed to the NAP.

3. NOTES PAYABLE, LONG-TERM DEBT
   AND CAPITAL LEASE OBLIGATIONS:
   ------------------------------

Notes payable and long-term debt consist of the following at December 31:

                                              1996        1995
                                          ----------   ----------
Note payable to plaintiff for legal
 settlement due in monthly installments
 from September 1995 to April 1998, at
 8% interest                              $1,434,082   $2,253,824

Notes payable to leasing companies, due
 from March 1995 to April 2001, payable
 in monthly installments, at interest
 ranging from 9.5% to 18%                  1,281,060    1,766,770

Note payable to bank due in monthly
 installments from September 1994 to
 March 1998, at prime plus a PR margin
 (8.25% at December 31, 1996)                928,588    1,785,724

Note payable to bank due and payable on
 demand, at prime plus 0.75% interest
 (9% at December 31, 1996)                   300,000            -

Note payable to supplier, due on demand
 at 13% interest                             226,323      226,323

Demand note payable to affiliate at 14%
 interest                                    164,279      309,279

Note payable to shareholders for
 partial stock redemptions, due in
 monthly installments from April 1994
 to August 1999, at 13% interest             143,043      185,742

Note payable to former owner of
 acquired franchise operations, due in
 monthly installments from March 1994         20,531      127,560
 to February 1997, at 10% interest

Other                                              -       10,360
                                          ----------   ----------

     Total notes payable and debt          4,497,906    6,665,582

Less- Current portion                      3,411,474    2,881,850
                                          ----------   ----------

     Total long-term notes payable and
      debt                                $1,086,432   $3,783,732
                                          ==========   ==========

Capital lease obligations consist of the following at December 31:

                                             1996        1995
                                          ----------  ----------
Capital lease obligations                 $3,700,830  $4,369,606

Less- Current portion                      1,376,715     931,341
                                          ----------  ----------

     Total long-term capital lease
      obligations                         $2,324,115  $3,438,265
                                          ==========  ==========

Subordinated convertible note due to
 shareholder in December 1999, at 6.25%
 interest                                 $5,000,000  $5,000,000
                                          ==========  ==========

In December 1994, the Company entered into a $5 million subordinated convertible note with a shareholder which remains in effect until December 1999. The note bears interest at 6.25% due on the first business day each quarter. If interest payments are not made currently, the shareholder can demand full payment of the note immediately or the interest rate is increased to prime plus 4%. The shareholder has the right at any time to convert the outstanding loan balance into equity of the Company and of VTN, Inc.

The Company has a $1.5 million demand note (Agreement) with a bank. Borrowings outstanding under the Agreement are limited to 80% of eligible receivables plus 35% of eligible inventory not to exceed $500,000. At December 31, 1996, the available credit under these terms was $1.2 million and $300,000 borrowings were outstanding. The Agreement has various covenants which limit the Company's ability to advance funds to affiliated entities, guaranty indebtedness of others, dispose of properties and merge with another corporation. Borrowings are secured by certain receivables, inventory, furniture and fixtures and equipment. At December 31, 1996, the Company was in violation of certain covenants.

In April 1994, the Company entered into a $3 million credit agreement with a bank for the purpose of funding the upgrade for VTNLP's national voice messaging network (Note 2). The affiliate assumes all principal and interest obligations due under the note. The note is due March 1998 and bears interest at prime plus a PR margin. The PR margin ranges from 0% to 1-1/2%. The rate at December 31, 1996 was 8.25%. The credit agreement has various covenants which limit the Company's ability to advance funds to affiliated entities, guaranty indebtedness of others, dispose of properties and merge with another corporation. The Company is also required to maintain certain financial ratios as defined in the credit agreement. The Company was in violation of these covenants at December 31, 1996. The bank has not requested acceleration of payment. However, the entire amount outstanding on the note, $928,588, has been classified as current in notes payable and current portion of long-term debt on the accompanying consolidated balance sheets.

On September 1, 1995, the Company settled a lawsuit for monthly payments over the next 33 months aggregating $2,500,000 plus interest at 8%. The Company originally commenced this action to seek a declaratory judgment that no joint venture agreement or other relationship existed with the defendant relative to the development of any international markets. Without admitting liability, the Company agreed to this settlement subsequent to a jury verdict against it for breach of contract in the amount of $5,280,580. Should the Company default on its obligation under the settlement agreement, it may be liable for the full amount of the jury verdict. The settlement also provides for the acceleration of payments if certain assets are sold during the settlement payment period.
The Company's lenders agreed to waive any violation or event of default that may occur as a result of this settlement.

Under certain notes payable and capital lease obligations specific receivables, inventory, furniture and fixtures and equipment have been pledged as security.

The aggregate maturities of notes payable, long-term debt, capital leases, the demand note and the subordinated convertible note at December 31, 1996 are as follows:

                          Debt       Leases       Total
                       ----------  ----------  -----------
1997                   $3,411,474  $1,376,715  $ 4,788,189
1998                      814,273   1,213,326    2,027,599
1999                    5,210,239     906,195    6,116,434
2000                       47,938     200,843      248,781
2001 and thereafter        13,982       3,751       17,733
                       ----------  ----------  -----------

  Total                $9,497,906  $3,700,830  $13,198,736
                       ==========  ==========  ===========

Approximately $1,470,000 and $1,620,000 of interest expense was incurred during 1996 and 1995, respectively, and is included in the accompanying consolidated statements of operations.

4. COMMITMENTS AND CONTINGENCIES:
   ------------------------------

Lease Agreements
----------------

The Company leases various equipment and office facilities under operating lease arrangements expiring between 1997 and 2001. The future value of net minimum annual rentals under these lease arrangements at December 31, 1996 are approximately $884,000 for 1997; $775,000 for 1998; $677,000 for 1999; $283,000
for 2000 and $25,000 for 2001.

Rental expense under operating leases for 1996 and 1995 was approximately $896,000 and $864,000, respectively.

The Company has agreed to remarket certain equipment acquired by leasing companies in the event of default by certain franchisees. If the equipment is not remarketed within ninety days, the Company will make monthly lease payments until the equipment is remarketed. The total of contingent lease payments under these agreements is approximately $627,000 in 1997; $466,000 in 1998; $281,000 in 1999; $184,000 in 2000 and $66,000 in 2001 and thereafter, of which $255,000 represents interest through the final maturity of each lease. At December 31, 1996, there were no franchises in default of their lease agreement.

Source of Supplies
------------------

The Company does not own a transmission network and, accordingly, relies on both facilities-based and nonfacilities-based local and long-distance carriers and other companies to provide transmission of its voice messaging subscribers. Although management feels that alternative telecommunications facilities could be found in a timely manner, disruption of these services for more than a brief period would have an adverse effect on operating results.

Factors Impacting Future Success
--------------------------------

The future success of the Company is dependent upon a number of factors, including the effect of rapid technology changes affecting the markets for the Company's products and services and management's ability to effectively respond to those changes, including the development, implementation, marketing and support of new or improved products, and services to respond to the changing environment; effects of intense competition in information and telecommunication services markets, including, among other things, the consequent effects on the prices that the Company may charge for its products and services; the effect of regulatory changes in the telecommunications industry; and the risk of dependence on key managerial personnel.

5. INCOME TAXES:
   -------------

All income tax amounts and balances have been computed in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." The income tax provision (benefit) is comprised of the following:

                       1996        1995
                    ----------  ---------
Current:
 Federal            $  111,000  $  68,000
 State and local       129,000     25,000
 International          42,354     25,000
                    ----------  ---------
                       282,354    118,000
                    ----------  ---------

Deferred:
 Federal               475,000   (378,000)
 International       1,340,822   (464,007)
                    ----------  ---------
                     1,815,822   (842,007)
                    ----------  ---------
                    $2,098,176  $(724,007)
                    ==========  =========

The 1995 tax benefit is lower than the amounts otherwise calculated using the statutory income tax rates due primarily to certain expenses which are not deductible in part or in full due to the tax regulations.

The 1996 and 1995 tax provision (benefit) and deferred income taxes reflect the impact of temporary differences between the amounts of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. Significant components of the Company's deferred income tax assets and liabilities at December 31, 1996 and 1995 are as follows:

                                         1996        1995
                                      ---------   ---------

Deferred tax assets (liabilities):
Current-
  Vacation accruals                   $ 133,000   $ 105,000
  Settlement accrual                    383,000     279,000
  Other assets                          128,000     111,000
  Other liabilities                    (219,000)   (175,000)
                                      ---------   ---------

     Total                            $ 425,000   $ 320,000
                                      =========   =========

                                              1996         1995
                                          -----------   ----------
Noncurrent-
  Settlement accrual                      $   105,000   $  488,000
  Other                                       145,000     (108,000)
  Voice-Tel Pty. Ltd. deferred tax asset    1,723,463    1,247,033
  Valuation allowance                      (1,723,463)           -
                                          -----------   ----------
                                          $   250,000   $1,627,033
                                          ===========   ==========

  Property and equipment depreciation     $  (405,000)  $ (237,000)
  Intangible asset amortization              (153,000)     (30,000)
  Other                                      (167,000)      (8,000)
                                          -----------   ----------
                                          $  (725,000)  $ (275,000)
                                          ===========   ==========

In 1996 and 1995, Voice-Tel Pty. Ltd. incurred losses before benefit of income taxes of approximately $1,459,000 and $1,356,000, respectively. Voice-Tel Pty Ltd.'s operating results for 1996 were significantly lower than projections as the expected growth in business volume has not materialized. A valuation allowance against the total amount of Voice-Tel Pty. Ltd.'s net deferred tax asset has been established due to management's uncertainty regarding the future operations of Voice-Tel Pty. Ltd. and whether future operating income generated by Voice-Tel Pty. Ltd. can be generated in order to realize the deferred tax asset of $1,723,463. Accordingly, the Company recorded a provision of $1,340,822 for Voice-Tel Pty. Ltd. in 1996 to reflect the establishment of the valuation allowance.

At December 31, 1996, the Company has tax net operating loss credit carryforwards in Australia and in New Zealand of approximately $1,821,000 and $945,000, respectively. Australian and New Zealand tax regulations do not limit the carryforward period.

6. CAPITAL STOCK:
   --------------

In October 1991, the shareholders of the Company approved a Non-Qualified and Incentive Stock Option Plan (Plan) to encourage key employees and officers of the Company to acquire or increase their ownership of common stock of the Company. The Plan provides stock options for an aggregate of 36 shares of Class A Common Stock. The Plan provides for various vesting periods up to fifty months. In the event of a change in control, all options are immediately vested. In November 1991, under the Plan, the Company granted options to purchase 11.5 of its shares at $12,500 per share. These shares were exercised during 1995. In January 1993 under the Plan, the Company granted options to purchase 3.5 of its shares at $15,000 per share exercisable prior to January 11, 1998. In June 1994, under the Plan, the Company granted options to purchase eight of its shares at $31,000 per share exercisable prior to June 28, 2004. In July 1995, under the Plan, the Company granted options to purchase 2.5 of its shares at $31,000 per share exercisable prior to July 11, 2005. In March 1996, under the Plan, the Company granted options to purchase four of its shares at $31,000 per share exercisable prior to March 29, 2006.

In 1996, the Company adopted the disclosure-only provisions of Statement of Financial Accounting Standards (FAS) No. 123, "Accounting for Stock Based Compensation." FAS No. 123 requires that compensation expense in relation to stock option plans be determined based on the fair value at the grant date. Management's pricing model was used to determine that the pro forma impact of compensation expense from options granted was immaterial.

In March and August of 1994, the Company redeemed 13.5 and 19.5, respectively, of the Company's common shares from certain shareholders in exchange for notes payable of $418,000 and $604,500, respectively, (Note 3). The redemption allowed the Company to repurchase its stock from certain shareholders that had acquired the stock in connection with the repurchase of franchised service centers owned by the shareholders. These shares are classified as treasury stock in the accompanying consolidated financial statements. This transaction has been accounted for on the cost method.

In September 1989, nonvoting Class B stock was issued and is subject to a stock sale agreement which includes a provision granting the shareholder the right to redeem three shares annually for a 10-year period (the redemption period); and the Company the right to call any amount of the shares during the redemption period. The initial redemption and call price was $17,500 per share, to be adjusted each year based upon the change in the Consumer Price Index. No shares have been called or redeemed as of December 31, 1996. In 1991, Class B shares were issued in conjunction with an acquisition which are subject to a put and call arrangement similar to above.

In April 1995, the Company entered into a separation agreement with an officer which grants the officer the right beginning January 31, 1996 to redeem 16 shares. The officer, under the agreement, can put .2666 shares per month for 59 months and .2706 shares in the last month and the Company will pay $10,295.09 per month. As of December 31, 1996, 3.1992 shares were put to the Company. The Company has the right any time to call all or any portion of the shares for a purchase price of $31,000 per share, subject to adjustment in the event of a reappraisal as a result of reorganization.

Certain stock transfer restriction agreements have limited the transfer of Class A shares by allowing the Company and other shareholders the opportunity to repurchase shares prior to their being offered to an outside person or entity. The agreement also calls for mandatory repurchase of shares upon the death of the shareholder. The purchase price to be paid for any redemptions is determined annually by the shareholders.


7. EMPLOYEE BENEFIT PLAN:
   ----------------------

Effective May 1, 1993, the Company established an employee savings plan, which was created under Section 401(k) of the Internal Revenue Code. All employees who are twenty-one years of age, have completed 90 days of service and worked a minimum of 500 hours annually are eligible to participate in the plan. Participants may elect to defer 15% of compensation up to a maximum amount determined annually pursuant to IRS regulations. For the year ended December 31, 1996, the Company made discretionary matching contributions to the plan totaling approximately $41,000.

8. SUBSEQUENT EVENT:
   -----------------

In April 1997, the Company entered into a definitive agreement to merge with Premiere Technologies, Inc. (Premiere) in exchange for 729,734 shares of Premiere common stock. On April 30, 1997, this merger transaction was consummated. The merger will be accounted for under the pooling of interests method. Immediately prior to closing the transaction, the Company called the Class B shares pursuant to the Class B call provisions (Note 6); called the remaining shares owned by a former officer of the Company pursuant to the separation agreement (Note 6) reacquired 4.5 shares of treasury stock from a shareholder; and paid in full the note payable to plaintiff for legal settlement pursuant to the note agreement (Note 3).

Additionally, the Company's shareholder converted its $5 million convertible outstanding note into 95.75 shares of Class A common stock and 78.25 shares of VTN, Inc. Class A common stock. Immediately following the transaction, Premiere paid off the note payable to the bank (Note 3).

                          VOICE-TEL ENTERPRISES, INC.
                          ---------------------------


                          CONSOLIDATING BALANCE SHEET
                          ---------------------------

                               DECEMBER 31, 1996
                               -----------------

                                     ASSETS
                                     ------

                                                         Voice-Tel
                                              VTE        Pty. Ltd.    Eliminations   Consolidated
                                          -----------   -----------   ------------   ------------
CURRENT ASSETS:
 Cash and cash equivalents                $         -   $   354,063   $          -    $   354,063
 Accounts receivable, trade and
  advances to affiliates, less
  allowance for doubtful accounts          12,075,473       212,082     (5,093,498)     7,194,057
 Notes receivable, trade and affiliates     2,426,655             -              -      2,426,655
 Refundable income taxes                       45,000             -              -         45,000
 Inventories                                  699,265             -              -        699,265
 Deferred income taxes                        425,000             -              -        425,000
 Other assets                                 197,060        51,856        (15,000)       233,916
                                          -----------   -----------    -----------    -----------
     Total current assets                  15,868,453       618,001     (5,108,498)    11,377,956
                                          -----------   -----------    -----------    -----------

PROPERTY AND EQUIPMENT, at cost:
 Furniture and fixtures                       704,559        25,413              -        729,972
 Equipment                                  1,969,066       102,891              -      2,071,957
 Capital leases and leasehold
  improvements                              2,713,317     3,615,548              -      6,328,865
                                          -----------   -----------    -----------    -----------
                                            5,386,942     3,743,852              -      9,130,794

 Less- Accumulated depreciation and
  amortization                             (3,081,367)   (1,556,996)             -     (4,638,363)
                                          -----------   -----------    -----------    -----------
                                            2,305,575     2,186,856              -      4,492,431
                                          -----------   -----------    -----------    -----------
OTHER ASSETS:
 Notes receivable, trade and affiliates       519,010             -              -        519,010
 Intangible assets, less accumulated
  amortization                              2,783,776       261,856        (65,858)     2,979,774
 Deferred income taxes                        250,000             -              -        250,000
 Deposits and other assets                     22,982        71,728              -         94,710
                                          -----------   -----------    -----------    -----------
                                          $21,749,796   $ 3,138,441    $(5,174,356)   $19,713,881
                                          ===========   ===========    ===========    ===========

The accompanying notes are an integral part of this balance sheet.

                          VOICE-TEL ENTERPRISES, INC.
                          ---------------------------


                          CONSOLIDATING BALANCE SHEET
                          ---------------------------

                               DECEMBER 31, 1996
                               -----------------

                 LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
                 ----------------------------------------------

                                                         VOICE-TEL
                                              VTE        PTY. LTD.    ELIMINATIONS   CONSOLIDATED
                                          -----------   -----------   ------------   ------------
CURRENT LIABILITIES:
 Notes payable and current portion of
  long-term debt                          $ 3,411,474   $         -    $         -    $ 3,411,474
 Capital lease obligations                    604,768       771,947              -      1,376,715
 Accounts payable                           3,632,025     5,381,235     (5,093,498)     3,919,762
 Accrued expenses                           1,735,604       829,960              -      2,565,564
 Customer deposits                          1,710,962             -              -      1,710,962
 Accrued taxes                                161,180             -              -        161,180
                                          -----------   -----------    -----------    -----------

     Total current liabilities             11,256,013     6,983,142     (5,093,498)    13,145,657
                                          -----------   -----------    -----------    -----------

LONG-TERM DEBT, net of current portion
 above                                      1,086,432             -              -      1,086,432

CAPITAL LEASE OBLIGATIONS                     710,092     1,614,023              -      2,324,115

NOTE PAYABLE TO SHAREHOLDER                 5,000,000             -              -      5,000,000

DEFERRED INCOME TAXES                         725,000             -              -        725,000

SHAREHOLDERS' EQUITY (DEFICIT):
 Common stock, Class A                      3,205,500        15,000        (15,000)     3,205,500
 Common stock, Class B                        656,250             -              -        656,250
 Retained earnings (deficit)                  587,650    (5,444,110)       (65,858)    (4,922,318)
 Foreign currency translation adjustment            -       (29,614)             -        (29,614)
                                          -----------   -----------    -----------    -----------
                                            4,449,400    (5,458,724)       (80,858)    (1,090,182)

 Less- Treasury stock, at cost             (1,477,141)            -              -     (1,477,141)
                                          -----------   -----------    -----------    -----------

     Total shareholder's equity (deficit)   2,972,259    (5,458,724)       (80,858)    (2,567,323)
                                          -----------   -----------    -----------    -----------
                                          $21,749,796   $ 3,138,441    $(5,174,356)   $19,713,881
                                          ===========   ===========    ===========    ===========

The accompanying notes are an integral part of this balance sheet.

                                   VTN, INC.


                       CONSOLIDATED FINANCIAL STATEMENTS
                    AS OF DECEMBER 31, 1996, 1995 AND 1994
                            TOGETHER WITH REPORT OF
                        INDEPENDENT PUBLIC ACCOUNTANTS

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors of
VTN, Inc.:

We have audited the accompanying consolidated balance sheets of VTN, Inc. (an Ohio corporation) and subsidiary as of December 31, 1996 and 1995, and the related consolidated statements of operations, shareholders' deficit and cash flows for the three years in the period ended December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of VTN, Inc. and subsidiary as of December 31, 1996 and 1995, and the results of their operations and their cash flows for the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.


/s/ Arthur Andersen LLP

Cleveland, Ohio,
March 7, 1997.
(Except with respect to the matter
discussed in Note 6, as to which
the date is April 30, 1997).

                                   VTN, INC.
                                   ---------


                          CONSOLIDATED BALANCE SHEETS
                          ---------------------------

                           DECEMBER 31, 1996 AND 1995
                           --------------------------



                                     ASSETS
                                     ------


                                              1996          1995
                                          -----------   -----------
CURRENT ASSETS:
 Cash                                     $    17,477   $    91,334
 Accounts receivable, trade and
  affiliates, less allowance for
  doubtful accounts of approximately
  $63,000 and $60,000 in 1996 and 1995,
  respectively                                210,541       137,668
                                          -----------   -----------
     Total current assets                     228,018       229,002
                                          -----------   -----------

PROPERTY AND EQUIPMENT, at cost:
 Network equipment                                  -       774,344
 Office equipment and furniture                12,018        12,018
 Property under capital leases              3,881,153     4,111,390
                                          -----------   -----------
                                            3,893,171     4,897,752

 Less- Accumulated depreciation and
  amortization                             (1,081,973)   (1,083,817)
                                          -----------   -----------
                                            2,811,198     3,813,935
                                          -----------   -----------

OTHER ASSETS:
 System development and organizational
  costs, net of accumulated
  amortization of $1,153,814 and
  $546,492 in 1996 and 1995,
  respectively                              2,173,472     2,780,793
 Other                                         15,712        76,731
                                          -----------   -----------
                                          $ 5,228,400   $ 6,900,461
                                          ===========   ===========



     The accompanying notes are an integral part of these balance sheets.

                                   VTN, INC.
                                   ---------


                          CONSOLIDATED BALANCE SHEETS
                          ---------------------------

                           DECEMBER 31, 1996 AND 1995
                           --------------------------



                     LIABILITIES AND SHAREHOLDERS' DEFICIT
                     -------------------------------------

                                              1996          1995
                                          -----------   -----------
CURRENT LIABILITIES:
 Notes payable to affiliates and others   $ 1,232,577   $ 1,811,376
 Capital lease obligations from
  affiliates and others                     1,128,286     1,084,604
 Accounts payable - trade                      41,986        25,175
 Advances from affiliate                    4,390,305     4,945,717
 Accrued liabilities                          951,927       950,775
                                          -----------   -----------
     Total current liabilities              7,745,081     8,817,647
                                          -----------   -----------

LONG-TERM CAPITAL LEASE OBLIGATIONS
 FROM AFFILIATES AND OTHERS                   395,742     1,475,687

SHAREHOLDERS' DEFICIT:
 Common stock, Class A, no par value,
  625 shares authorized, 244.5 shares
  issued at December 31, 1996 and 1995,
  respectively                                 82,761        82,761

 Common stock, Class B, no par value,
  125 shares authorized, no shares
  issued                                            -             -

 Retained deficit                          (2,191,539)   (3,167,634)
                                          -----------   -----------
                                           (2,108,778)   (3,084,873)

 Less- Accumulated quarterly priority
  returns of subsidiary capital              (400,000)            -


 Less- Treasury stock at cost, 16.1992
  and 13 shares of Class A common stock
  at December 31, 1996 and 1995,
  respectively                               (403,645)     (308,000)
                                          -----------   -----------

     Total shareholders' deficit           (2,912,423)   (3,392,873)
                                          -----------   -----------
                                          $ 5,228,400   $ 6,900,461
                                          ===========   ===========

     The accompanying notes are an integral part of these balance sheets.

                                   VTN, INC.
                                   ---------


                     CONSOLIDATED STATEMENTS OF OPERATIONS
                     -------------------------------------

              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
              ----------------------------------------------------



                                             1996        1995          1994
                                          ----------  ----------   -----------
NETWORK REVENUE                           $8,362,566  $6,201,887   $ 4,196,546

OPERATING EXPENSES:
 Operating costs                           2,427,595   2,005,476     1,395,169
 Selling, general and administrative
  expenses                                 2,652,687   3,309,633     3,352,841
 Depreciation and amortization expense     1,643,543     863,829       303,447
                                          ----------  ----------   -----------
                                           6,723,825   6,178,938     5,051,457

     Income (loss) from operations         1,638,741      22,949      (854,911)

INTEREST EXPENSE                             662,646     776,279       407,377
                                          ----------  ----------   -----------

     Net income (loss)                    $  976,095  $ (753,330)  $(1,262,288)
                                          ==========  ==========   ===========

       The accompanying notes are an integral part of these statements.


                                                             VTN, INC.
                                                             ---------

                                         CONSOLIDATED STATEMENTS OF SHAREHOLDERS' DEFICIT
                                         ------------------------------------------------

                                       FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
                                       ----------------------------------------------------

                                      Common Stock                        Accumulated          Treasury Stock
                                  ---------------------                     Quarterly       --------------------
                                         Class A                            Priority              Class A
                                  ---------------------     Retained       Returns of       --------------------
                                   Shares      Amount       Deficit          Capital         Shares     Amount        Total
                                  --------   ----------   -----------    -------------      --------  ----------   -----------

BALANCE AT DECEMBER 31, 1993        233.0      $78,878    $(1,152,016)     $     -             -     $    -        $(1,073,138)

  Treasury stock transactions         -            -              -              -            1.0      (20,000)        (20,000)

  Net loss                            -            -       (1,262,288)           -             -          -         (1,262,288)
                                   ------      -------    -----------      ---------     -------     ---------     -----------

BALANCE AT DECEMBER 31, 1994        233.0       78,878     (2,414,304)           -            1.0      (20,000)     (2,355,426)

  Issuance of stock                  11.5        3,883            -              -             -          -              3,883

  Treasury stock transactions         -            -              -              -           12.0     (288,000)       (288,000)

  Net loss                            -            -         (753,330)           -             -          -           (753,330)
                                   ------      -------    -----------      ---------     -------     ---------     -----------

BALANCE AT DECEMBER 31, 1995        244.5       82,761     (3,167,634)           -           13.0     (308,000)     (3,392,873)

  Treasury stock transactions         -            -              -              -         3.1992      (95,645)        (95,645)

  Accumulated quarterly priority      -            -              -          (400,000)         -          -           (400,000)
   returns of subsidiary capital

  Net income                          -            -          976,095            -             -          -            976,095
                                   ------      -------    -----------      ---------     -------     ---------     -----------

BALANCE AT DECEMBER 31, 1996        244.5      $82,761    $(2,191,539)     $(400,000)    16.1992     $(403,645)    $(2,912,423)
                                   ======      =======    ===========      =========     =======     =========     ===========

The accompanying notes are an integral part of these statements.

                                   VTN, INC.
                                   ---------


                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                     -------------------------------------

              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
              ----------------------------------------------------


                                              1996          1995          1994
                                          -----------   -----------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income (loss)                        $   976,095   $  (753,330)  $(1,262,288)
 Adjustments to reconcile net income
  (loss) to net cash provided by
  operating activities-
   Depreciation and amortization            1,643,543       863,829       303,447
   Write-down of assets                       187,881             -             -
 Changes in operating assets and
  liabilities-
  Accounts receivable, trade and
   affiliates                                 (72,873)      274,875       173,179
  Other assets                                 61,019        56,286        (3,449)
  Accounts payable--trade                      16,811      (103,718)       74,618
  Accrued liabilities                           1,152       103,448       816,342
                                          -----------   -----------   -----------

      Net cash provided by operating
       activities                           2,813,628       441,390       101,849
                                          -----------   -----------   -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Purchase of property and equipment           (77,314)     (443,375)      (35,100)
 System development costs                           -      (735,072)   (1,305,098)
                                          -----------   -----------   -----------

      Net cash used for investing
       activities                             (77,314)   (1,178,447)   (1,340,198)
                                          -----------   -----------   -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Payments on capital lease obligations
  to affiliates and others                 (1,790,647)   (1,162,676)     (473,547)

 Capital contributed                                -         3,883             -
 Purchase of treasury shares                  (95,645)     (288,000)      (20,000)
 Borrowings on note payable to affiliate       31,533       144,529       116,773
 Quarterly priority return payments          (400,000)            -             -
 (Decrease) increase in advances from
  affiliate                                  (555,412)    2,122,313     1,599,526
                                          -----------   -----------   -----------

      Net cash (used for) provided by
       financing activities                (2,810,171)      820,049     1,222,752
                                          -----------   -----------   -----------

NET (DECREASE) INCREASE IN CASH               (73,857)       82,992       (15,597)

CASH AT BEGINNING OF YEAR                      91,334         8,342        23,939
                                          -----------   -----------   -----------

CASH AT END OF YEAR                       $    17,477   $    91,334   $     8,342
                                          ===========   ===========   ===========

SUPPLEMENTAL DISCLOSURES:
 Cash paid for interest                   $   565,303   $   686,418   $   330,581

The accompanying notes are an integral part of these statements.

                                   VTN, INC.
                                   ---------


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                   ------------------------------------------

                        DECEMBER 31, 1996, 1995 AND 1994
                        --------------------------------



1. ORGANIZATION:
   -------------

Nature of the Business
----------------------

VTN, Inc. (the Company or General Partner) is an Ohio corporation organized on October 4, 1990 to be a general partner of Voice-Tel Network, Limited Partnership (the Partnership). A general partnership was formed on January 3, 1991 between VTN, Inc. and Merchandising Productions, Inc., a Delaware corporation (MPI or Limited Partner). The Partnership was converted to a limited partnership in December 1991 with the Company remaining as the General Partner. The Partnership owns and operates an international network for the transmission of voice messages.

Principals of the Company and Limited Partner also have ownership interests in Voice-Tel Enterprises, Inc. (VTE). VTE is a franchisor and operator of an international network of messaging service centers.

Principles of Consolidations
----------------------------

The consolidated financial statements include the accounts of the Company and the Partnership. The Company's interest in the Partnership is reflected by the Partnership Agreement. All significant intercompany accounts and transactions have been eliminated in consolidation.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
   -------------------------------------------

Property and Equipment
----------------------

Property and equipment are recorded at cost. Depreciation and amortization (for assets held under capital lease) are computed substantially by the straight-line method for financial accounting purposes to allocate the cost of property and equipment over their estimated useful lives or life of the lease (primarily five years).

In 1996, the Company adopted Statement of Financial Accounting Standards (FAS) No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed of." FAS No. 121 establishes accounting standards for the impairment of long-lived assets, certain identifiable intangibles, and goodwill related to those assets. Under provisions of FAS No. 121, impairment losses are recognized when expected undiscounted future cash flows are less than the assets' carrying value. In late 1995, the Company completed a technology upgrade of the Partnership's national messaging network equipment which involved replacing the formerly used Tellab equipment. Management has decided to sell or dispose of all remaining Tellab equipment on hand and estimates that any cash flows from the sale of the Tellab equipment, less the cost to sell and ship the equipment to be zero or negligible. Therefore in 1996 the Company recorded a pretax charge of $187,881 in selling, general and administrative expenses in connection with the write-down of the remaining book value of the Tellab equipment.

The Company periodically reviews the values assigned to long-lived assets, such as property and equipment costs, to determine if any impairments are other than temporary. Management believes that the long-lived assets in the accompanying balance sheets are appropriately valued.

System Development and Organizational Costs
-------------------------------------------

System development and organizational costs primarily relate to technological development and upgrades to the voice messaging network and are recorded at cost. They consist of network circuit costs, personnel-related expenditures and professional fees expended for the design, development and construction and testing of the upgraded network and are amortized by the straight-line method over a five-year period.

Network Revenue
---------------

The Company earns network revenue primarily from VTE franchises, which resell the network services to their customers. Revenues are recorded at the wholesale amounts billed to VTE franchises.

Income Taxes
------------

The Company pays no income taxes because its shareholders have elected to have its income taxed under Section 1372 of the Internal Revenue Code, which provides that, in lieu of corporation income taxes, the shareholders are taxed on their proportionate share of the Company's taxable income.

Statements of Cash Flows
------------------------

The effect of the noncash capital lease transactions have been omitted from the statements of cash flows and are discussed below:

                                            1996      1995       1994
                                        --------------------------------

Leased asset additions and related
 obligations                              $144,051  $959,174  $3,418,761


3. COMMITMENTS AND CONTINGENCIES
   -----------------------------

Allocation of Losses and Income
-------------------------------

Amortization of each partner's contribution or organizational costs is allocated proportionally first. Losses of the Partnership are then allocated 20% to the General Partner and 80% to the Limited Partner. However, in the event that the balance of the Limited Partner's capital account is reduced to zero, then 100% of the Limited Partner's share of all subsequent net losses shall be allocated to the capital account of the General Partner. The General Partner will then be allocated 100% of the subsequent net income until the aggregate amount of the net income so allocated equals the aggregate amount of the Limited Partner's net loss which was allocated to the General Partner. Income is generally, thereafter, allocated 20% to the General Partner and 80% to the Limited Partner until the Limited Partner's allocation equals its capital contribution plus $10,750,000. Any additional income of the Partnership will then be allocated 80% to the General Partner and 20% to the Limited Partner.

There is no minority interest recorded on the accompanying consolidated balance sheets as the Limited Partner's capital account was reduced to zero and the General Partner's account reflected the deficits prior to January 1, 1995. 100% of the Partnership's net income or loss for the years ended December 31, 1996, 1995 and 1994, respectively, was allocated to the Company (i.e., General Partner) in accordance with the Partnership agreement. During 1996, the Partnership remitted $400,000 of priority return payments.

Quarterly Priority Returns and Return of Partnership Contributions
------------------------------------------------------------------

Quarterly Priority Returns are distributions to the partners based upon the average balance of Preferred Contributions plus the balance of unpaid Quarterly Priority Returns from prior quarters and is calculated using 1/4 of the prime rate in effect on the last day of the prior quarter. Distribution of Quarterly Priority Returns on First Preferred Capital Contributions were to be made beginning with the quarter ending March 31, 1994 and distributions on Additional Preferred Capital Contributions were to be made beginning with the quarter ending December 31, 1994. Quarterly Priority Returns for the calendar quarters ending prior to the above mentioned quarters were deferred to be distributed from excess cash quarterly within 30 days following September 30, 1994. The Partnership was required to return $1,980,000 of Partnership Capital Contributions and remit all unpaid Quarterly Priority Returns for First Preferred Capital Contributions by April 30, 1996 and $2,000,000 of Additional Preferred Capital Contributions by March 8, 1997.

At December 31, 1995, the Partnership had not remitted any Quarterly Priority Return or Deferred Priority Return payments which totaled $1,275,000 and consequently was in violation of the Partnership agreement. During 1996, the Partnership remitted $400,000 of priority payments to the Limited Partner pursuant to an agreement reached in March 1996.

At December 31, 1996, the total partner Quarterly Priority Returns and Deferred Quarterly Priority payments due was $1,321,000. Consequently, the Partnership was in violation of the Partnership Agreement (Note 7).

Accounting Estimates
--------------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ form those estimates.

Source of Supplies
------------------

The Company does not own a transmission network and, accordingly, relies on both facilities-based and nonfacilities-based local and long-distance carriers. Although management feels that alternative telecommunications facilities could be found in a timely manner, disruption of these services for more than a brief period would have an adverse effect on operating results.

Factors Impacting Future Success
--------------------------------

The future success of the Company is dependent upon a number of factors, including the effect of rapid technological changes affecting the markets for the Company's products and services and management's ability to effectively respond to those changes, including the development, implementation, marketing and support of new or improved products, and services to respond to the changing environment; effects of intense competition in information and telecommunications services markets, including, among other things, the consequent effects on the prices that the Company may charge for its products and services; the effect of regulatory changes in the telecommunications industry; and the risk of dependence on key managerial personnel.

4. RELATED PARTY TRANSACTIONS:
   ---------------------------

Certain shareholders of the Company and the Limited Partner also have a direct or indirect interest in VTE, a franchisor of voice messaging systems. VTE franchises and VTE's service centers are the primary users of the network. All network services sold during the years ended December 31, 1996, 1995, and 1994 were to VTE franchises, the Limited Partner and VTE's service centers. Approximately 81%, 88% and 90% of the services sold during 1996, 1995 and 1994, respectively, were to the Limited Partner, its affiliates and its customers.

The Partnership maintains a management agreement with VTE whereby VTE provides sales and marketing, finance and administration and management information services. Management fees under this agreement were $2,400,000, $3,165,000 and $2,400,000 in 1996, 1995 and 1994, respectively, and are included in selling, general and administrative expenses in the accompanying statements of operations.

VTE advances funds to the Company necessary to meet working capital requirements. Total funds advanced at December 31, 1996 and 1995 were $4,390,305 and $4,945,717, respectively. Total interest paid on these funds in 1996, 1995 and 1994 was $325,131, $345,049 and $130,724, respectively. Interest is accrued on the outstanding advances at 8%. VTE also leases certain equipment to the Partnership (Note 5).

VTE has a $1.5 million demand note (Agreement) with a bank. The Partnership has guaranteed any indebtedness under this Agreement in the event of a default by VTE. Under this guaranty, the Partnership has pledged certain assets as security.

VTE has a $5 million note with a shareholder (parent of the Limited Partner) with which the Partnership and the General Partner also are obligated as borrowers. The VTE note is convertible at the shareholders option into common stock equity of the Company and equity of VTE.

5. NOTES PAYABLE AND CAPITAL LEASE OBLIGATIONS
   TO AFFILIATES AND OTHERS:
   -------------------------------------------

Notes payable at December 31, 1996 and 1995 consist of the following:

                                             1996        1995
                                        ------------------------

Note payable to VTE upon demand,
 unsecured, interest accrued at 8%        $1,232,577  $1,141,044


Note payable to shareholder in monthly
 installments of $10,000 at 12%
 interest, secured by stock in the                 -      60,000
 Company



Note payable to supplier, due in
 monthly installments from October 1995
 to September 1996, at 12% interest                -     610,332


                                          ----------  ----------

Total notes payable                       $1,232,577  $1,811,376
                                          ==========  ==========

Capital lease obligations at December 31, 1996 and 1995 consist of the following:

                                             1996        1995
                                          ----------  ----------

Capital lease obligation to VTE, due in
 monthly installments from September
 1994 to March 1998, at prime plus a PR
 margin                                   $  928,588  $1,857,152

Capital lease obligations due to
 leasing companies, due in monthly
 installments ranging from September
 1992 to January 2001, at interest
 rates ranging from 8.8% to 14%              595,440     703,139
                                          ----------   ---------

Total capital lease obligations            1,524,028   2,560,291

Less- Current portion                      1,128,286   1,084,604
                                          ----------  ----------

Total long-term capital lease
 obligations                              $  395,742  $1,475,687
                                          ==========  ==========

In April 1994, the Partnership entered into a $3 million lease agreement with VTE for the purpose of funding an upgrade to the Partnership's national voice messaging network. The upgrade equipment leased from VTE was funded by the proceeds of a $3 million credit agreement with a bank. Under the lease agreement, the Partnership makes monthly payments to VTE equal to the principal of $71,428 plus interest due to the bank. The note is due March 1998 and bears interest at prime plus a PR margin. The PR margin ranges from 0% to 1.5%. The interest rate was 8.25%, 8.5% and 8.5% at December 31, 1996, 1995 and 1994, respectively. Total interest expense was $117,736, $202,223, 145,271 in 1996, 1995 and 1994, respectively. Total lease payments made to VTE were $928,564, $785,708, and $357,140 in 1996, 1995 and 1994, respectively. The lease obligation is guaranteed by Amway Corporation, the parent company of MPI.

The future minimum lease payments under capital leases, excluding interest, for the five years following December 31, 1996 are $1,128,285 for 1997; $237,529 for 1998; $134,310 for 1999; $22,547 for 2000 and $1,331 for 2001 and thereafter.
VTE guaranteed the obligations under capital leases in the event of a default by the Partnership.

6. CAPITAL STOCK:
   --------------

In October 1991, the shareholders of the Company approved a Non-Qualified and Incentive Stock Option Plan (Plan) to encourage key officers of the Company to acquire or increase their ownership of common stock of the Company. The Plan provides stock options for an aggregate of 36 shares of Class A Common stock. The Plan provides for various vesting periods up to fifty months. In the event of a change in control, all options are immediately vested. In November 1991, under the Plan, the Company granted options to purchase 11.5 of its shares at $338 per share. These shares were exercised during 1995. In January 1993, under the Plan, the Company granted options to purchase 3.5 of its shares at $400 per share exercisable prior to January 11, 1998. In June 1994, under the Plan, the Company granted options to purchase eight of its shares at $24,000 per share exercisable prior to June 28, 2004. In July 1995, under the Plan, the Company granted options to purchase 2.5 of its shares at $24,000 per share prior to July 11, 2005. In March 1996, under the Plan, the Company granted options to purchase four of its shares at $24,000 per share exercisable prior to March 29, 2006.

In 1996, the Company adopted the disclosure-only provisions of Statement of Accounting Standards (FAS) No. 123, "Accounting for Stock Based Compensation." FAS No. 123 requires that compensation expense in relation to stock option plans be determined based on the fair value at the grant date. Management's pricing model was used to determine that the pro forma impact of compensation expense from options granted was immaterial.

In April 1995, the Company entered into a separation agreement with an officer which grants the officer the right beginning January 31, 1996 to redeem 16 shares. The officer, under the agreement, can put .2666 shares per month for 59 months and .2706 in the last month and the Company will pay $7,970 per month.
As of December 31, 1996, 3.1992 shares were put to the Company. The Company has the right any time to call all or any portion of the shares for a purchase price of $24,000 per share, subject to adjustment in the event of a reappraisal as a result of the reorganization.

Certain stock transfer restriction agreements have limited the transfer of Class A shares by allowing the Company and other shareholders the opportunity to repurchase shares prior to their being offered to an outside person or entity. The agreement also calls for mandatory repurchase of shares upon the death of the shareholder. The purchase price to be paid for any redemptions is determined annually by the shareholders.

7. SUBSEQUENT EVENT:
   -----------------

On April 30, 1997, the Company closed a definitive agreement to merge with Premiere Technologies, Inc. (Premiere) in exchange for 213,668 shares of Premier common stock. Immediately prior to closing the definitive agreement the Company called the remaining shares owned by an officer pursuant to the separation agreement (Note 5) and reacquired 4.5 shares of treasury stock from a shareowner. Additionally, VTE's shareowner (Parent of Limited Partner) converted its $5 million VTE convertible outstanding note into 78.25 shares of the Company's Class A common stock and 95.75 shares of VTE Class A common stock immediately prior to closing the Premiere transaction. The merger will be accounted for using the pooling of interests method. Also on April 30, 1997, Premiere acquired the Limited Partner's interest in the Partnership in a separate transaction. As a result of these transactions, the Partnership was dissolved.

                         CONTINUUM, INC.

                         FINANCIAL STATEMENTS
                         AS OF DECEMBER 31, 1996
                         TOGETHER WITH REPORT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors
and Shareholders of
Continuum, Inc.:

We have audited the accompanying balance sheet of Continuum, Inc. (a Kentucky S corporation) as of December 31, 1996 and the related statements of income, shareholders' deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Continuum, Inc. as of December 31, 1996 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ Arthur Andersen LLP

Cleveland, Ohio
March 28, 1997
(except with respect to the matter
discussed in Note 10, as to which
the date is May 2, 1997)

                                CONTINUUM, INC.
                                ---------------

                                 BALANCE SHEET
                                 -------------

                               DECEMBER 31, 1996
                               -----------------



               ASSETS                                                                LIABILITIES AND SHAREHOLDERS' DEFICIT
               ------                                                                -------------------------------------
  CURRENT ASSETS:                                                           CURRENT LIABILITIES:
    Cash                                             $  19,708                Current portion of notes payable           $140,854
    Accounts receivable, less allowance                                       Advances from shareholders                   54,989

     for doubtful accounts of $21,315                  125,844                Accounts payable                             30,711

    Prepaid and other current assets                     7,412                Taxes payable                                51,385
                                                     ---------                Unearned revenue                             92,310
          Total current assets                         152,964                                                           --------
                                                                                  Total current liabilities               370,249
                                                                                                                         --------


                                                                            NOTES PAYABLE TO BANK                          91,082
                                                                                                                         --------

     PROPERTY AND EQUIPMENT, at cost                   462,688                    Total liabilities                       461,331
                                                                                                                         --------
       Less- Accumulated depreciation                  281,644
                                                     ---------
          Net property and equipment                   181,044              COMMITMENTS AND CONTINGENCIES
                                                     ---------
                                                                            SHAREHOLDERS' DEFICIT:
                                                                              Common stock                                  4,000
                                                                              Retained deficit                            (68,990)
                                                                                                                         --------
 FRANCHISE FEES, net of accumulated
  amortization of $22,667                               62,333                    Net shareholders' deficit               (64,990)
                                                     ---------                                                           --------
                                                                                  Total liabilities and
          Total assets                                $396,341                      shareholders' deficit                $396,341
                                                     =========                                                           ========

                    The accompanying notes are an integral
                          part of this balance sheet.

                                CONTINUUM, INC.
                                ---------------

                              STATEMENT OF INCOME
                              -------------------

                     FOR THE YEAR ENDED DECEMBER 31, 1996
                     ------------------------------------

REVENUES                                    $1,094,447

COST OF SALES                                  187,676
                                            ----------

  Gross margin                                 906,771

OPERATING EXPENSES:
 Selling, general and administrative           663,351
 Depreciation and amortization                 100,248
                                            ----------

  Total operating expenses                     763,599
                                            ----------

OPERATING INCOME                               143,172

OTHER EXPENSE:
 Interest expense, net                          28,093
                                            ----------

NET INCOME                                  $  115,079
                                            ----------


                            The accompanying notes
                    are an integral part of this statement.

                                CONTINUUM, INC.
                                ---------------


                      STATEMENT OF SHAREHOLDERS' DEFICIT
                      ----------------------------------

                     FOR THE YEAR ENDED DECEMBER 31, 1996
                     ------------------------------------

                                        Common     Retained
                                        Stock      Deficit        Total
                                        ------     --------       -----
   BALANCE AT DECEMBER 31, 1995        $ 4,000    $(184,069)    $(180,069)

     Net income                            -        115,079       115,079
                                       -------     ----------    ----------

   BALANCE AT DECEMBER 31, 1996        $ 4,000     $(68,990)    $( 64,990)
                                       =======     ==========    ==========

                            The accompanying notes
                    are an integral part of this statement.

                                CONTINUUM, INC.
                                ---------------


                            STATEMENT OF CASH FLOWS
                            -----------------------

                     FOR THE YEAR ENDED DECEMBER 31, 1996
                     ------------------------------------

  CASH FLOWS FROM OPERATING ACTIVITIES:

   Net income                                                $ 115,079
   Adjustments to reconcile net income to net cash
    provided by operating activities-
     Depreciation and amortization                             100,248
   Changes in operating assets and liabilities-
    Accounts receivable                                        (54,076)
    Prepaid and other current assets                            (6,565)
    Accounts payable                                            (5,327)
    Taxes payable                                               15,713
    Unearned revenue                                            23,899
                                                             ----------
       Net cash provided by operating activities               188,971
                                                             ----------

  CASH FLOWS USED IN INVESTING ACTIVITIES:
   Purchase of equipment                                      (136,600)
                                                             ----------

  CASH FLOWS USED IN FINANCING ACTIVITIES:
   Repayments of notes payable, net                             (8,063)
   Payments on shareholder advances                            (26,742)
                                                             ----------
       Net cash used in financing activities                   (34,805)
                                                             ----------
  NET INCREASE IN CASH                                          17,566
  CASH AT BEGINNING OF YEAR                                      2,142
                                                             ----------
  CASH AT END OF YEAR                                        $  19,708
                                                             ==========
  SUPPLEMENTAL DISCLOSURES:
   Cash paid for interest                                    $  28,093
                                                             ==========

                            The accompanying notes
                    are an integral part of this statement.

                                CONTINUUM, INC.
                                ---------------

                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------

                               DECEMBER 31, 1996
                               -----------------

1. COMPANY BACKGROUND:
   -------------------

Continuum, Inc. (the Company) was incorporated in 1991. The Company provides voice messaging services to its customers, who are primarily located in Kentucky. The Company operates under franchise agreements which allow it to service the Louisville, Lexington and Bowling Green, Kentucky markets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICES:

Presentation
------------

The accompanying financial statements of the Company are prepared on the accrual basis of accounting. The financial information included herein may not necessarily reflect the financial position, results of operations or cash flows of the Company in the future.

Property and Equipment
----------------------

Property and equipment are recorded at cost. Major additions and improvements are capitalized in the related property accounts. Replacements and repairs and maintenance which do not extend the useful life of the property are expensed as incurred.

The Company provides depreciation on the original cost of property and equipment in service using the modified accelerated cost recovery system for financial reporting purposes over the estimated useful lives of the respective assets as follows:

     Messaging computer systems                     5 years
     Office equipment and furniture               5-7 years

Depreciation expense relating to property and equipment was $95,934 in 1996.

Income Taxes
------------

The Company and its shareholders have elected to be taxed as an S corporation under the provisions of the Internal Revenue Code. As such, the taxable income of the Company is included in the individual tax returns of the shareholders for federal and state income tax purposes.

Intangibles
-----------

The costs of franchise rights acquired are being amortized using the straight-line method over the life of the agreement. Amortization expense for 1996 was $4,314.

Revenue Recognition and Unearned Revenues
-----------------------------------------

Revenues are recognized as the Company performs services in accordance with contract terms. Unearned revenue represents sales that have been billed in advance for voice messaging services that have not been provided as of December 31, 1996. The majority of the Company's customers are billed in monthly increments; however, some customers have quarterly and semiannual contract terms.

Cost of Sales
-------------

Cost of sales includes all direct expenses incurred in providing voice messaging services, including long-distance carrier costs and applicable taxes.

Source of Supplies
------------------

The Company does not own a transmission network and, accordingly, relies on both facilities-based and nonfacilities-based local and long-distance carriers and other companies to provide transmission of its subscribers' voice messaging. Although management feels that alternative telecommunications facilities could be found in a timely manner, disruption of these services for more than a brief period would have an adverse effect on operating results.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments
-----------------------------------

In 1995, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosures About Fair Value of Financial Instruments," which requires disclosure of fair value information about instruments, whether or not recognized in the balance sheet.

The fair value of the long-term debt approximates its carrying value as of December 31, 1996.

Accounting for Long-Lived Assets
--------------------------------

The Company adopted SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," in 1996. SFAS No. 121 requires that long-lived assets and certain identifiable intangible assets be reviewed for impairment whenever circumstances indicate that the carrying amount of an asset may not be recoverable. The adoption of this standard did not impact the Company's financial statements. Management periodically reviews the realizability of long-lived assets of the Company in accordance with SFAS
No. 121.

Factors Impacting Future Success
--------------------------------

The future success of the Company is dependent upon a number of factors, including the effect of rapid technological changes affecting the markets for the Company's products and services and management's ability to effectively respond to those changes, including the development, implementation, marketing and support of new or improved products and services to respond to the changing environment; effects of intense competition in information and telecommunication services markets, including, among other things, the consequent effects on the prices that the franchisor may charge for its products and services; the effect of regulatory changes in the telecommunications industry; and the risk of dependence on key managerial personnel.

3. CONCENTRATIONS OF CREDIT RISK AND SIGNIFICANT CUSTOMERS:
   --------------------------------------------------------

Financial instruments that potentially subject the Company to concentrations of credit risk consist only of accounts receivable, as collateral is not required. The Company's risk of loss is limited due to advance billings to customers and the ability to terminate access on delinquent accounts. The concentration of credit risk is mitigated by the large number of customers comprising the customer base and their dispersion across different industries and geographic regions.

Approximately 25% of the Company's sales were derived through a single entity during 1996. Although this entity is a single account that is managed on a collective basis, it is actually comprised of a large number of individual subscribers located throughout all franchise territories.

4. FRANCHISE AGREEMENTS:
   ---------------------

The franchise rights were acquired pursuant to franchise agreements entered into with Voice-Tel Enterprises, Inc. (VTE). The term of each franchise agreement is 20 years with options to renew the agreement in one-year increments for an additional ten years. The Company is required to pay a monthly royalty in an amount equal to a specified percentage of gross sales. The royalty rates are 6% in the first year of the franchise agreement, 8% in the second year, and 10% thereafter. In addition, the Company is required to pay a monthly marketing and promotion fee of 2% of gross sales. The Company is periodically required to pay other special franchise fees and assessments.

In conjunction with the execution of the franchise agreements, the Company has agreed to act as the service representative of VTE within each of its franchise areas. As consideration for this, the Company receives a monthly fee equal to 40% of the royalties it pays to VTE.

5. PROPERTY AND EQUIPMENT:
   -----------------------

Property and equipment consisted of the following at December 31, 1996:

               Messaging computer systems               $ 427,933
               Office equipment and furniture              34,755
                                                        ----------
                                                          462,688
               Less- Accumulated depreciation            (281,644)
                                                        ----------
                    Property and equipment, net         $ 181,044
                                                        ==========

6.   LONG-TERM DEBT:
     ---------------

Long-term debt consists of the following as of December 31, 1996:


    Note payable, unsecured, monthly payments of principal
       and interest of $2,283, interest at 9.05%, final
       payment due March 1998                               $ 32,272

    Note payable, collateralized by certain equipment,
       monthly payments of principal and interest of
       $332, interest at 11.552%, final payment due
       December 1998                                           7,060

    Note payable, collateralized by certain property and
       a financing statement, monthly payments of
       principal and interest of $2,154, interest at
       11.0%, final payment due April 1999                   53,381


    Note payable, collateralized by certain equipment,
       monthly payments of principal and interest,
       interest at prime plus 2%, final payment due
       April 1999                                             10,019

    Note payable, collateralized by certain equipment and
       inventory, monthly payments of principal and
       interest of $451, interest at 13.038%, final
       payment due July 1999                                  11,806


    Note payable, collateralized by certain accounts
       receivable, equipment, and inventory, monthly
       payments of principal and interest of $572,
       interest at 12.029%, final payment due October
       1999                                                   16,462

    Note payable, collateralized by certain accounts
       receivable, equipment and inventory, monthly
       payments of principal and interest of $1,566,
       interest at 10.526%, final payment due
       September 1998                                         29,909

    Note payable, collateralized by a security agreement,
       payments of interest of $429, monthly interest
       at 10.5%, final payment of principal and interest
       due February 1997                                      49,067

    Note payable, collateralized by certain property and
       a financing statement, monthly payments of
       principal and interest of $657, interest at
       11.0%, final payment due April 1999                  16,150


    Capital lease obligations, at weighted average
       interest rates of 16.56% and 18.0%, payable
       in monthly installments in varying amounts
       through 1997                                            5,810
                                                            ---------

    Total                                                    231,936


    Less- Current portion of notes payable                  (140,854)
                                                            ---------


    Total long-term notes payable                           $ 91,082
                                                            =========

Annual principal payments required under the provisions of the long-term debt agreements are as follows:

                         Notes Payable       Capital Leases
                         -------------       --------------
              1997         $135,044               $5,810
              1998           69,519                    -
              1999           21,563                    -
                           --------               ------
                           $226,126               $5,810
                           ========               ======


7.   LEASES:
     -------

The Company leases certain equipment under operating leases which expire at various dates to 1999. At December 31, 1996, future minimum lease payments under all noncancelable lease arrangements in excess of one year are as follows:

              Year Ending          Operating
              December 31           Leases
            ----------------    --------------
              1997                  $ 8,831
              1998                    3,443
              1999                      538
                                    -------
            Total minimum
              lease payments        $12,812
                                    =======

Certain leases contain purchase options and generally provide that the Company shall pay for insurance, taxes and maintenance.

8.   EQUITY INTERESTS:
     -----------------

Capital Stock
-------------

The common stock authorized, issued, and outstanding at December 31, 1996 for the Company is as follows:

                                                                   Amount
                                    Shares Issued               Contributed
                       Shares            and        Par Value    for Common
                      Authorized     Outstanding    Per Share      Stock
                      ----------    -------------   ---------   -----------
Continuum, Inc.         2,000            170           None        $4,000

Stock Transfer Agreement
------------------------

The Company has a share transfer agreement with and between its shareholders. The agreement covers both voluntary and involuntary transfers of the Company's common stock. In accordance with the provisions of the agreement, if a shareholder desires to sell or transfer his shares, the remaining shareholders have the right to acquire the shares. In the event that the remaining shareholders do not exercise their right, the Company has the option to reacquire the shares. The purchase price and the payment terms of any stock purchase are based on a defined formula specified in the agreement.

9.   COMMITMENTS AND CONTINGENCIES:
     ------------------------------

The Company has guaranteed payment of certain liabilities of an unconsolidated affiliate. These guarantees are issued primarily to support borrowing arrangements and are scheduled to expire during 1999. The Company's exposure for financial guarantees is represented by the contractual amount of these guarantees. The maximum credit loss in the event of nonperformance by the affiliated party at December 31, 1996 was approximately $125,000.

10.  SUBSEQUENT EVENTS:
     ------------------

In February 1997, the Company refinanced the note payable due February 1997. The new note is a 24-month loan in the amount of $48,034. The Company pays $2,217 monthly for principal and interest at a rate of 10.0%. Final payment is due February 1999.

On May 2, 1997, the Company closed a definitive agreement to merge with Premiere Technologies, Inc. (Premiere) in exchange for 79,948 shares of Premiere stock. Premiere provides a comprehensive, integrated suite of information and telecommunications to a wide range of users. These services are delivered through its computer telephone platform, which provides users with a single point of access to Premiere's services. The platform is accessible from virtually any telephone in the world and is also designed to communicate with personal computers, facsimile machines and pagers. The merger will be accounted for using the pooling-of-interests method.

                            DMG, INC. AND VTG, INC.


                         COMBINED FINANCIAL STATEMENTS
                            AS OF DECEMBER 31, 1996
                                 TOGETHER WITH
                               AUDITORS' REPORT

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS





To the Shareholders of
DMG, Inc. and VTG, Inc.:


We have audited the accompanying combined balance sheet of DMG, INC. (d.b.a. Voice-Tel) (a Texas S corporation) and VTG, INC. (d.b.a. Voice-Tel) (a Texas S corporation) as of December 31, 1996 and the related combined statements of operations, shareholders' equity, and cash flows for the year then ended. These combined financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of DMG, Inc. and VTG, Inc. as of December 31, 1996 and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ Arthur Andersen LLP

Atlanta, Georgia
March 26, 1997
(except with respect to the matter
discussed in Note 11, as to which the
date is April 2, 1997)

                            DMG, INC. AND VTG, INC.


                            COMBINED BALANCE SHEET

                               DECEMBER 31, 1996

                                          ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                                                     $1,238,943
  Accounts receivable, less allowance for uncollectible accounts of $0             250,632
  Other current assets                                                              11,289
                                                                                ----------
          Total current assets                                                   1,500,864
                                                                                ----------
PROPERTY AND EQUIPMENT (NOTE 5)                                                  1,087,310
  Less accumulated depreciation                                                    684,267
                                                                                ----------
          Net property and equipment                                               403,043
                                                                                ----------
OTHER ASSETS:
  Franchise fee, net of accumulated amortization of $48,823                        109,977
  Other noncurrent assets                                                            8,674
                                                                                ----------
          Total other assets                                                       118,651
                                                                                ----------
          Total assets                                                          $2,022,558
                                                                                ==========

                         LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                                                              $  373,215
  Accrued liabilities                                                               75,615
  Due to affiliate                                                                 227,960
  Due to shareholders                                                              398,689
  Deferred revenue                                                                 254,639
  Current portion of long-term debt and capital lease obligations (Note 6)         147,594
                                                                                ----------
          Total current liabilities                                              1,477,712
                                                                                ----------
LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS (NOTE 6)                              271,526
                                                                                ----------
COMMITMENTS AND CONTINGENCIES (NOTE 7)

SHAREHOLDERS' EQUITY:
  Common stock (Note 8)                                                            299,898
  Additional paid-in capital                                                        60,046
  Treasury stock                                                                  (660,000)
  Retained earnings                                                                573,376
                                                                                ----------
          Total shareholders' equity                                               273,320
                                                                                ----------
          Total liabilities and shareholders' equity                            $2,022,558
                                                                                ==========

  The accompanying notes are an integral part of this combined balance sheet.

                            DMG, INC. AND VTG, INC.


                       COMBINED STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 1996




REVENUES                                                    $6,078,478

COST OF SALES                                                2,117,847
                                                           -----------
     Gross margin                                            3,960,631
                                                           -----------
OPERATING EXPENSES:
  Selling and marketing                                      1,412,681
  General and administrative                                 1,484,432
  Depreciation and amortization                                182,380
                                                           -----------
     Total operating expenses                                3,079,493
                                                           -----------
OPERATING INCOME                                               881,138

OTHER EXPENSE:
  Interest expense                                             (38,412)
                                                           -----------
NET INCOME                                                  $  842,726
                                                           ===========


   The accompanying notes are an integral part of this combined statement.

                            DMG, INC. AND VTG, INC.

                  COMBINED STATEMENT OF SHAREHOLDERS' EQUITY

                     FOR THE YEAR ENDED DECEMBER 31, 1996


                                     COMMON STOCK        ADDITIONAL
                                  -------------------     PAID-IN       TREASURY      RETAINED
                                    SHARES    AMOUNT      CAPITAL         STOCK       EARNINGS       TOTAL
                                  --------- ---------   -----------    ----------    ----------    ---------
BALANCE January 1, 1996            593,511   $299,898    $ 60,046      $(660,000)     $346,713     $  46,657

  Net income                             0          0           0              0       842,726       842,726
  Dividends to shareholders              0          0           0              0      (616,063)     (616,063)
                                  --------- ---------   -----------    ----------    ----------    ---------
BALANCE, December 31, 1996         593,551   $299,898    $ 60,046      $(660,000)     $573,376     $ 273,320
                                  ========= =========   ===========    ==========    ==========    =========

The accompanying notes are an integral part of this combined statement.

                            DMG, INC. AND VTG, INC.


                       COMBINED STATEMENT OF CASH FLOWS

                     FOR THE YEAR ENDED DECEMBER 31, 1996

CASH FLOW FROM OPERATING ACTIVITIES:
  Net income                                                                   $  842,726
  Adjustments to reconcile net income to net cash provided by operating        ------------
    activities:
       Depreciation and amortization                                              182,380
       Changes in operating assets and liabilities:
         Decrease in accounts receivable                                           20,522
         Increase in other current assets                                            (382)
         Increase in accounts payable and accrued expenses                        572,267
         Deferred revenue                                                         143,672
                                                                               ------------
           Total adjustments                                                      918,459
                                                                               ------------
           Net cash provided by operating activities                            1,761,185
                                                                               ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Purchase of equipment                                                           (297,519)
                                                                               ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Principal payments on long-term debt                                            (213,571)
 Dividends paid to shareholders                                                  (616,063)
                                                                               ------------
           Net cash used in financing activities                                 (829,634)
                                                                               ------------
NET INCREASE IN CASH                                                              634,032

CASH AT BEGINNING OF YEAR                                                         604,911
                                                                               ------------
CASH AT END OF YEAR                                                            $1,238,943
                                                                               ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Cash paid for interest                                                       $   48,000
                                                                               ============

     The accompanying notes are an integral part of this combined statement.

                            DMG, INC. AND VTG, INC.


                    NOTES TO COMBINED FINANCIAL STATEMENTS

                               DECEMBER 31, 1996


1.   ORGANIZATION AND NATURE OF BUSINESS

     ORGANIZATION

     DMG, Inc. (d.b.a. Voice-Tel)("DMG") and VTG, Inc. (d.b.a. Voice-Tel)("VTG") are separate corporations which have common ownership and are collectively referred to herein as the "Companies." DMG, Inc. and VTG, Inc. were incorporated in Texas on February 7, 1989 and June 26, 1990, respectively.

     NATURE OF BUSINESS

     The Companies provide digital messaging services under exclusive franchise agreements with Voice-Tel Enterprises, Inc. ("VTE"). Business is conducted using the proprietary trade name "Voice-Tel." The Voice-Tel system operates on the Companies' computer processing equipment using commercially available telephone lines. Effective September 1990, VTG acquired the franchise rights to solicit and provide Voice-Tel services. Effective August 1989 and December 1993, DMG acquired its franchise rights. The Companies primarily operate in the state of Texas.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ACCOUNTING ESTIMATES

     The preparation of these combined financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     PRESENTATION

     The accompanying combined financial statements of the Companies are prepared on the accrual basis of accounting and present their combined assets, liabilities, revenues, expenses, and cash flows as if the Companies existed as a separate corporation during the period presented.

     The financial information included herein may not necessarily reflect the financial position, results of operations, or cash flows of the Companies in the future or what the financial position, results of operations, or cash flows of the Companies would have been if they were combined as a separate and stand-alone company during the periods presented.

     PRINCIPLES OF COMBINATION

     The financial statements include the accounts of DMG, Inc. and VTG, Inc. All significant intercompany balances and transactions have been eliminated in combination.

     PROPERTY AND EQUIPMENT

     Property and equipment are recorded at cost, and depreciation is provided for using the straight-line method over the estimated useful lives of the assets, commencing when the assets are installed or placed in service. The estimated useful lives are ten years for furniture and fixtures, seven years for office equipment, and five years for computer equipment. The cost of installed equipment includes expenditures for installation. Assets recorded under capital leases and leasehold improvements are depreciated over the shorter of their useful lives or the term of the related lease.

     LONG-LIVED ASSETS

     The Companies periodically review the values assigned to long-lived assets, such as property and equipment, to determine whether any impairments are other than temporary. Management believes that the long-lived assets in the accompanying balance sheet are appropriately valued.

     FAIR VALUE OF FINANCIAL INSTRUMENTS

     The fair value of the long-term debt approximates its carrying value as of December 31, 1996.

     REVENUE RECOGNITION AND DEFERRED REVENUES

     Revenues are recognized as the Companies perform services in accordance with contract terms. Billings in advance for messaging services are recorded on the accompanying combined balance sheet as deferred revenue. These revenues are recognized when the related service is provided. The majority of the Companies' customers are billed in monthly billing cycles; however, some customers have quarterly and semiannual billing cycles.

     COST OF SERVICES

     Cost of services includes all direct expenses incurred in providing voice messaging services, including long-distance carrier costs and applicable taxes.

     INTANGIBLE ASSETS

     Purchased intangible assets, which include franchise agreements, are recorded at cost. Intangible assets are amortized using the straight-line method over the estimated useful lives of the related assets or terms of the agreements (20 years for franchise agreements).

     INCOME TAXES

     The Companies have elected to be treated as small business S corporations for federal and state income tax purposes. As such, in lieu of corporate income tax consequences arising at the Companies' level, the individual shareholders are allocated their proportionate shares of the Companies' taxable income or loss.

     REGULATION

     The Companies are subject to regulation by the FCC and by various state public service and public utility commissions.

     SOURCE OF SUPPLIES

     The Companies do not own a transmission network and, accordingly, rely on both facilities-based and nonfacilities-based local and long-distance carriers and other companies to provide transmission of their subscribers' voice messaging. Although management believes that alternative telecommunications facilities could be found in a timely manner, disruption of these services for more than a brief period would have an adverse effect on operating results.

     FACTORS IMPACTING FUTURE SUCCESS

     The future success of the Companies is dependent upon a number of factors, including the effect of rapid technological changes affecting the markets for the Companies' products and services and management's ability to effectively respond to those changes, including the development, implementation, marketing, and support of new or improved products and services to respond to the changing environment; effects of intense competition in information and telecommunications services markets, including, among other things, the consequent effects on the prices that the Companies may charge for their products and services; the effect of regulatory changes in the telecommunications industry; and the risk of dependence on key managerial personnel.

3.   CONCENTRATION OF CREDIT RISK AND SIGNIFICANT CUSTOMERS

     Financial instruments that potentially subject the Companies to concentrations of credit risk consist only of accounts receivable, as collateral is not required. The Companies' risk of loss is limited due to advance billings to customers and the ability to terminate access on delinquent accounts.

     The Companies' ten largest customers accounted for approximately 43% of net sales for the year ended December 31, 1996. Approximately 38% of the Companies' sales were derived from a single national account during 1996. Although this entity is a single national account that is managed on a collective basis, it is actually comprised of a large number of individual subscribers located throughout all franchise territories, including those operated by other Voice-Tel franchisees.

4.   FRANCHISE AGREEMENTS

     Franchise rights were acquired pursuant to franchise agreements entered into with VTE (Note 1) in September 1990 by VTG and in August 1989 and December 1993 by DMG. Under the franchise agreements, the Companies have the exclusive rights to solicit and provide Voice-Tel digital messaging services within the state of Texas. The terms of the franchise agreements are 20 years, with an option to renew for an additional 10 years. In addition to the initial franchise fee, which is being amortized over the term of the agreement, the Companies are required to pay a monthly royalty in an amount equal to 10% of gross sales, less certain costs. A monthly marketing and promotion fee of 2% of gross sales is also payable to VTE.

     In return for the Companies' acting as VTE's exclusive service representatives and supervising operations of the local franchises, VTE pays the Companies a continuing fee equal to 40% to VTG and 60% to DMG of the royalty received by VTE on gross sales, less certain costs, for the terms of the franchise agreements. The Companies are periodically required to pay other special franchise fees and assessments. During 1996, royalties, franchise fees, and other assessments totaled approximately $788,000, net of any service representative fees received. In addition, the franchise agreements contain a covenant not to compete for up to three years subsequent to the termination of such agreement.

5.   PROPERTY AND EQUIPMENT

     Property and equipment at December 31, 1996 consisted of the following:

          Furniture, fixtures, and equipment              $1,085,861
          Leasehold improvements                               1,449
                                                         ------------
                     Total property and equipment          1,087,310
          Accumulated depreciation                          (684,267)
                                                         ------------
          Property and equipment, net                     $  403,043
                                                         ============

6.   LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS

     Long-term debt and capital lease obligations at December 31, 1996 consisted of the following:

          $264,000 promissory note to a former shareholder; 7%
          interest, payable in 60 monthly installments of
          approximately $4,500 and remaining principal due in full
          April 1999, security interest in future rights to all moneys
          received from Amvox, Inc.                                     $156,633

          $264,000 promissory note to a former shareholder; 7%
          interest, payable in 60 monthly installments of
          approximately $4,500 and remaining principal due in full
          April 1999, security interest in future rights to all moneys
          received from Amvox, Inc.                                    $163,487

          $80,000 revolving credit facility to a former shareholder;
          12.25% interest, payable in equal monthly installments and
          maturing April 1997                                             6,489

          $80,000 revolving credit facility to a former shareholder;
          12.25% interest, payable in equal monthly installments and
          maturing April 1997                                             6,475

          Capital lease obligations at varying interest rates and
          terms, maturing through 1998                                   86,036
                                                                       --------
                                                                        419,120

          Less current maturities                                      (147,594)
                                                                       --------
                                                                       $271,526
                                                                       ========


Future maturities of long-term debt and capital lease obligations at December 31, 1996 are as follows:

               1997                               $147,594
               1998                                131,657
               1999                                139,869
               2000                                      0
               2001                                      0
               Thereafter                                0
                                                  ---------
                                                  $419,120
                                                  =========


7.  COMMITMENTS AND CONTINGENCIES

    OPERATING LEASES

    The Companies lease certain facilities used in their operations under noncancelable operating lease agreements. Future minimum annual rental obligations under noncancelable operating leases as of December 31, 1996 are as follows:

               1997                     $ 108,168
               1998                        51,948
               1999                        39,785
               2000                        24,362
               2001                         3,082
               Thereafter                       0
                                       -----------
                                        $ 227,345
                                       ===========

          Rental expense was approximately $123,000 during 1996.

8.   EQUITY INTERESTS

     COMMON STOCK

     The common stock authorized, issued, and outstanding at December 31, 1996 for each of the Companies is as follows:

                                                                          SHARES            PAR             AMOUNT
                                                                          ISSUED           VALUE          CONTRIBUTED
                                                     SHARES                AND              PER           FOR COMMON
                                                   AUTHORIZED          OUTSTANDING         SHARE            STOCK
                                                --------------        -------------      --------        ------------
DMG, Inc.                                          5,000,000             587,227           $0.50          $308,940
VTG, Inc.                                          1,000,000               6,284            1.00            51,004

9.   RELATED-PARTY TRANSACTIONS

     VTG pays management fees to DMG for providing certain administrative services. All intercompany revenues and expenses have been eliminated in the accompanying combined financial statements.

     As disclosed in Note 6, the Companies have outstanding debt to two former shareholders for the repurchase of treasury shares and use as working capital. The amount due to shareholders on the accompanying combined balance sheet represents earnings distributions to individual shareholders.

10.  EMPLOYEE BENEFIT PLAN

     The Companies maintain a separate defined contribution 401(k) savings plan for all eligible employees. Under the plan, the Companies contribute a discretionary percentage of each eligible employee's compensation. The employees immediately vest in all contributions. The Companies' contribution approximated $11,000 in 1996.

11.  SUBSEQUENT EVENT

     On April 2, 1997, the Companies entered into a definitive agreement to merge with Premiere Technologies, Inc. ("Premiere") in exchange for shares of Premiere stock with a value of approximately $12,898,000. The acquisition is subject to certain conditions and is expected to be consummated on or about April 30, 1997. If completed, the merger is intended to be accounted for using the pooling-of-interests method.

                             PENTA GROUP, INC. AND
                         SCEPTER COMMUNICATIONS, INC.


             COMBINED FINANCIAL STATEMENTS AS OF DECEMBER 31, 1996
                                 TOGETHER WITH
                               AUDITORS' REPORT

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Boards of Directors of
Penta Group, Inc. and
Scepter Communications, Inc.:

We have audited the accompanying combined balance sheet of PENTA GROUP, INC. (a Washington state S corporation) AND SCEPTER COMMUNICATIONS, INC. (a Washington state S corporation) as of December 31, 1996 and the related combined statements of operations, shareholders' equity, and cash flows for the year then ended. These combined financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Penta Group, Inc. and Scepter Communications, Inc. as of December 31, 1996 and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ Authur Anderson LLP


Atlanta, Georgia
March 21, 1997
(except with respect to the matter
discussed in Note 11, as to which
the date is April 2, 1997)

                             PENTA GROUP, INC. AND

                         SCEPTER COMMUNICATIONS, INC.


                            COMBINED BALANCE SHEET

                               DECEMBER 31, 1996


                                    ASSETS
------------------------------------------------------------------------------------
CURRENT ASSETS:
  Cash                                                                   $  235,390
  Accounts receivable:
      Trade, less allowance for uncollectible accounts of $0                316,442
      Related party                                                          59,569
  Advance to shareholder (Note 10)                                           38,382
  Advance to related party (Note 10)                                        199,524
  Notes receivable--related party (Note 10)                               1,500,000
  Prepaid expenses and other current assets                                   9,481
                                                                        -------------
          Total current assets                                            2,358,788
                                                                        -------------
PROPERTY AND EQUIPMENT (NOTE 5)                                           1,934,159
  Less accumulated depreciation                                          (1,009,528)
                                                                        -------------
          Net property and equipment                                        924,631
                                                                        -------------
OTHER ASSETS:
  Franchise agreements, net of accumulated amortization of $73,375          206,625
  Other, net                                                                  5,946
                                                                        -------------
          Total other assets                                                212,571
                                                                        -------------
          Total assets                                                   $3,495,990
                                                                        =============


 LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable                                                       $   98,451
  Accrued expenses                                                          126,757
  Deferred revenue                                                           59,525
  Current portion of long-term debt                                       1,173,285
  Current portion of subordinated debt                                      265,517
                                                                        -------------
          Total current liabilities                                       1,723,535
                                                                        -------------
LONG-TERM LIABILITIES (NOTE 6):
  Long-term debt                                                          1,242,228
  Long-term portion of subordinated debt                                    462,901
                                                                        -------------
          Total long-term liabilities                                     1,705,129
                                                                        -------------
COMMITMENTS AND CONTINGENCIES (NOTE 7)

SHAREHOLDERS' EQUITY:
  Common stock (Note 8)                                                     102,891
  Retained earnings                                                           8,205
  Subscription receivable                                                   (43,770)
                                                                        -------------
          Total shareholders' equity                                         67,326
                                                                        -------------
          Total liabilities and shareholders' equity                     $3,495,990
                                                                        =============

  The accompanying notes are an integral part of this combined balance sheet.

                             PENTA GROUP, INC. AND

                         SCEPTER COMMUNICATIONS, INC.


                       COMBINED STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 1996



REVENUES                                               $3,610,885

COST OF SERVICES                                          561,619
                                                      -------------
        Gross margin                                    3,049,266
                                                      -------------
OPERATING EXPENSES:
  Selling and marketing                                   453,655
  General and administrative                            1,514,264
  Depreciation and amortization                           371,256
                                                      -------------
        Total operating expenses                        2,339,175
                                                      -------------
OPERATING INCOME                                          710,091

OTHER INCOME (EXPENSE):
  Interest expense                                       (259,516)
  Other, net                                                9,800
                                                      -------------
NET INCOME                                             $  460,375
                                                      =============

    The accompanying notes are an integral part of this combined statement.

                             PENTA GROUP, INC. AND

                         SCEPTER COMMUNICATIONS, INC.


                  COMBINED STATEMENT OF SHAREHOLDERS' EQUITY

                     FOR THE YEAR ENDED DECEMBER 31, 1996


                                               COMMON STOCK               SUBSCRIPTION          RETAINED
                                         -----------------------
                                          SHARES        AMOUNT             RECEIVABLE           EARNINGS              TOTAL
                                         --------     ----------         --------------      -------------          ---------
BALANCE, JANUARY 1, 1996                  38,157       $102,891             $(43,770)            $(323,898)         $(264,777)

  Dividends to shareholders                    0              0                    0              (128,272)          (128,272)
  Net income                                   0              0                    0               460,375            460,375
                                         --------     ----------         --------------      -------------          ---------
BALANCE, DECEMBER 31, 1996                38,157       $102,891             $(43,770)            $   8,205          $  67,326
                                         --------     ----------         --------------      -------------          ---------

    The accompanying notes are an integral part of this combined statement.

                             PENTA GROUP, INC. AND

                         SCEPTER COMMUNICATIONS, INC.


                       COMBINED STATEMENT OF CASH FLOWS

                     FOR THE YEAR ENDED DECEMBER 31, 1996

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                       $   460,375
                                                                  --------------
  Adjustments to reconcile net income to
    net cash provided by operating activities:
       Depreciation and amortization                                   371,256
       Changes in operating assets and  liabilities:
          Increase in accounts receivable--trade                       (24,465)
          Decrease in accounts receivable--related party               403,581
          Increase in other current assets                              (6,074)
          Increase in accounts payable                                  12,278
          Increase in accrued wages                                     92,422
          Decrease in other accrued expenses                            (5,017)
          Deferred revenue                                               7,966
          Other                                                          3,366
                                                                  --------------
               Total adjustments                                       855,313
                                                                  --------------
               Net cash provided by operating activities             1,315,688
                                                                  --------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of equipment                                               (157,434)
  Advances to shareholder                                              (38,382)
  Advances to related parties                                       (1,199,174)
                                                                  --------------
               Net cash used in investing activities                (1,394,990)
                                                                  --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds under line of credit                                        252,018
  Proceeds from long-term debt                                         608,669
  Principal payments on long-term debt                                (411,874)
  Principal payments on subordinated debt to shareholder               (34,834)
  Dividends paid to shareholders                                      (128,272)
                                                                  --------------
               Net cash provided by financing activities               285,707
                                                                  --------------
NET INCREASE IN CASH                                                   206,405

CASH AT BEGINNING OF YEAR                                               28,985
                                                                  --------------
CASH AT END OF YEAR                                                $   235,390
                                                                  ==============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Cash paid for interest                                           $   268,411
                                                                  ==============

    The accompanying notes are an integral part of this combined statement.

                             PENTA GROUP, INC. AND

                         SCEPTER COMMUNICATIONS, INC.


                    NOTES TO COMBINED FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

1.   ORGANIZATION AND NATURE OF BUSINESS
     ORGANIZATION

     Penta Group, Inc. ("Penta") and Scepter Communications, Inc. ("Scepter") are S corporations which have common ownership and which are collectively referred to herein as the "Companies." Penta was incorporated in the state of Washington on September 10, 1990. Scepter was incorporated in the state of Washington on March 18, 1994.

     NATURE OF BUSINESS

     The Companies provide digital messaging services under exclusive franchise agreements with Voice-Tel Enterprises, Inc. ("VTE"). Business is conducted using the proprietary trade name "Voice-Tel." The Voice-Tel system operates on the Companies' computer processing equipment using commercially available telephone lines. Effective January 1, 1991, Penta acquired the franchise rights to solicit and provide Voice-Tel services to substantially the entire state of Washington. Late in 1991, Penta also acquired the Voice-Tel franchise rights for the entire states of Idaho and Utah. Early in 1993, Penta acquired the franchise rights for the city of Colorado Springs, Colorado. Effective January 1, 1995, Scepter acquired the franchise rights for the state of Alaska.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     PRESENTATION

     The accompanying combined financial statements of the Companies are prepared on the accrual basis of accounting and present their combined assets, liabilities, revenues, expenses, and cash flows as if the Companies existed as a separate corporation during the period presented.

     The financial information included herein may not necessarily reflect the financial position, results of operations, or cash flows of the Companies in the future or what the financial position, results of operations, or cash flows of the Companies would have been if they were combined as a separate and stand-alone company during the period presented.

     PRINCIPLES OF COMBINATION

     The financial statements include the accounts of Penta Group, Inc. and Scepter Communications, Inc. All significant intercompany balances and transactions have been eliminated in combination.

     PROPERTY AND EQUIPMENT

     Property and equipment are recorded at cost, and depreciation is provided for using the straight-line method over the estimated useful lives of the assets, commencing when the assets are installed or placed in service. The estimated useful lives are ten years for furniture and fixtures, seven years for office equipment, and five years for computer equipment. The cost of installed equipment includes expenditures for installation. Assets recorded under capital leases and leasehold improvements are depreciated over the shorter of their useful lives or the terms of the related leases.

     LONG-LIVED ASSETS

     The Companies periodically review the values assigned to long-lived assets, such as property and equipment, to determine if any impairments are other than temporary. Management believes that the long-lived assets in the accompanying balance sheet are appropriately valued.

     FAIR VALUE OF FINANCIAL INSTRUMENTS

     The fair value of the long-term debt approximates its carrying value as of December 31, 1996.

     REVENUE RECOGNITION AND DEFERRED REVENUES

     Revenues are recognized as the Companies perform services in accordance with contract terms. Billings in advance for messaging services are recorded on the accompanying combined balance sheet as deferred revenue. These revenues are recognized when the related service is provided. The majority of the Companies' customers are billed in monthly billing cycles; however, some customers have quarterly and semi-annual billing cycles.

     COST OF SERVICES

     Cost of services includes all direct expenses incurred in providing voice messaging services, including long-distance carrier costs and applicable taxes.

     INTANGIBLE ASSETS

     Purchased intangible assets, which include franchise agreements, are recorded at cost. Intangible assets are amortized using the straight-line method over the estimated useful lives of the related assets or terms of the agreements (20 years for franchise agreements).

     INCOME TAXES

     The Companies have elected to be treated as small business S corporations for federal and state income tax purposes. As such, in lieu of corporate income tax consequences arising at the Companies' level, the individual shareholders are allocated their proportionate share of the Companies' taxable income.

     REGULATION

     The Companies are subject to regulation by the FCC and by various state public service and public utility commissions.

     SOURCE OF SUPPLIES

     The Companies do not own a transmission network and, accordingly, rely on both facilities-based and nonfacilities-based local and long-distance carriers and other companies to provide transmission of its subscribers' voice messaging. Although management believes that alternative telecommunications facilities could be found in a timely manner, disruption of these services for more than a brief period would have an adverse effect on operating results.

     FACTORS IMPACTING FUTURE SUCCESS

     The future success of the Companies is dependent upon a number of factors, including the effect of rapid technological changes affecting the markets for the Companies' products and services and management's ability to effectively respond to those changes, including the development, implementation, marketing, and support of new or improved products and services to respond to the changing environment; effects of intense competition in information and telecommunications services markets, including, among other things, the consequent effect on the prices that the Companies may charge for their products and services; the effect of regulatory changes in the telecommunications industry; and the risk of dependence on key managerial personnel.

3.   CONCENTRATIONS OF CREDIT RISK AND SIGNIFICANT CUSTOMERS

     Financial instruments that potentially subject the Companies to concentrations of credit risk consist only of accounts receivable, as collateral is not required. The Companies' risk of loss is limited due to advance billings to customers and the ability to terminate access on delinquent accounts. Approximately 70% of the Companies' sales were derived through a single national account during 1996. Although this entity is a single national account that is managed on a collective basis, it is actually comprised of a large number of individual subscribers located throughout all franchise territories, including those operated by other Voice-Tel franchises.

4.   FRANCHISE AGREEMENTS

     The franchise rights were acquired pursuant to franchise agreements entered into with VTE (Note 1). The terms of each franchise agreement are 20 years, with an option to renew the agreement for an additional 10 years. The Companies are required to pay a monthly royalty in an amount equal to a specified percentage of gross sales. The royalty rates are 6% in the first year of the franchise agreement, 8% in the second year, and 10% thereafter. In addition, the Companies are required to pay a monthly marketing and promotion fee of 2% of gross sales. The Companies are periodically required to pay other special franchise fees and assessments.

     In conjunction with the execution of the franchise agreements, the Companies have agreed to act as the service representatives of VTE within each of their franchise areas except Alaska. As consideration for this, the Companies receive a monthly fee equal to 40% (20% for the Colorado Springs franchise) of the royalties they pay to VTE. During 1996, royalties, franchise fees, and other assessments totaled $278,736, net of any service representative fees received.

5.   PROPERTY AND EQUIPMENT

     Property and equipment consisted of the following at December 31, 1996:

          Messaging computer systems                $  1,621,503
          Office furniture                                60,301
          Office equipment                               170,737
          Computer software                               25,012
          Leasehold improvements                          13,174
          Vehicles                                        43,432
                                                   ---------------
                                                       1,934,159
          Less accumulated depreciation               (1,009,528)
                                                   ---------------
          Property and equipment, net               $    924,631
                                                   ===============

6.   FINANCING OBLIGATIONS

     LONG-TERM DEBT

     Long-term debt consisted of the following at December 31, 1996:

     Borrowings under U.S. Bank of Washington, N.A. ("U.S. Bank") credit agreement (up to $200,000); monthly interest-only payments at a variable rate of 1% over the bank's prime rate (9.25% at December 31, 1996); secured by accounts receivable; personally guaranteed by a shareholder; expires on
     June 1, 1997                                                                        $ 200,000

     Borrowings under U.S. Bank credit agreement for the purchase of equipment
     (up to $200,000); monthly interest-only payments at a variable rate of 1%
     over the bank's prime rate (9.25% at December 31, 1996); secured by
     equipment; personally guaranteed by a shareholder; expires on June 1, 1997                     52,018

     Note payable to U.S. Bank in 35 monthly installments of $33,300, plus interest at a rate of 1% over the bank's prime rate (9.25% at December 31,
     1996); one final installment of $834,500, plus interest, is due on November
     10, 1998; collateralized by equipment and accounts receivable; personally
     guaranteed by a shareholder                                                                 1,567,100

     Note payable to U.S. Bank in monthly installments of $8,333, plus interest at a rate of 1.5% over the bank's prime rate (9.75% at December 31, 1996);
     balance due June 1, 1997; collateralized by all assets; personally
     guaranteed by a shareholder                                                                   497,219

     Note payable to U.S. Bank in 48 monthly installments of $2,724, principal and interest at a rate of 1% over the bank's prime rate (9.25% at December
     31, 1996); balance due July 1, 2000; collateralized by equipment;
     personally guaranteed by a shareholder                                                         99,176
                                                                                             --------------
                                                                                                 2,415,513

     Less current maturities                                                                     1,173,285
                                                                                             --------------
     Long-term debt, net of current portion                                                   $  1,242,228
                                                                                             ==============

Maturities of long-term debt at December 31, 1996 are as follows:

          1997                                      $1,173,285
          1998                                       1,194,310
          1999                                          29,436
          2000                                          18,482
          2001                                               0
          Thereafter                                         0
                                                   ------------
                                                    $2,415,513
                                                   ============

     SUBORDINATED DEBT

     Subordinated debt consisted of the following at December 31, 1996:

     Subordinated convertible debentures due to shareholder; monthly interest-
     only payments at a rate of 8.5%, due on December 31, 2020, redeemable
     (without penalty) at par by the Companies after June 30, 2000, convertible at any time into common stock of the Companies at a ratio of one share of stock for each dollar of debenture principal converted, subordinate to all
     debt owed to U.S. Bank                                                             $  200,000

     Subordinated term note due to shareholder; monthly interest-only payments at a rate of 3% over prime rate (11.25% at December 31, 1996) during 1996, monthly installments of $15,672 plus interest at a rate of 3% over prime rate beginning January 1, 1997 until balance is paid in full;
     collateralized by all assets, subordinate to all debt owed to U.S. Bank            $  450,965

     Subordinated demand notes payable to relatives of a shareholder, accrue interest at a rate of 3% over the prime rate (11.25% at December 31, 1996);
     due on demand; subordinated to all debt owed to U.S. Bank                              18,712

     Subordinated notes payable to shareholders, interest rate of 12%; monthly installments of interest and principal of $2,118; balance due on
     demand after January 1, 1997 or due on March 31, 1998; subordinate to all              58,741
                                                                                        ----------
     debt owed to U.S. Bank                                                                728,418

     Less current maturities                                                               265,517
                                                                                        ----------
     Long-term subordinated debt, net of current portion                                 $ 462,901

Principal payments on subordinated debt are due as follows:

          1997                                     $ 265,517
          1998                                       188,064
          1999                                        74,837
          2000                                             0
          2001                                             0
          Thereafter                                 200,000
                                                  -----------
                                                   $ 728,418
                                                  -----------

7.   COMMITMENTS AND CONTINGENCIES

     LEASE OBLIGATIONS

     The Companies have entered into various operating leases for facilities used in their operations. Aggregate future minimum rental commitments under noncancelable operating leases with original or remaining periods in excess of one year as of December 31, 1996 are as follows:

                                                      OPERATING
                                                        LEASES
                                                     -----------
               1997                                    $114,061
               1998                                       9,707
               1999                                           0
               2000                                           0
               2001                                           0
               Thereafter                                     0
                                                      ----------
                                                       $123,768
                                                      ----------

Rental expense under operating leases amounted to $134,736 for the year ended December 31, 1996.

8. EQUITY INTERESTS

     CAPITAL STOCK

     The common stock authorized, issued, and outstanding at December 31, 1996 for each of the Companies is as follows:

                                                                                              AMOUNT
                                                                                  PAR       CONTRIBUTED
                                                                SHARES           VALUE          FOR
                                              SHARES          ISSUED AND          PER         COMMON
                                            AUTHORIZED        OUTSTANDING        SHARE         STOCK
                                          -------------     --------------     --------    --------------
Penta Group, Inc.                             1,000,000             37,975       None           $102,709
Scepter Communications,                          50,000                182       None                182
 Inc.


     SHARE TRANSFER AGREEMENT

     The Companies have a share transfer agreement with and between their shareholders. The agreement covers both voluntary and involuntary transfers of the Companies' common stock. In accordance with the provisions of the agreement, if a shareholder desires to sell or transfer his shares, the remaining shareholders have the first right to acquire the shares. In the event that the remaining shareholders do not exercise their right, the Companies have the option to acquire the shares. The purchase price and the payment terms of any stock purchase are based on a defined formula specified in the agreement.

     SUBSCRIPTION RECEIVABLE

     In 1994, the Companies issued 6,475 shares of common stock in exchange for a receivable in the amount of $43,770. This amount is recorded in the Companies' balance sheet as a subscription receivable.

9.   EMPLOYEE BENEFIT PLANS

     Effective January 1, 1995, the Companies established an employee savings plan, which was created under Section 401(k) of the Internal Revenue Code. All employees who are 21 years of age, have completed one year of service, and work a minimum of 1,000 hours annually are eligible to participate in the plan. Participants may elect to defer up to 15% of compensation up to a maximum amount determined annually pursuant to IRS regulations. For the year ended December 31, 1996, the Companies made discretionary matching contributions to the plan totaling $3,783.

10.  RELATED-PARTY TRANSACTIONS

     As of December 31, 1996, the Companies advanced $157,518 to Virtual Services, Inc. ("Virtual"), an affiliated company under common ownership, and reflected this amount in the Companies' balance sheet as an advance to related-party. Virtual conducts business in the state of Washington.

     As of December 31, 1996, the Companies advanced $42,006 to Genesys Messaging Corporation ("Genesys"), an affiliated company, and reflected this amount in the Companies' balance sheet as an advance to related party. Genesys conducts business in Vancouver, British Columbia as Voice-Tel of Vancouver.

     As of December 31, 1996, the Companies had loaned $1.5 million to Teknon Corporation. The loan bears interest at 1% above the prime rate (9.25% at December 31, 1996). The loan requires monthly payments of interest only. The entire principal balance, plus accrued interest, is due on demand after October 1, 1996. Unless paid sooner, the entire balance of principal and interest is due on October 1, 1997. The balance of these loans is recorded as related-party notes receivable in the Companies' balance sheet.

     During 1996, the Companies advanced $38,382 to a shareholder. The advance is short-term and does not bear interest. The amount is recorded in the Companies' balance sheet as an advance to shareholder.

11.  SUBSEQUENT EVENT

     On April 2, 1997, the Companies entered into a definitive agreement to merge with Premiere Technologies, Inc. ("Premiere") in exchange for shares of Premiere stock with a value of approximately $6,003,000. The acquisition is subject to certain conditions and is expected to be consummated on or about April 30, 1997. If completed, the merger is intended to be accounted for using the pooling-of-interests method.

                        PREMIER BUSINESS SERVICES, INC.


                        FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 1996
                        TOGETHER WITH REPORT OF
                        INDEPENDENT PUBLIC ACCOUNTANTS

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors
and Shareholders of
Premier Business Services, Inc.:

We have audited the accompanying balance sheet of Premier Business Services, Inc. (a North Carolina S corporation) as of December 31, 1996 and the related statements of income, shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Premier Business Services, Inc. as of December 31, 1996 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ Arthur Andersen LLP

Cleveland, Ohio
March 21, 1997
(except with respect to the matter
discussed in Note 9, as to which
the date is May 2, 1997)

                        PREMIER BUSINESS SERVICES, INC.
                        -------------------------------


                                 BALANCE SHEET
                                 -------------

                               DECEMBER 31, 1996
                               -----------------

                      ASSETS                                                      LIABILITIES AND SHAREHOLDERS' EQUITY
                      ------                                                      ------------------------------------
CURRENT ASSETS:                                                    CURRENT LIABILITIES:
 Cash                                               $   26,023      Current portion of notes payable                $   69,896
 Accounts receivable, less allowance for doubtful                   Advances from shareholders                          44,926
  accounts of $16,610                                  261,018      Accounts payable                                     3,471
                                                  ------------
                                                                    Accrued liabilities                                 26,109
       Total current assets                            287,041      Taxes payable                                       72,000
                                                  ------------
                                                                    Unearned revenue                                   348,962
                                                                                                                   ------------
PROPERTY AND EQUIPMENT                               1,489,623
                                                                        Total current liabilities                      565,364
 Less- Accumulated depreciation                      1,000,558
                                                  ------------

       Net property and equipment                      489,065
                                                  ------------
                                                                     NOTES PAYABLE TO BANK                              71,092
                                                                                                                   ------------

                                                                        Total liabilities                              636,456
                                                                                                                   ------------
OTHER ASSETS:
Goodwill, net of accumulated amortization of
   $29,925                                             169,577
Franchise fees, net of accumulated amortization
   of $27,728                                           41,210       SHAREHOLDERS' EQUITY:
Deposits                                                 5,309        Common stock                                      56,875

                                                  ------------
                                                                      Retained earnings                                298,871
                                                                                                                   -----------
       Other assets, net                               216,096
                                                  ------------
                                                                        Net shareholders' equity                       355,746
                                                                                                                   ------------
       Total assets                                 $  992,202
                                                  ============
                                                                        Total liabilities and shareholders' equity  $  992,202
                                                                                                                   ============

      The accompanying notes are an integral part of this balance sheet.

                        PREMIER BUSINESS SERVICES, INC.
                        -------------------------------


                              STATEMENT OF INCOME
                              -------------------

                     FOR THE YEAR ENDED DECEMBER 31, 1996
                     ------------------------------------

REVENUES                                        $2,822,497

COST OF SALES                                      366,864
                                              ------------

  Gross margin                                   2,455,633
                                              ------------

OPERATING EXPENSES:
  Selling, general and administrative expenses   1,622,252
  Depreciation and amortization                    270,015
                                              ------------

   Total operating expenses                      1,892,267
                                              ------------

   Operating income                                563,366

OTHER EXPENSE:
  Interest, net                                     13,376
  Other                                             16,226
                                              ------------

   Net income                                   $  533,764
                                              ============


        The accompanying notes are an integral part of this statement.

                        PREMIER BUSINESS SERVICES, INC.
                        -------------------------------


                       STATEMENT OF SHAREHOLDERS' EQUITY
                       ---------------------------------

                     FOR THE YEAR ENDED DECEMBER 31, 1996
                     ------------------------------------


BALANCE AT DECEMBER 31, 1995        $ 295,132

  Net income                          533,764

  Shareholder distributions paid     (473,150)
                                    ---------

BALANCE AT DECEMBER 31, 1996        $ 355,746
                                    =========


        The accompanying notes are an integral part of this statement.

                        PREMIER BUSINESS SERVICES, INC.
                        -------------------------------


                            STATEMENT OF CASH FLOWS
                            -----------------------

                      FOR THE YEAR ENDED DECEMBER 31, 1996
                      ------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                               $ 533,764
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization                                              270,015
Reinhold Covenant payment                                                    3,000
Loss on sale of assets                                                       4,226
Changes in operating assets and liabilities:
Accounts receivable, trade                                                 (16,740)
Accounts payable                                                              (691)
Accrued liabilities                                                        (14,039)
Unearned revenue                                                            36,444
                                                                        -----------

  Net cash provided by operating activities                                815,979
                                                                        -----------

CASH FLOWS USED IN INVESTING ACTIVITIES:
Purchase of equipment                                                     (274,900)
Proceeds from investments                                                  (34,128)
Proceeds from sale of equipment                                              3,824
Proceeds from Premier Partners, net                                        (15,000)
                                                                        -----------

     Net cash used in investing activities                               (320,204)
                                                                        -----------

CASH FLOWS USED IN FINANCING ACTIVITIES:
Repayments of notes payable, net                                            (8,954)
Payments on shareholders' advances, net                                    (57,774)
Dividends paid                                                            (473,150)
                                                                        -----------

  Net cash used in financing activities                                   (539,878)
                                                                        -----------

NET DECREASE IN CASH                                                       (44,103)

CASH AT BEGINNING OF YEAR                                                   70,126
                                                                        -----------

CASH AT END OF YEAR                                                      $  26,023
                                                                        ===========

SUPPLEMENTAL DISCLOSURE:
Cash paid for interest                                                   $  13,376
                                                                        ===========

        The accompanying notes are an integral part of this statement.

                        PREMIER BUSINESS SERVICES, INC.
                        -------------------------------


                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------

                               DECEMBER 31, 1996
                               -----------------



1. NATURE OF OPERATIONS:
   ---------------------

Premier Business Services, Inc. (the Company) provides voice messaging services to its customers, who are primarily located in North Carolina. The Company owns the rights to operate franchises which provide service to markets in Greensboro, Raleigh-Durham, Winston-Salem and Wilmington, North Carolina.

In 1991, the Company purchased a 50% interest in a joint venture, Premier Partners, Inc. (a North Carolina S corporation). Effective March 31, 1996, the Company merged with Premier Partners of Wilmington, Inc. (PPW) (a North Carolina S corporation). Prior to the merger, the Company's shareholders each owned a 50% equity interest in both the Company and PPW.

On April 1, 1996, the Company issued stock equivalent to 20% of the total outstanding shares in order to acquire the remaining 50% interest in Premier Partners, Inc. The acquisition, accounted for as a purchase, resulted in the Company recording approximately $200,000 of goodwill.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICES:
   ------------------------------------------

Presentation
------------

The accompanying financial statements of the Company are prepared on the accrual basis of accounting. The financial information included herein may not necessarily reflect the financial position, results of operations or cash flows of the Company in the future.

Property and Equipment
----------------------

Property and equipment are recorded at cost. Major additions and improvements are capitalized in the related property account. Replacements and repairs and maintenance which do not extend the useful life of the property are expensed as incurred.

Depreciation expense is computed using the modified accelerated cost recovery system (MACRS). Depreciation expense is based on the following estimated useful lives as described in the tax code:

                       Computer equipment          5 years
                       Pagers                    5-7 years
                       Furniture and fixtures      7 years
                       Leasehold improvements     39 years

Software is being depreciated using the straight-line method using an estimated useful life of 3-5 years.

Depreciation expense relating to property and equipment was $224,790 in 1996.

Intangibles
-----------

The costs of franchises acquired are being amortized using the straight-line method over 20 years. Goodwill is being amortized over five years using the straight-line method. Amortization expense charged to operations was $45,225 in 1996.

Revenue Recognition and Unearned Revenue
----------------------------------------

Revenues are recognized as the Company performs services in accordance with contract terms. Unearned revenue represents sales that have been billed in advance for services that have not been provided as of the date of these financial statements. The majority of the Company's customers are billed in quarterly increments; however, some customers have monthly and semiannual contract terms.

Cost of Sales
-------------

Cost of sales includes all direct expenses incurred in providing voice messaging services including long-distance carrier costs and applicable taxes.

Income Taxes
------------

The Company and its shareholders have elected to be taxed as an S corporation under the provisions of the Internal Revenue Code. As such, the taxable income of the Company is included in the individual tax returns of the shareholders for federal and state income tax purposes.

Source of Supplies
------------------

The Company does not own a transmission network and, accordingly, relies on both facilities-based and nonfacilities-based local and long-distance carriers and other companies to provide transmission of its subscribers' voice messaging. Although management feels that alternative telecommunications facilities could be found in a timely manner, disruption of these services for more than a brief period would have an adverse effect on operating results.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments
-----------------------------------

In 1996, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosures About Fair Value of Financial Instruments," which requires disclosure of fair value information about instruments, whether or not recognized in the balance sheet.

The fair value of the long-term debt approximates its carrying value as of December 31, 1996.

Accounting for Long-Lived Assets
--------------------------------

The Company adopted SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" in 1996. SFAS No. 121 requires that long-lived assets and certain identifiable intangible assets be reviewed for impairment whenever circumstances indicate that the carrying amount of an asset may not be recoverable. The adoption of this standard did not impact the Company's financial statements. Management periodically reviews the realizability of long-lived assets of the Company in accordance with SFAS No. 121.

Factors Impacting Future Success
--------------------------------

The future success of the Company is dependent upon a number of factors, including the effect of rapid technological changes affecting the markets for the Company's products and services and management's ability to effectively respond to those changes, including the development, implementation, marketing and support of new or improved products and services to respond to the changing environment; effects of intense competition in information and telecommunications services markets, including, among other things, the consequent effects on the prices that the franchisor may charge for its products and services; the effect of regulatory changes in the telecommunications industry; and the risk of dependence on key managerial personnel.

3. CONCENTRATIONS OF CREDIT RISK AND SIGNIFICANT CUSTOMERS:
   --------------------------------------------------------

Financial instruments that potentially subject the Company to concentrations of credit risk consist only of accounts receivable, as collateral is not required. The Company's risk of loss is limited due to advance billings to customers and the ability to terminate access on delinquent accounts. The concentration of credit risk is mitigated by the large number of customers comprising the customer base and their dispersion across different industries and geographic regions.

Approximately 19% of the Company's sales were derived through a single entity during 1996. Although this entity is a single account that is managed on a collective basis, it is actually comprised of a large number of individual subscribers located throughout all franchise territories.

4. FRANCHISE AGREEMENTS:
   ---------------------

The franchise rights were acquired pursuant to franchise agreements entered into with Voice-Tel Enterprises, Inc. (VTE). The term of each franchise agreement is 20 years with an option to renew the agreement for an additional 10 years. The Company is required to pay a monthly royalty in an amount equal to a specified percentage of gross sales. The royalty rates are 6% in the first year of the franchise agreement, 8% in the second year, and 10% thereafter. In addition, the Company is required to pay a monthly marketing and promotion fee of 2% of gross sales. The Company is periodically required to pay other special franchise fees and assessments.

In conjunction with the execution of the franchise agreements, the Company has agreed to act as the service representative of VTE within each of its franchise areas. As consideration for this, the Company receives a monthly fee equal to 10% of the royalties it pays to VTE. These fees are accounted for as an offset to the royalty expense paid to VTE.

5. PROPERTY AND EQUIPMENT:
   -----------------------

Property and equipment consisted of the following at December 31, 1996:

               Computer equipment                         $ 1,241,348
               Furniture and fixtures                          55,213
               Equipment pagers                                77,065
               Software                                       112,204
               Leasehold improvements                           3,793
                                                        -------------
                                                            1,489,623
               Less- Accumulated depreciation              (1,000,558)
                                                        -------------

               Property and equipment, net                $   489,065
                                                        =============

6. LONG-TERM DEBT:
   ---------------

Long-term debt consists of the following as of December 31, 1996:

     Note payable collateralized by certain accounts receivable, inventory and equipment, monthly payments of principal
      and interest of $1,800, interest at prime plus 0.5%, final
      payment due March 2000                                        $    70,200




     Note payable collateralized by certain equipment, monthly
      payments of principal and interest, interest at prime plus
      0.5%, final payment due August 1998                                25,402

     Note payable collateralized by certain equipment, monthly
      payments of principal and interest, interest at prime plus
      0.5%, final payment due October 1998                               22,279

     Note payable, unsecured, monthly payments of principal
      and interest, interest at prime plus 0.5%, final payment
      due May 1997                                                        5,095

     Note payable, corporation, unsecured, monthly payments of
      principal and interest, interest at prime plus 0.5%, final
      payment due May 1998                                               18,012
                                                                     ----------
          Total                                                         140,988

     Less- Current portion of notes payable                             (69,896)
                                                                     ----------

            Total long-term notes payable                            $   71,092
                                                                      ==========

Annual principal payments required under the provisions of the long-term debt agreements are as follows:

                                                     Notes Payable
                                                     -------------
                              1997                       $ 69,896
                              1998                         46,492
                              1999                         20,400
                              2000                          4,200
                              2001                              -
                              Thereafter                        -
                                                         --------
                                                         $140,988
                                                         ========

7. EQUITY INTERESTS:
   -----------------

Capital Stock
-------------

The common stock authorized, issued and outstanding at December 31, 1996 for the Company is as follows:

                                                                                                 Amount
                                                                 Shares Issued                 Contributed
                                                    Shares           and         Par Value      for Common
                                                  Authorized      Outstanding    Per Share        Stock
                                                  ----------     -------------   ---------     -----------
Premier Business Services, Inc.                     100,000         56,875          $1          $    -


Stock Transfer Agreement
------------------------

The Company has a share transfer agreement with and between its stockholders. The agreement covers both voluntary and involuntary transfers of the Company's common stock. In accordance with the provisions of the agreements, if a shareholder desires to sell or transfer his shares and the remaining shareholders do not exercise their right, the Company has the option to acquire the shares. The purchase price and the payment terms of any stock purchase are based on a defined formula specified in the agreement.

8. EMPLOYEE BENEFIT PLAN:
   ----------------------

The Company maintains a simplified employee pension plan (SEP) covering substantially all employees. All employees who are 21 years of age and have completed one year of service are eligible to participate in the plan. Under the terms of the plan, the Company contributes a percentage of the employee's compensation to the plan. Company contributions are made monthly at the percentage approved by the board of directors. The SEP plan contribution expense was $88,931 in 1996.

9. SUBSEQUENT EVENT:
   -----------------

On May 2, 1997, the Company closed a definitive agreement to merge with Premiere Technologies, Inc. (Premiere) in exchange for 256,580 shares of Premiere stock. Premiere provides a comprehensive, integrated suite of information and telecommunications to a wide range of users. These services are delivered through its computer telephony platform, which provides users with a single point of access to Premiere's services. The platform is accessible from virtually any telephone in the world and is also designed to communicate with PCs, facsimile machines and pagers. The merger will be accounted for using the pooling-of-interests method.

            SANDS COMMUNICATIONS, INC. D.B.A. VOICE-TEL OF ARIZONA,
              SANDSCOMM, INC. D.B.A. VOICE-TEL OF ORANGE COUNTY,
               SANDS COMM, INC. D.B.A. VOICE-TEL OF NEW MEXICO,
                        AND DUNES COMMUNICATIONS, INC.
                    D.B.A. VOICE-TEL OF SAN FERNANDO VALLEY


             COMBINED FINANCIAL STATEMENTS AS OF DECEMBER 31, 1996
                        TOGETHER WITH AUDITORS' REPORT

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Boards of Directors
and Shareholder of
Sands Communications, Inc.
d.b.a. Voice-Tel of Arizona,
SandsComm, Inc.
d.b.a. Voice-Tel of Orange County,
Sands Comm, Inc.
d.b.a. Voice-Tel of New Mexico,
and Dunes Communications, Inc.
d.b.a. Voice-Tel of San Fernando Valley:

We have audited the accompanying combined balance sheet of SANDS COMMUNICATIONS, INC. D.B.A. VOICE-TEL OF ARIZONA, SANDSCOMM, INC. D.B.A. VOICE-TEL OF ORANGE COUNTY, SANDS COMM, INC. D.B.A. VOICE-TEL OF NEW MEXICO, AND DUNES COMMUNICATIONS, INC. D.B.A. VOICE-TEL OF SAN FERNANDO VALLEY as of December 31, 1996 and the related combined statements of operations, shareholder's equity, and cash flows for the year then ended. These combined financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of the Companies as of December 31, 1996 and the combined results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ Arthur Andersen LLP


Atlanta, Georgia
March 25, 1997
(except with respect to the matter
discussed in Note 9, for which
the date is April 2, 1997)

            SANDS COMMUNICATIONS, INC. D.B.A. VOICE-TEL OF ARIZONA,

               SANDSCOMM, INC. D.B.A. VOICE-TEL OF ORANGE COUNTY,

                SANDS COMM, INC. D.B.A. VOICE-TEL OF NEW MEXICO,

                         AND DUNES COMMUNICATIONS, INC.

                    D.B.A. VOICE-TEL OF SAN FERNANDO VALLEY


                             COMBINED BALANCE SHEET

                               DECEMBER 31, 1996

                                                      ASSETS
CURRENT ASSETS:
   Cash                                                                                             $   280,966
   Accounts receivable                                                                                  301,245
   Less allowance for uncollectible accounts                                                             28,208
                                                                                                   -------------
           Total current assets                                                                         554,003
                                                                                                   -------------
PROPERTY AND EQUIPMENT                                                                                2,284,646
   Less accumulated depreciation                                                                     (1,402,886)
                                                                                                   -------------
           Net property and equipment                                                                   881,760
                                                                                                   -------------
OTHER ASSETS:
   Franchise fees, net of accumulated amortization of $114,419                                          370,581
   Customer lists, net of accumulated amortization of $216,237                                           26,848
   Other                                                                                                  6,096
                                                                                                   -------------
           Total other assets                                                                           403,525
                                                                                                   -------------
           Total assets                                                                             $ 1,839,288
                                                                                                   =============

                                         LIABILITIES AND SHAREHOLDER'S EQUITY

CURRENT LIABILITIES:
   Accrued expenses                                                                                 $    81,968
   Deferred revenue                                                                                      79,440
   Current portion of long-term debt                                                                    289,122
   Revolving line of credit (Note 4)                                                                     24,700
                                                                                                   -------------
           Total current liabilities                                                                    475,230
                                                                                                   -------------
LONG-TERM LIABILITIES (NOTE 4):
   Long-term debt                                                                                       242,692
                                                                                                   -------------
COMMITMENTS AND CONTINGENCIES (NOTE 7)

SHAREHOLDER'S EQUITY:
   Common stock:
     Sands Communications, Inc. d.b.a. Voice-Tel of Arizona, no par value; 1,000,000 shares
       authorized, 100 shares issued and outstanding                                                      5,000
     SandsComm, Inc. d.b.a. Voice-Tel of Orange County, no par value; 100,000 shares
       authorized, 10,000 shares issued and outstanding                                                  10,000
     Sands Comm, Inc. d.b.a. Voice-Tel of New Mexico, $1 stated value; 50,000 shares
       authorized, 5,000 shares issued and outstanding                                                    5,000
     Dunes Communications, Inc. d.b.a. Voice-Tel of San Fernando Valley, no par value;
       100,000 shares authorized, 10,000 shares issued and outstanding                                   10,000
   Additional paid-in capital                                                                           943,742
   Retained earnings                                                                                    147,624
                                                                                                   -------------
           Total shareholder's equity                                                                 1,121,366
                                                                                                   -------------
           Total liabilities and shareholder's equity                                               $ 1,839,288
                                                                                                   =============

  The accompanying notes are an integral part of this combined balance sheet.

            SANDS COMMUNICATIONS, INC. D.B.A. VOICE-TEL OF ARIZONA,

              SANDSCOMM, INC. D.B.A. VOICE-TEL OF ORANGE COUNTY,

               SANDS COMM, INC. D.B.A. VOICE-TEL OF NEW MEXICO,

                        AND DUNES COMMUNICATIONS, INC.

                    D.B.A. VOICE-TEL OF SAN FERNANDO VALLEY


                       COMBINED STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 1996



REVENUES                                                            $3,838,770

COST OF SALES                                                          844,484
                                                                   ------------
        Gross margin                                                 2,994,286
                                                                   ------------
OPERATING EXPENSES:
  Selling and marketing                                                141,104
  General and administrative                                         1,567,834
  Depreciation and amortization                                        461,104
                                                                   ------------
        Total operating expenses                                     2,170,042
                                                                   ------------
OPERATING INCOME                                                       824,244

OTHER EXPENSE:
  Interest expense                                                      81,449
                                                                   ------------
NET INCOME                                                          $  742,795
                                                                   ============

    The accompanying notes are an integral part of this combined statement.

            SANDS COMMUNICATIONS, INC. D.B.A. VOICE-TEL OF ARIZONA,

              SANDSCOMM, INC. D.B.A. VOICE-TEL OF ORANGE COUNTY,

               SANDS COMM, INC. D.B.A. VOICE-TEL OF NEW MEXICO,

                        AND DUNES COMMUNICATIONS, INC.

                    D.B.A. VOICE-TEL OF SAN FERNANDO VALLEY


                  COMBINED STATEMENT OF SHAREHOLDER'S EQUITY

                     FOR THE YEAR ENDED DECEMBER 31, 1996



                                     SANDS                                                               DUNES
                              COMMUNICATIONS, INC.     SANDSCOMM, INC.       SANDS COMM, INC.     COMMUNICATIONS, INC.
                                D.B.A. VOICE-TEL       D.B.A. VOICE-TEL     D.B.A.  VOICE-TEL     D.B.A. VOICE-TEL OF
                                   OF ARIZONA          OF ORANGE COUNTY       OF NEW  MEXICO      SAN FERNANDO VALLEY
                                  COMMON STOCK           COMMON STOCK          COMMON STOCK           COMMON STOCK        ADDITIONAL
                             ----------------------  --------------------  --------------------  ---------------------
                                SHARES                 SHARES                SHARES                 SHARES                  PAID-IN
                                ISSUED      AMOUNT     ISSUED      AMOUNT    ISSUED      AMOUNT     ISSUED      AMOUNT      CAPITAL
                             ----------  ----------  ---------  ---------  ---------  ---------  ----------  ---------  -----------
BALANCE, JANUARY 1, 1996         5,000     $ 5,000     10,000     $10,000     5,000     $ 5,000     10,000     $10,000     $943,742

Net income                           0           0          0           0         0           0          0           0            0
Distributions to shareholder         0           0          0           0         0           0          0           0            0
                             ----------  ----------  ---------  ---------  ---------  ---------  ----------  ---------  -----------
BALANCE, DECEMBER 31, 1996       5,000     $ 5,000     10,000     $10,000     5,000     $ 5,000     10,000     $10,000     $943,742
                             ==========  ==========  =========  =========  =========  =========  ==========  =========  ===========
                              RETAINED
                              EARNINGS      TOTAL
                             ----------  -----------
BALANCE, JANUARY 1, 1996     $ 176,277    $1,150,019

Net income                     742,795       742,795
Distributions to shareholder  (771,448)     (771,448)
                             ----------  -----------
BALANCE, DECEMBER 31, 1996    $ 147,624   $1,121,366
                             ==========  ===========

    The accompanying notes are an integral part of this combined statement.

            SANDS COMMUNICATIONS, INC. D.B.A. VOICE-TEL OF ARIZONA,

               SANDSCOMM, INC. D.B.A. VOICE-TEL OF ORANGE COUNTY,

                SANDS COMM, INC. D.B.A. VOICE-TEL OF NEW MEXICO,

                         AND DUNES COMMUNICATIONS, INC.

                    D.B.A. VOICE-TEL OF SAN FERNANDO VALLEY


                        COMBINED STATEMENT OF CASH FLOWS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                                 $  742,795
                                                                            -------------
  Adjustments to reconcile net income to net cash provided by operating activities:
      Depreciation and amortization                                             461,104
      Changes in assets and liabilities:
        Accounts receivable                                                      14,859
        Deposits and other assets                                                 6,920
        Accrued expenses                                                        (46,696)
        Deferred revenue                                                         (2,179)
                                                                            -------------
           Total adjustments                                                    434,008
                                                                            -------------
           Net cash provided by operating activities                          1,176,803
                                                                            -------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                                           (396,474)
                                                                            -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Draws on line of credit, net of repayments                                     24,700
  Proceeds from issuance of long-term debt                                      269,644
  Principal repayments on long-term debt                                       (312,143)
  Distributions to shareholder                                                 (771,448)
                                                                            -------------
           Net cash used in financing activities                               (789,247)
                                                                            -------------
NET DECREASE IN CASH                                                             (8,918)

CASH AT BEGINNING OF YEAR                                                       289,884
                                                                            -------------
CASH AT END OF YEAR                                                          $  280,966
                                                                            =============
SUPPLEMENTAL CASH FLOW INFORMATION:
  Cash paid for interest                                                     $   81,449
                                                                            =============

  Cash paid for taxes                                                        $    5,287
                                                                            =============

    The accompanying notes are an integral part of this combined statement.

            SANDS COMMUNICATIONS, INC. D.B.A. VOICE-TEL OF ARIZONA,

              SANDSCOMM, INC. D.B.A. VOICE-TEL OF ORANGE COUNTY,

               SANDS COMM, INC. D.B.A. VOICE-TEL OF NEW MEXICO,

                        AND DUNES COMMUNICATIONS, INC.

                    D.B.A. VOICE-TEL OF SAN FERNANDO VALLEY


                    NOTES TO COMBINED FINANCIAL STATEMENTS

                               DECEMBER 31, 1996


1.   NATURE OF OPERATIONS

     Sands Communications, Inc. d.b.a. Voice-Tel of Arizona, SandsComm, Inc. d.b.a. Voice-Tel of Orange County, Sands Comm, Inc. d.b.a. Voice-Tel of New Mexico, and Dunes Communications, Inc. d.b.a. Voice-Tel of San Fernando Valley (collectively, the "Companies") operate digital voice messaging service centers in California, Arizona, and New Mexico.

     NATURE OF BUSINESS

     The Companies provide digital voice messaging services under exclusive franchise agreements with Voice-Tel Enterprises, Inc. ("VTE"). Business is conducted using the proprietary trade name "Voice-Tel." The Voice-Tel system operates on the Companies' computer processing equipment, using commercially available telephone lines.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     PRESENTATION

     The accompanying combined financial statements include the accounts of Sands Communications, Inc. d.b.a. Voice-Tel of Arizona, SandsComm, Inc. d.b.a. Voice-Tel of Orange County, Sands Comm, Inc. d.b.a. Voice-Tel of New Mexico, and Dunes Communications, Inc. d.b.a. Voice-Tel of San Fernando Valley, all of which are related through common ownership and management. All significant intercompany transactions have been eliminated.

     The accompanying combined financial statements of the Companies are prepared on the accrual basis of accounting and present their combined assets, liabilities, revenues, expenses, and cash flows as if the Companies existed as separate corporations during the period presented.

     The financial information included herein may not necessarily reflect the financial position, results of operations, or cash flows of the Companies in the future.

     FAIR VALUE OF FINANCIAL INSTRUMENTS

     The carrying value of the Companies' current assets and current liabilities approximates fair value due to the short term in which these instruments mature. The carrying value of the Companies' long-term debt approximates fair value because the interest rates on the term notes and equipment loans approximate prevailing interest rates for similar debt instruments.

     REVENUE RECOGNITION AND DEFERRED REVENUES

     Revenues are recognized as the Companies perform services in accordance with contract terms. Billings in advance for messaging services are recorded on the accompanying balance sheet as deferred revenue. These revenues are recognized when the related service is provided. The majority of the Companies' customers are billed monthly; however, some customers have quarterly and semiannual billing cycles.

     COST OF SERVICES

     Cost of services includes all expenses incurred in providing voice messaging services, including long-distance carrier costs and applicable taxes.

     INTANGIBLE ASSETS

     Purchased intangible assets, which include a franchise agreement, goodwill, and noncompete covenants, are recorded at cost. Intangible assets are amortized using the straight-line method over the estimated useful lives of the related assets or term of the agreement.

     PROPERTY AND EQUIPMENT

     Property and equipment are recorded at cost, and depreciation is provided for using the straight-line method over the estimated useful lives of the assets, commencing when the assets are installed or placed in service. The estimated useful lives are seven years for furniture and fixtures and five years for office equipment and computer equipment. The cost of installed equipment includes expenditures for installation. Leasehold improvements are depreciated over the shorter of their useful lives or the term of the related lease.

     The Companies periodically review the values assigned to long-lived assets, such as property and equipment costs, to determine whether any impairments are other than temporary. Management believes that the long-lived assets in the accompanying balance sheet are appropriately valued.

     INCOME TAXES

     The Companies have elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code, which provides that, in lieu of corporation taxes, the shareholder is taxed on the Companies' taxable income. Therefore, no provision for federal income taxes has been made.

     REGULATION

     The Companies are subject to regulation by the FCC and by various state public service and public utility commissions.

     SOURCE OF SUPPLIES

     The Companies do not own a transmission network and, accordingly, rely on both facilities-based and nonfacilities-based local and long-distance carriers and other companies to provide transmission of subscribers' voice messages. Although management believes that alternative telecommunications facilities could be found in a timely manner, disruption of these services for more than a brief period would have an adverse effect on operating results.

     FACTORS IMPACTING FUTURE SUCCESS

     The future success of the Companies is dependent upon a number of factors, including the effect of rapid technological changes affecting the markets for the Companies' products and services and management's ability to effectively respond to those changes, including the development, implementation, marketing, and support of new or improved products and services to respond to the changing environment; effects of intense competition in information and telecommunications services markets, including, among other things, the consequent effect on the prices that the Companies may charge for their products and services; the effect of regulatory changes in the telecommunications industry; and the risk of dependence on key managerial personnel.

3.   CONCENTRATIONS OF CREDIT RISK AND SIGNIFICANT CUSTOMERS

     Financial instruments that potentially subject the Companies to concentrations of credit risk consist only of accounts receivable, as collateral is not required. The Companies' risk of loss is limited due to advance billings to customers and the ability to terminate access on delinquent accounts. Approximately 62% of the Companies' sales were derived through a single national account during 1996. Although this entity is a single national account that is managed on a collective basis, it is actually comprised of a large number of individual subscribers located throughout all franchise territories, including those operated by other Voice-Tel franchises.

4.   FRANCHISE AGREEMENT

     The franchise rights were acquired pursuant to a franchise agreement entered into with VTE (Note 1). The term of the franchise agreement is 16 years and 7 months with an option to renew the agreement for an additional 10 years. The Companies are required to pay a monthly royalty in an amount equal to 10% of gross sales. In addition, the Companies are required to pay a monthly marketing and promotion fee of 2% of gross sales. The Companies are periodically required to pay other special franchise fees and assessments.

     In conjunction with the execution of the franchise agreement, the Companies have agreed to act as the service representative of VTE within their franchise area. As consideration for this, the Companies receive a monthly fee equal to a range of 20% to 60% of the royalties they pay to VTE.
     During 1996, royalties, franchise fees, and other assessments totaled $271,817, net of any service representative fees received.

5.   PROPERTY AND EQUIPMENT

     Property and equipment consisted of the following at December 31, 1996:

               Telephone equipment                       $ 2,269,281
               Furniture and fixtures                         15,365
                                                        --------------
                                                           2,284,646
               Less accumulated depreciation and
                 amortization                             (1,402,886)
                                                        --------------
               Property and equipment, net               $   881,760
                                                        ==============

6.   LONG-TERM DEBT

     Long-term debt consisted of the following at December 31, 1996:

     Term loan payable to Bank of America in 35 monthly installments of approximately $2,800, plus interest at a rate of 1.5% over prime rate
     (8.25% at December 31, 1996)                                                      $ 98,185

     Revolving line of credit with Bank of America in the amount of $150,000 with interest at a rate of 1.5% over prime rate (8.25% at December 31,
     1996)                                                                               24,700

     Nonrevolving equipment line of credit in the amount of $400,000 with interest payable at 1.5% over prime rate (8.25% at December 31, 1996); the balance outstanding at July 15, 1997 is to be repaid in 35 equal monthly
     installments                                                                       189,521

     Various installment loans with interest payable at various rates from approximately 13% to approximately 16%; payment terms are for three to five years with monthly principal and interest aggregating $19,307;
     collateralized by equipment                                                      $ 244,108
                                                                                     -----------
                                                                                        556,514

     Less current maturities                                                            313,822
                                                                                     -----------
     Long-term debt, net of current portion                                           $ 242,692
                                                                                     ===========

     Maturities of long-term debt at December 31, 1996 are as follows:

                     1997                        $313,822
                     1998                         150,641
                     1999                          64,976
                     2000                          27,075
                                                ----------
                                                 $556,514
                                                ==========

7.   COMMITMENTS AND CONTINGENCIES

     LEASE OBLIGATIONS

     The Companies lease equipment sites, office buildings, and vehicles. Minimum rental commitments under noncancelable operating leases are as follows as of December 31, 1996:

                    1997                         $124,354
                    1998                           54,790
                    1999                           10,159
                    2000                                0
                    2001                                0
                    Thereafter                          0
                                                ----------
                                                 $189,303
                                                ==========


Rental expense under operating leases amounted to $142,000 for the year ended December 31, 1996.

8.   DEFERRED COMPENSATION PLAN

     The Companies adopted a profit-sharing plan (the "Plan") covering all employees. To become a participant in the Plan, an employee must have attained the age of 21 and have been employed for one year with 1,000 hours of service. Plan participants vest over a period of seven years. A contribution of $53,585 has been recorded for the year ended December 31, 1996. Annual contributions are at the sole discretion of the Companies' shareholder.

9.   SUBSEQUENT EVENT

     On April 2, 1997, the Companies entered into a definitive agreement to merge with Premiere Technologies, Inc. ("Premiere") in exchange for shares of Premiere stock with a value of approximately $8,861,000. The acquisition is subject to certain conditions and is expected to be consummated on or about April 30, 1997. If completed, the merger is intended to be accounted for using the pooling-of-interests method.

                  SHAMLIN, INC. D.B.A. VOICE-TEL OF COLORADO


                 FINANCIAL STATEMENTS AS OF DECEMBER 31, 1996
                                 TOGETHER WITH
                               AUDITORS' REPORT

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors of
Shamlin, Inc. d.b.a. Voice-Tel of Colorado:


We have audited the accompanying balance sheet of SHAMLIN, INC. D.B.A. VOICE-TEL OF COLORADO (a Colorado S corporation) as of December 31, 1996 and the related statements of operations, shareholder's deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shamlin, Inc. d.b.a. Voice-Tel of Colorado as of December 31, 1996 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ Arthur Andersen LLP



Atlanta, Georgia
April 18, 1997

                   SHAMLIN, INC. D.B.A. VOICE-TEL OF COLORADO


                                 BALANCE SHEET

                               DECEMBER 31, 1996

                                              ASSETS

CURRENT ASSETS:
  Cash                                                                                      $ 221,053
  Accounts receivable, less allowance for uncollectible accounts of $0                        133,498
  Prepaid expenses and other current assets                                                     7,873
                                                                                           ------------
         Total current assets                                                                 362,424
                                                                                           ------------
PROPERTY AND EQUIPMENT (NOTE 5)                                                               746,850
  Less accumulated depreciation                                                              (299,836)
                                                                                           ------------
         Net property and equipment                                                           447,014
                                                                                           ------------
INTANGIBLE ASSETS, NET OF ACCUMULATED AMORTIZATION OF $1,266,571                               95,767
                                                                                           ------------
         Total assets                                                                       $ 905,205
                                                                                           ============

                                LIABILITIES AND SHAREHOLDER'S DEFICIT

CURRENT LIABILITIES:
  Accrued expenses                                                                          $ 126,283
  Deferred revenue                                                                             47,677
  Current portion of long-term debt                                                           139,591
  Subordinated debt to shareholder (Note 6)                                                   267,826
                                                                                           ------------
         Total current liabilities                                                            581,377
                                                                                           ------------
LONG-TERM LIABILITIES (NOTE 6):
  Long-term debt                                                                              673,862
                                                                                           ------------
COMMITMENTS AND CONTINGENCIES (NOTE 7)

SHAREHOLDER'S DEFICIT:
  Common stock (Note 8)                                                                        13,000
  Retained deficit                                                                           (363,034)
                                                                                           ------------
         Total shareholder's deficit                                                         (350,034)
                                                                                           ------------
         Total liabilities and shareholder's equity                                         $ 905,205
                                                                                           ============

       The accompanying notes are an integral part of this balance sheet.

                   SHAMLIN, INC. D.B.A. VOICE-TEL OF COLORADO


                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

REVENUES                                                         $1,603,047

COST OF SALES                                                       299,560
                                                                ------------
         Gross margin                                             1,303,487
                                                                ------------
OPERATING EXPENSES:
  Selling and marketing                                             271,912
  General and administrative                                        319,670
  Depreciation and amortization                                     410,807
                                                                ------------
      Total operating expenses                                    1,002,389
                                                                ------------
OPERATING INCOME                                                    301,098

OTHER INCOME (EXPENSE):
  Interest expense                                                  (90,680)
  Other, net                                                          4,929
                                                                ------------
NET INCOME                                                       $  215,347
                                                                ============

         The accompanying notes are an integral part of this statement.

                   SHAMLIN, INC. D.B.A. VOICE-TEL OF COLORADO


                       STATEMENT OF SHAREHOLDER'S DEFICIT

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                               COMMON STOCK       RETAINED
                                             ------------------
                                              SHARES    AMOUNT     DEFICIT      TOTAL
                                             -------- --------- ------------ ------------
BALANCE, JANUARY 1, 1996                      13,000   $13,000   $(403,381)   $(390,381)

  Shareholder's contributions                      0         0           0            0
  Dividends to shareholder                         0         0    (175,000)    (175,000)
  Net income                                       0         0     215,347      215,347
                                             -------- --------- ------------ ------------
BALANCE, DECEMBER 31, 1996                    13,000   $13,000   $(363,034)   $(350,034)
                                             ======== ========= ============ ============

         The accompanying notes are an integral part of this statement.

                   SHAMLIN, INC. D.B.A. VOICE-TEL OF COLORADO


                            STATEMENT OF CASH FLOWS

                      FOR THE YEAR ENDED DECEMBER 31, 1996



CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                                                $ 215,347
                                                                                           ------------
  Adjustments to reconcile net income to net cash provided by operating activities:
    Depreciation and amortization                                                             410,807
    Changes in operating assets and liabilities:
     Increase in accounts receivable                                                          (19,903)
     Increase in other current assets                                                          (7,473)
     Decrease in accounts payable and accrued expenses                                         (6,362)
     Deferred revenue                                                                          15,309
                                                                                           ------------
        Total adjustments                                                                     392,378
                                                                                           ------------
        Net cash provided by operating activities                                             607,725
                                                                                           ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of equipment                                                                     (212,891)
                                                                                           ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Principal payments on long-term debt                                                       (153,860)
  Principal payments on subordinated debt to shareholder                                      (10,755)
  Dividends paid to shareholder                                                              (175,000)
                                                                                           ------------
        Net cash used in financing activities                                                (339,615)
                                                                                           ------------
NET INCREASE IN CASH                                                                           55,219

CASH AT BEGINNING OF YEAR                                                                     165,834
                                                                                           ------------
CASH AT END OF YEAR                                                                         $ 221,053
                                                                                           ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Cash paid for interest                                                                    $  68,043
                                                                                           ============

         The accompanying notes are an integral part of this statement.

                  SHAMLIN, INC. D.B.A. VOICE-TEL OF COLORADO


                         NOTES TO FINANCIAL STATEMENTS


                               DECEMBER 31, 1996



1.  ORGANIZATION, BASIS OF PRESENTATION, AND NATURE OF BUSINESS

    ORGANIZATION

    Shamlin, Inc. d.b.a. Voice-Tel of Colorado ("VTC") is an S corporation referred to herein as the "Company." The Company was incorporated in Denver, Colorado, on September 1, 1993.

    NATURE OF BUSINESS

    The Company provides digital messaging services under exclusive franchise agreements with Voice-Tel Enterprises, Inc. ("VTE"). Business is conducted using the proprietary trade name "Voice-Tel." The Voice-Tel system operates on the Company's computer processing equipment, using commercially available telephone lines. The Company provides digital messaging services to the greater metropolitan Denver area.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ACCOUNTING ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    FAIR VALUE OF FINANCIAL INSTRUMENTS

    The fair value of the long-term debt approximates its carrying value as of December 31, 1996.

    PROPERTY AND EQUIPMENT

    Property and equipment are recorded at cost, and depreciation is provided for using the straight-line method over the estimated useful lives of the assets, commencing when the assets are installed or placed in service. The estimated useful lives are ten years for furniture and fixtures, seven years for office equipment, and five years for computer equipment. The cost of installed equipment includes expenditures for installation. Assets recorded under leasehold improvements are depreciated over the shorter of their useful lives or the term of the related lease.

    The Company periodically reviews the values assigned to long-lived assets, such as property and equipment costs, to determine whether any impairments are other than temporary. Management believes that the long-lived assets in the accompanying balance sheet are appropriately valued.

    REVENUE RECOGNITION AND DEFERRED REVENUES

    Revenues are recognized as the Company performs services in accordance with contract terms. Billings in advance for messaging services are recorded on the accompanying balance sheet as deferred revenue. These revenues are recognized when the related service is provided. The majority of the Company's customers are billed monthly; however, some customers have quarterly and semiannual billing cycles.

    COST OF SERVICES

    Cost of services includes all expenses incurred in providing voice messaging services, including long-distance carrier costs and applicable taxes.

    INTANGIBLE ASSETS

    Purchased intangible assets, which include a franchise agreement, goodwill, and noncompete covenants, are recorded at cost. Intangible assets are amortized using the straight-line method over the estimated useful lives of the related assets or term of the agreement (16.6 years for the franchise agreement).

    Intangible balances consisted of the following at December 31, 1996:

          Customer list and goodwill                   $ 1,190,000
          Franchise agreement                              105,000
          Noncompete covenants                              50,000
          Other                                             17,338
          Less accumulated amortization                 (1,266,571)
                                                      --------------
          Intangibles, net                             $    95,767
                                                      ==============

    INCOME TAXES

    The Company has elected to be treated as a small business S corporation for federal and state income tax purposes. As such, in lieu of corporate income tax consequences arising at the company level, the individual shareholder is allocated the Company's taxable income.

    REGULATION

    The Company is subject to regulation by the FCC and by various state public service and public utility commissions.

    SOURCE OF SUPPLIES

    The Company does not own a transmission network and, accordingly, relies on both facilities-based and nonfacilities-based local and long-distance carriers and other companies to provide transmission of its subscribers' voice messaging. Although management believes that alternative telecommunications facilities could be found in a timely manner, disruption of these services for more than a brief period would have an adverse effect on operating results.

    FACTORS IMPACTING FUTURE SUCCESS

    The future success of the Company is dependent upon a number of factors, including the effect of rapid technological changes affecting the markets for the Company's products and services and management's ability to effectively respond to those changes, including the development, implementation, marketing, and support of new or improved products and services to respond to the changing environment; effects of intense competition in information and telecommunications services markets, including, among other things, the consequent effects on the prices that the Company may charge for its products and services; the effect of regulatory changes in the telecommunications industry; and the risk of dependence on key managerial personnel.

3.  CONCENTRATIONS OF CREDIT RISK AND SIGNIFICANT CUSTOMERS

    Financial instruments that potentially subject the Company to concentrations of credit risk consist only of accounts receivable, as collateral is not required. The Company's risk of loss is limited due to advance billings to customers and the ability to terminate access on delinquent accounts. Approximately 55% of the Company's sales were derived through one single entity during 1996. Although this entity is a single national account that is managed on a collective basis, it is actually comprised of a large number of individual subscribers located throughout all franchise territories, including those operated by other Voice-Tel franchises.

4.  FRANCHISE AGREEMENTS

    The franchise rights were acquired pursuant to a franchise agreement entered into with VTE (Note 1). The term of the franchise agreement is 16 years and 7 months with an option to renew the agreement for an additional 10 years. The Company is required to pay a monthly royalty in an amount equal to 10% of gross sales, less certain costs. In addition, the Company is required to pay a monthly marketing and promotion fee of 2% of gross sales. The Company is periodically required to pay other special franchise fees and assessments.

    In conjunction with the execution of the franchise agreement, the Company has agreed to act as the service representative of VTE within its franchise area. As consideration for this, the Company receives a monthly fee equal to a range of 20% to 60% of the royalties it pays to VTE. During 1996, royalties, franchise fees, and other assessments totaled $80,506, net of any service representative fees received.

5.  PROPERTY AND EQUIPMENT

    Property and equipment consisted of the following at December 31, 1996:

          Computer software                                      $ 202,909
          Messaging computer systems                               496,367
          Office furniture, fixtures, and equipment                 42,438
          Leasehold improvements                                     5,136
                                                                ------------
                                                                   746,850
          Less accumulated depreciation                           (299,836)
                                                                ------------
          Property and equipment, net                            $ 447,014
                                                                ============

6.  LONG-TERM OBLIGATIONS

    LONG-TERM DEBT

    Long-term debt as of December 31, 1996 consisted of a note payable to the former owner of the franchise, due on August 31, 1998 at an interest rate of 7%. The note is collateralized by approximately $220,000 of fixed assets of VTC as well as stock representing the sole shareholder's interest in an affiliate company, Braverman Development, Inc.

    Maturities of long-term debt at December 31, 1996 are as follows:

          1997                                    $139,591
          1998                                     673,862
          1999                                           0
          2000                                           0
          2001                                           0
          Thereafter                                     0
                                                 ----------
                                                  $813,453
                                                 ==========

    SUBORDINATED DEBT

    Subordinated debt as of December 31, 1996 consisted of the following:

    Subordinated convertible demand note payable to the
    sole shareholder, monthly interest payments only at a rate of 10%, due upon demand with 30 days' written notice,
    convertible at any time into common stock of the Company
    at a ratio of stock for each dollar of principal converted, subordinated to debt owed to former owner (discussed on preceding
    page)                                                              $199,198

    Subordinated convertible term note payable to the sole shareholder, due on September 1, 1998 at an interest rate of 10%, convertible at any time into common stock of the Company at a ratio of stock for each dollar of principal converted, subordinated to debt owed to
    former owner (discussed on preceding page)                           68,628
                                                                     ----------
                                                                       $267,826
                                                                     ==========

    Principal payments on subordinated debt detailed above are due in 1998; however, management intends to repay the debt in full in 1997.


7.  COMMITMENTS AND CONTINGENCIES

    LEASE OBLIGATIONS

    The Company has entered into various operating leases for facilities used in its operations. Aggregate further minimum rental commitments under noncancelable operating leases with original or remaining periods in excess of one year as of December 31, 1996 are as follows:

          1997                               $21,643
          1998                                 2,043
          1999                                     0
          2000                                     0
          2001                                     0
          Thereafter                               0
                                            ---------
                                             $23,686
                                            =========

    Rental expense under operating leases amounted to $27,444 for the year ended December 31, 1996.

8.  EQUITY INTERESTS

    CAPITAL STOCK

    The common stock authorized, issued, and outstanding at December 31, 1996 for the Company is as follows:

                                                          AMOUNT
                                                        CONTRIBUTED
                               SHARES                       FOR
                  SHARES     ISSUED AND     PAR VALUE     COMMON
                AUTHORIZED   OUTSTANDING    PER SHARE      STOCK
               ------------ -------------  ----------- -------------
                 1,000,000      13,000         None        $13,000

9.  RELATED-PARTY TRANSACTIONS

    Subsequent to year-end, on January 31, 1997, the Company loaned $100,000 to an affiliate company, Southgate Development Company, Inc. ("Southgate"). Southgate is partially owned by the Company's shareholder and certain of his relatives. Interest was payable at 7.5% with payment of full principal and interest due on April 15, 1997. The loan was repayed on April 15, 1997 in accordance with the original terms.

10. SUBSEQUENT EVENT

    On April 2, 1997, the Company entered into a definitive agreement to merge with Premiere Technologies, Inc. ("Premiere") in exchange for shares of Premiere stock with a value of approximately $3,206,000. The acquisition is subject to certain conditions and is expected to be consummated on or about April 30, 1997. If completed, the merger is intended to be accounted for using the pooling-of-interests method.

                       VOICE-TEL OF OHIO AND SUBSIDIARY


                       CONSOLIDATED FINANCIAL STATEMENTS
                       AS OF DECEMBER 31, 1996
                       TOGETHER WITH REPORT OF
                       INDEPENDENT PUBLIC ACCOUNTANTS

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Partners of
Voice-Tel of Ohio:

We have audited the accompanying consolidated balance sheet of Voice-Tel of Ohio and Subsidiary (an Ohio partnership) as of December 31, 1996, and the related consolidated statements of income, partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Voice-Tel of Ohio and Subsidiary as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



/s/ Arthur Andersen LLP

Cleveland, Ohio
April 1, 1997
(except with respect to the matter
discussed in Note 9, as to which the date is May 2, 1997)

                       VOICE-TEL OF OHIO AND SUBSIDIARY
                       --------------------------------

                          CONSOLIDATED BALANCE SHEET
                          --------------------------

                               DECEMBER 31, 1996
                               -----------------

               ASSETS                                                    LIABILITIES AND PARTNERS' DEFICIT
               ------                                                    ---------------------------------
CURRENT ASSETS:                                                   CURRENT LIABILITIES:
 Cash                                  $    2,849                  Accounts payable:
 Accounts Receivable:                                                Trade                                                $ 107,374
     Trade                                248,531                    Related parties                                         26,031
     Related party                         13,840                  Accrued liabilities                                      259,133
 Advances to partners                      21,890                  Unearned revenue                                         205,718
 Prepaid expenses and other                 4,975                  Current portion of capital leases and notes payable      388,958
                                       -----------                                                                      ------------
          Total current assets            292,085                              Total current liabilities                    987,214
                                       -----------                                                                      ------------


INVESTMENTS                               895,790
                                                                  LONG-TERM LIABILITIES, less current portion:
PROPERTY AND EQUIPMENT:                                            Capital leases                                           259,253
  Voice message equipment               1,146,975                  Notes payable                                            114,968
  Office furnishings and equipment         78,144                  Notes payable, partners                                  625,314
  Leasehold improvements                    3,322                  Notes payable, related parties                            48,744
                                       -----------                                                                     -------------
                                        1,228,441                              Total long-term liabilities                1,048,279
                                                                                                                       -------------



  Less- Accumulated depreciation and
   amortization                          (779,314)                COMMITMENTS AND CONTINGENCIES
                                       -----------
       Property and equipment, net        449,127
                                       -----------
OTHER ASSETS:                                                     MINORITY INTERESTS IN PARTNERS' DEFICIT OF
 Franchise fees, act of accumulated                                 SUBSIDIARY                                             (200,832)
  amoritization $63,250 at
    December 31, 1996                      79,250
                                      ------------
                                      $ 1,716,252                 PARTNERS' DEFICIT                                        (118,409)
                                      ============                                                                      ------------
                                                                                                                        $ 1,716,252
                                                                                                                        ============

The accompanying notes are an integral part of this consolidated balance sheet.

                       VOICE-TEL OF OHIO AND SUBSIDIARY
                       --------------------------------

                       CONSOLIDATED STATEMENT OF INCOME
                       --------------------------------

                     FOR THE YEAR ENDED DECEMBER 31, 1996
                     ------------------------------------

SALES                                                 $2,065,093

COST OF SALES                                            746,339
                                                      -----------

     Gross margin                                      1,318,754

OPERATING EXPENSES:                                   -----------
  Selling, general and administrative                    895,304
  Depreciation and amortization                          199,630
                                                      -----------

     Total operating expenses                          1,094,934
                                                      -----------
     Operating income                                    223,820

OTHER INCOME (EXPENSE):
  Interest                                              (150,673)
  Investment income and other                            388,133
                                                      -----------

     Income before minority interest                     461,280

  Minority interests in net income of subsidiary          28,561
                                                      -----------

     Net income                                        $ 432,719
                                                      ===========


  The accompanying notes are an integral part of this consolidated statement.

                       VOICE-TEL OF OHIO AND SUBSIDIARY
                       --------------------------------

                  CONSOLIDATED STATEMENT OF PARTNERS' DEFICIT
                  -------------------------------------------

                     FOR THE YEAR ENDED DECEMBER 31, 1996
                     ------------------------------------

                    BALANCE AT DECEMBER 31, 1995    $ (527,615)

                      Net income                       432,719

                      Partner distributions            (23,513)
                                                    -----------

                    BALANCE AT DECEMBER 31, 1996    $ (118,409)
                                                    ===========


  The accompanying notes are an integral part of this consolidated statement.

                       VOICE-TEL OF OHIO AND SUBSIDIARY
                       --------------------------------

                     CONSOLIDATED STATEMENT OF CASH FLOWS
                     ------------------------------------

                     FOR THE YEAR ENDED DECEMBER 31, 1996
                     ------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income                                     $ 432,719
 Adjustments to reconcile net income to
  net cash provided by operating
   activities-
    Depreciation and amortization                 199,630
    Equity in income of affiliates, net of
     distributions                               (358,154)
    Minority interests in net income of
     subsidiary                                    28,561
 Changes in operating assets and
  liabilities-
    Accounts receivable, trade                    (76,793)
    Advances to partners                           16,537
    Prepaid expenses and other                        347
    Accounts payable, trade                       (20,388)
    Accounts payable, related parties             (64,738)
    Accrued liabilities                            28,571
    Unearned revenue                               40,468
                                                ---------
      Net cash provided by
        operating activities                      226,760
                                                ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Capital expenditures                          (69,596)
    Capital contribution in affiliate             (25,000)
                                                ---------
    Net cash used for investing activities        (94,596)
                                                ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Proceeds from notes payable                   131,059
    Proceeds from notes payable, partners          35,780
    Proceeds from notes payable, related
     parties                                       10,000
    Repayment of capital leases                  (125,895)
    Repayment of notes payable                    (46,704)
    Repayment of notes payable, partners         (117,832)
    Repayment of notes payable, related
     parties                                       (3,120)
    Partner distributions                         (23,513)
    Minority interests in partner
     distributions of subsidiary                  (16,524)
                                                ---------
       Net cash provided by
         financing activities                    (156,749)
                                                =========
NET DECREASE IN CASH                              (24,585)

CASH AT BEGINNING OF YEAR                          27,434
                                                ---------
CASH AT END OF YEAR                             $   2,849
                                                =========

SUPPLEMENTAL CASH FLOW INFORMATION:
 Cash paid for interest                       $ 152,318

SUPPLEMENTAL NONCASH INVESTING AND
FINANCING INFORMATION:
 Capital lease obligation incurred for new
  equipment                                   $ 280,126




  The accompanying notes are an integral part of this consolidated statement.

                       VOICE-TEL OF OHIO AND SUBSIDIARY
                       --------------------------------

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  ------------------------------------------

                               DECEMBER 31, 1996
                               -----------------


1. OWNERSHIP STRUCTURE AND NATURE OF OPERATIONS:
   ---------------------------------------------

Carter Voice, Inc. (CVI) and Widdoes Enterprises, Inc., (WEI) both Ohio corporations, each own a 50% interest in Voice-Tel of Ohio, an Ohio partnership. The accompanying consolidated financial statements include the accounts of Voice-Tel of Ohio and its two-thirds owned subsidiary, Voice Partners Company, an Ohio partnership (the Subsidiary). Carter Voice, Inc. and Widdoes Enterprises, Inc. each own 50% of the remaining one-third interest in Voice Partners Company. Voice-Tel of Ohio and Subsidiary provide voice messaging services to their customers, who are located primarily in northern Ohio.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
   -------------------------------------------

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Nature of Accounts
------------------

The consolidated financial statements have been prepared solely from the accounts of Voice-Tel of Ohio and Subsidiary and do not include the personal accounts of the partners or those of any other operation in which the partners or the Partnership are engaged.

Consolidation and Minority Interests
------------------------------------

The accounts of Voice-Tel of Ohio and its two-thirds owned subsidiary, Voice Partners Company, were combined in the accompanying consolidated financial statements, and all material intercompany accounts were eliminated. The minority interests in the partners' deficit of the Subsidiary represent CVI's and WEI's combined one-third direct ownership interest in the net book value and net income of the Subsidiary.

Fair Value of Financial Instruments
-----------------------------------

In 1995, Voice-Tel of Ohio and Subsidiary adopted Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosures About Fair Value of Financial Investments," which requires disclosure of fair value information about instruments, whether or not recognized in the balance sheet.

The fair value of the long-term liabilities approximates their carrying value as of December 31, 1996.

Recent Accounting Pronouncements
--------------------------------

Voice-Tel of Ohio and Subsidiary adopted SFAS No. 121, "Accounting for the Impairment of long-lived Assets and for Long-Lived Assets to Be Disposed Of," in 1996. SFAS No. 121 requires that long-lived assets and certain identifiable intangible assets be reviewed for impairment whenever circumstances indicate that the carrying amount of an asset may not be recoverable. The adoption of this standard did not impact Voice-Tel of Ohio and Subsidiary's consolidated financial statements.

Source of Supplies
------------------

Voice-Tel of Ohio and Subsidiary do not own a transmission network and, accordingly, rely on both facilities-based and nonfacilities-based local and long-distance carriers and other companies to provide transmission of their subscribers' voice messaging. Although management feels that alternative telecommunications facilities could be found in a timely manner, disruption of these services for more than a brief period would have an adverse effect on operating results.

Factors Impacting Future Success
--------------------------------

The future success of Voice-Tel of Ohio and Subsidiary is dependent upon a number of factors, including the effect of rapid technological changes affecting the markets for the partnership's products and services and management's ability to effectively respond to those changes, including the development, implementation, marketing and support of new or improved products and services to respond to the changing environment; effects of intense competition in information and telecommunication services markets, including, among other things, the consequent effects on the prices that the franchisor may charge for its products and services; the effect of regulatory changes in the telecommunications industry; and the risk of dependence on key managerial personnel.

Investments
-----------

Voice-Tel of Ohio owns a 30% interest in Voice-Tel Enterprises, Inc. (VTE) and a 40% interest in Columbus Voice Partners, both of which are accounted for under the equity method. Voice Partners Company owns a 25% interest in Voice Partners of Greater Mahoning Valley, which is also accounted for under the equity method. For the year ended December 31, 1996, the equity earnings in VTE and Columbus Voice Partners were $359,596 and $41,835, respectively, and are included in investment income in the accompanying consolidated statement of income.

Property and Equipment
----------------------

Property and equipment are recorded at cost. Major additions and improvements are charged to the property accounts, while replacements, maintenance and repairs which do not improve or extend the lives of the respective assets are expensed as incurred.

Depreciation expense is computed using accelerated methods and is based on the following estimated useful lives of the assets:

          Voice message equipment                  3-5 years
          Office furnishings and equipment         5-7 years
          Leasehold improvements                   7-10 years

Depreciation and amortization expense relating to property and equipment was $192,505 in 1996.

Franchise Fees
--------------

The costs of franchises acquired are being amortized on the straight-line method over twenty years. Amortization expense charged to operations was $7,125 in 1996.

Unearned Revenue
----------------

Unearned revenue represents sales that have been billed in advance for services that have not been provided as of the date of these consolidated financial statements.

Income Taxes
------------

Voice-Tel of Ohio and Subsidiary is a Partnership and therefore not a taxpaying entity for federal or state income tax purposes; therefore, no provision for federal or state income taxes has been recorded in the consolidated financial statements.

Cost of Sales
-------------

Cost of sales includes all direct expenses incurred in providing voice messaging services including long-distance carrier costs and applicable taxes.

Partners' Compensation
----------------------

Compensation expense to a Partner included in selling, general and administrative expenses in the accompanying consolidated statement of income was approximately $82,000 in 1996.

Statement of Cash Flows
-----------------------

For purposes of the statement of cash flows, cash includes cash on hand and money market fund deposits.

3. CONCENTRATIONS OF CREDIT RISK AND SIGNIFICANT CUSTOMERS:
   --------------------------------------------------------

Financial instruments that potentially subject Voice-Tel of Ohio and Subsidiary to concentrations of credit risk consist only of accounts receivable. Voice-Tel of Ohio and Subsidiary's risk of loss is limited due to advance billings to customers and the ability to terminate access on delinquent accounts. The concentration of credit risk is mitigated by the large number of customers comprising the customer base and their dispersion across different industries and geographic regions.

Approximately 30% of the Voice-Tel of Ohio and Subsidiary sales were derived through one single entity during 1996. Although this entity is a single account that is managed on a collective basis, it is actually comprised of a large number of individual subscribers located throughout all franchise territories.

4. FRANCHISE AGREEMENTS:
   ---------------------

The franchise rights were acquired pursuant to franchise agreements entered into with VTE. The term of each franchise agreement is 20 years with an option to renew the agreement for an additional 10 years. The Subsidiary is required to pay a monthly royalty in an amount equal to a specified percentage of gross sales. The royalty rates are 6% in the first year of the Franchise Agreement, 8% in the second year, and 10% thereafter. In addition, the Subsidiary is required to pay a monthly marketing and promotion fee of 2% of gross sales. The Subsidiary is periodically required to pay other special franchise fees and assessments.

In conjunction with the execution of the franchise agreements, Voice Partners Company has agreed to act as the service representative of VTE within each of its franchise areas. Voice-Tel of Ohio receives a monthly fee equal to 20% of the royalties paid by franchises of VTE within its territory. The Voice Partners Company receives a monthly fee equal to 40% of the royalties it pays to VTE. During 1996, royalties, franchise fees and other assessments totaled approximately $66,000, net of any service representative fees received.

5. LEASING ARRANGEMENTS:
   ---------------------

The Subsidiary is the lessee of voice message equipment under multiple capital lease obligations. The following is a summary of property held under these capital leases as of December 31, 1996:

               Voice message equipment                    $622,290

               Less- Accumulated amortization              348,343
                                                          --------
                                                          $273,947
                                                          ========

Future minimum lease payments under these capital lease obligations as of December 31, 1996 for each of the next five years in the aggregate are:

               1997                                    $185,852
               1998                                     171,128
               1999                                      90,522
               2000                                      45,748
               2001                                           -
                                                       --------

               Total future minimum lease payments      493,250


               Less- Amount representing interest       105,128
                                                       ========

               Present value of future minimum lease
                 payments, net                         $388,122
                                                       ========

The operations of Voice-Tel of Ohio and Subsidiary are conducted at leased facilities. Rental expense amounted to $35,963 in 1996.

6. FINANCING ARRANGEMENTS:
   -----------------------

Financing arrangements consist of the following of December 31, 1996:

          Capital leases, collateralized by certain
            equipment, payable in monthly installments,
            final payment due November 2000.                   $ 388,122


          Note payable, collateralized by all accounts
            receivable, equipment and office furnishings,
            guaranteed by two partners, monthly payments
            of principal and interest of $2,000, interest
            at 14.7%, final payment due March 2000                61,758

          Note payable, collateralized by all accounts
            receivable, equipment and office furnishings,
            guaranteed by two partners, monthly payments
            of principal and interest of $1,539, interest
            at 14.0%, final payment due April 2000             $ 48,993


          Note payable, collateralized by all accounts
            receivable, equipment and office furnishings,
            guaranteed by two partners, monthly payments
            of principal and interest of $1,135, interest
            at 13.3%, final payment due October 1999             31,998


          Note payable, collateralized by certain
            equipment, guaranteed by two partners,
            monthly payments of principal and interest
            of $1,387, interest at 14.2%, final payment
            due May 1998                                         21,250

          Note payable, collateralized by certain
            equipment, monthly payments of principal and
            interest of $480, interest at 14.0%, final
            payment due August 1998                               8,649

         Note payable, partner, without collateral,
            monthly payments of principal and interest
            of $8,000, interest at 10.5%, final payment
            due December 1998                                   178,911

          Note payable, partner, without collateral,
            monthly payments of principal and interest
            of $2,000, interest at 10.0%, final payment
            due January 2002                                     95,365

          Note payable, partner, without collateral,
            monthly payments of principal and interest
            of $11,500, interest at 10.0%, final
            payment due January 2002                            541,311

          Note payable, related party, collateralized
            by certain equipment, guaranteed by two
            partners, monthly payments of principal and
            interest of $800, interest at 11.5%, final
            payment due July 2005. This note may become
            payable on demand upon the related party's giving
            a 90-day notice to that effect to the Subsidiary.
            Classification between current and long-term is
            based on management's expectations for repayment   52,500

          Note payable, related party, monthly payments
            of interest at 6%, final payment due
            August 1999.  This note may become payable
            on demand upon the related party's giving a
            30-day notice to that effect to the
            Subsidiary.  Classification between
            current and long-term is based on
            management's expectations for repayment               8,380
                                                             ----------
                                                              1,437,237
          Less- Current portion                                 388,958
                                                             ----------

          Long-term liabilities, less current portion        $1,048,279
                                                             ==========

Annual principal payments required under the provisions of the note agreements and management's expectation for repayment of the notes payable, related parties are as follows:

                                                  Notes
                                      Notes      Payable,
                          Notes      Payable,    Related
                         Payable     Partners    Parties
                         -------     --------    --------
            1997         $57,680     $190,273    $12,136
            1998          58,386      204,385      4,212
            1999          48,459      125,559      4,723
            2000           8,123      138,706      5,295
            2001               -      153,231      5,937
            Thereafter         -        3,433     28,577
                        --------     --------    -------
                        $172,648     $815,587    $60,880
                        ========     ========    =======


7. RELATED-PARTY TRANSACTIONS:
   ---------------------------

Voice-Tel of Ohio and Subsidiary are affiliated through common ownership and management with other entities. During 1996, Voice-Tel of Ohio and Subsidiary incurred charges from related entities for purchases of equipment and royalty, marketing, network and administrative services. The following table summarizes transactions with related entities:

        Related Parties                Description              Amount
   ----------------------------     -----------------        ----------
   Voice-Tel Network, Inc.          Network charges          $  18,850
                                    Rent                         2,200
                                                             ---------
                                                                21,050
                                                             ---------

   Voice-Tel Enterprises, Inc.      Purchase of equipment      171,226
                                    Royalty fees               162,315
                                    Service representative
                                    fees                      (147,718)
                                    Management advisory
                                    fees                       (37,500)
                                    Miscellaneous charges        6,727
                                                             ---------
                                                               155,050
                                                             ---------

   Voice Enterprise Systems         Systems marketing fees      32,760
                                                             ---------
   Voice Partners of Greater
     Mahoning Valley                Network charges              3,893
                                                             ---------

   Total                                                     $ 212,753
                                                             =========


As a result of these charges, accounts payable, related parties at December 31, 1996 totaled $26,031.

In 1996, Voice-Tel of Ohio and Subsidiary incurred interest charges of $78,886 on notes payable to its partners and notes payable to related parties, as described in Note 6.

8. EMPLOYEE BENEFIT PLAN:
   ----------------------

The Subsidiary maintains a 401(k) plan covering substantially all employees. Under the terms of the plan, employees may voluntarily contribute up to 15% of their compensation to the plan. Subsidiary contributions are made at the discretion of the partners. There were no partnership contributions made to this plan during 1996.

9. SUBSEQUENT EVENTS:
   ------------------

On April 30. 1997, CVI and WEI, each of whom owns a 50% equity interest in Voice-Tel of Ohio, Inc. (VTO, Inc.), contributed their respective 50% partnership interests in Voice-Tel of Ohio to VTO, Inc. (an Ohio corporation incorporated on March 28, 1997 for the purpose of receiving the net assets of the Voice-Tel of Ohio partnership prior to merging with Premiere Technologies Inc. (Premiere). Pursuant to a definitive agreement dated as of April 2, 1997, VTO, Inc. agreed to merge with Premiere in exchange for shares of Premiere stock with a value of approximately $6,361,000. The merger was effective May 2, 1997 and was accounted for using the pooling-of interests method.

                                  SDVT, Inc.

                (FORMERLY KNOWN AS VOICE-TEL OF SAN DIEGO, LLC)

                 Financial Statements as of December 31, 1996
                                 Together With
                               Auditors' Report

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS




To the Board of Directors of SDVT, Inc.:


We have audited the accompanying balance sheet of SDVT, INC. (a California S corporation) (formerly known as Voice-Tel of San Diego, LLC) as of December 31, 1996 and the related statements of operations, shareholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SDVT, Inc. as of December 31, 1996 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



/s/ Arthur Andersen LLP


Atlanta, Georgia
March 28, 1997
(except with respect to the matters
discussed in Note 13, as to which
the date is April 2, 1997)

                                   SDVT, INC.
                (FORMERLY KNOWN AS VOICE-TEL OF SAN DIEGO, LLC)

                                  BALANCE SHEET

                                DECEMBER 31, 1996

                                     ASSETS

CURRENT ASSETS:
     Cash                                                                                           $ 46,089
     Accounts receivable, less allowance for uncollectible accounts of $0                              99,512
     Related-party accounts receivable                                                               178,766
     Inventory                                                                                         4,289
     Prepaid expenses and other current assets                                                         8,193
                                                                                                    --------
                   Total current assets                                                              336,849
                                                                                                    --------
PROPERTY AND EQUIPMENT                                                                               720,315
     Less accumulated depreciation                                                                  (452,747)
                                                                                                    --------
                   Net property and equipment                                                        267,568
                                                                                                    --------
OTHER ASSETS:
     Intangible assets, net (Note 2)                                                                  62,125
     Other                                                                                             3,469
                                                                                                    --------
                   Total other assets                                                                 65,594
                                                                                                    --------
                   Total assets                                                                     $670,011
                                                                                                    ========

                    LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
     Accounts payable                                                                               $ 66,819
     Accrued expenses                                                                                 34,909
     Deferred revenue                                                                                 61,124
     Current portion of long-term debt                                                               109,756
                                                                                                    --------
                   Total current liabilities                                                         272,608
                                                                                                    --------
LONG-TERM LIABILITIES (Note 7):
     Long-term debt                                                                                   52,563
     Other accrued liabilities                                                                       178,218
                                                                                                    --------
                   Total long-term liabilities                                                       230,781
                                                                                                    --------
COMMITMENTS AND CONTINGENCIES (Note 8)

SHAREHOLDERS' EQUITY:
     Capital stock                                                                                   128,000
     Retained earnings                                                                                38,622
                                                                                                    --------
                   Total shareholders' equity                                                        166,622
                                                                                                    --------
                   Total liabilities and shareholders' equity                                       $670,011
                                                                                                    ========

      The accompanying notes are an integral part of this balance sheet.

                                   SDVT, INC.
                (FORMERLY KNOWN AS VOICE-TEL OF SAN DIEGO, LLC)

                             STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996





REVENUES                                                        $1,364,088

COST OF SALES                                                      569,417
                                                                ----------
          Gross margin                                             794,671
                                                                ----------
OPERATING EXPENSES:
     Selling and marketing                                         114,809
     General and administrative                                    572,964
     Depreciation and amortization                                 130,698
                                                                ----------
       Total operating expenses                                    818,471
                                                                ----------
OPERATING LOSS                                                     (23,800)

OTHER INCOME (EXPENSE):
     Interest expense                                              (12,443)
     Other, net                                                      4,507
                                                                ----------
NET LOSS                                                        $  (31,736)
                                                                ==========



        The accompanying notes are an integral part of this statement.

                                   SDVT, INC.
                (FORMERLY KNOWN AS VOICE-TEL OF SAN DIEGO, LLC)

                        STATEMENT OF SHAREHOLDERS' EQUITY

                      FOR THE YEAR ENDED DECEMBER 31, 1996




                                               Common Stock
                                           --------------------     Retained
                                           Shares      Amount       Earnings        Total
                                           ------     ---------     ---------      ---------
BALANCE, January 1, 1996                    100        $128,000      $115,358       $243,358

     Distributions to shareholders            0               0       (45,000)       (45,000)
     Net loss                                 0               0       (31,736)       (31,736)
                                            ---        --------      --------       --------
BALANCE, December 31, 1996                  100        $128,000      $ 38,622       $166,622
                                            ===        ========      ========       ========


The accompanying notes are an integral part of this statement.

                                   SDVT, INC.
                (FORMERLY KNOWN AS VOICE-TEL OF SAN DIEGO, LLC)

                             STATEMENT OF CASH FLOWS

                      FOR THE YEAR ENDED DECEMBER 31, 1996

CASH FLOWS FROM OPERATING ACTIVITIES:
     Net loss                                                                                   $ (31,736)
                                                                                                ---------
     Adjustments to reconcile net loss to net cash provided by operating activities:
              Depreciation and amortization                                                       130,698
              Loss on sale of investment                                                            2,014
              Changes in operating assets and liabilities:
                   Increase in accounts receivable                                               (203,743)
                   Increase in other current assets                                                (3,041)
                   Decrease in inventory                                                            1,182
                   Increase in other assets                                                          (985)
                   Increase in accounts payable and accrued expenses                               93,237
                   Increase in deferred revenue                                                    24,589
                   Increase in other accrued liabilities                                          178,218
                                                                                                ---------
                       Total adjustments                                                          222,169
                                                                                                ---------
                       Net cash provided by operating activities                                  190,433
                                                                                                ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Purchases of furniture, fixtures, and equipment                                             (167,700)
     Sale of investment                                                                            16,068
                                                                                                ---------
                       Net cash used in investing activities                                     (151,632)
                                                                                                ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Principal payments on long-term debt                                                        (107,669)
     Proceeds under line of credit                                                                 30,000
     Distributions paid to shareholders                                                           (45,000)
     Proceeds from issuance of note payable                                                        60,000
                                                                                                ---------
                       Net cash used in financing activities                                      (62,669)
                                                                                                ---------
NET DECREASE  IN CASH                                                                             (23,868)

CASH AT BEGINNING OF YEAR                                                                          69,957
                                                                                                ---------
CASH AT END OF YEAR                                                                             $  46,089
                                                                                                =========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
     Cash paid for interest                                                                     $  23,656
                                                                                                =========

The accompanying notes are an integral part of this statement.

                                   SDVT, INC.
                (FORMERLY KNOWN AS VOICE-TEL OF SAN DIEGO, LLC)

                          NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996



  1.    ORGANIZATION AND NATURE OF BUSINESS

        Organization

        Jack Vincent, d.b.a. Voice-Tel of San Diego (the "Sole Proprietorship") was established as a sole proprietorship (in California on May 1, 1991. Effective July 1, 1996, Jack Vincent d.b.a. Voice-Tel of San Diego became a limited liability corporation and was renamed Voice-Tel of San Diego, LLC ("VTSD") Effective March 28, 1997, the Company became an S corporation and was renamed SDVT, Inc. ("the Company")(Note 13).

        Upon creation of VTSD, all of the assets and liabilities were transferred from the Sole Proprietorship. Both VTSD and the Sole Proprietorship were owned at the time of transfer by the same individual. VTSD was owned by the same individual at the time of the formation of the S corporation also. These transfers have been accounted for in a manner similar to a pooling of interests, and accordingly, the financial statements for prior periods include the accounts of the Sole Proprietorship and the limited liability corporation as if they had been included in the Company.

        Nature of Business

        The Company provides digital voice messaging services under exclusive franchise agreements with Voice-Tel Enterprises, Inc. ("VTE"). Business is conducted using the proprietary name "Voice-Tel." The Voice-Tel system operates on the Company's computer processing equipment, using commercially available telephone lines. The Company provides these services primarily in San Diego County.


  2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Accounting Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        Fair Value of Financial Instruments

        The fair value of the long-term debt approximates its carrying value as of December 31, 1996.

        Property and Equipment

        Property and equipment are recorded at cost and depreciation is provided for using the straight-line method over the estimated useful lives of the assets, commencing when the assets are installed or placed in service. The estimated useful life for all assets is five years. The cost of installed equipment includes expenditures for installation.

        The Company periodically reviews the values assigned to long-lived assets, such as property and equipment costs and goodwill, to determine whether any impairments are other than temporary. Management believes that the long-lived assets in the accompanying balance sheet are appropriately valued.

        Revenue Recognition and Deferred Revenues

        Revenues are recognized as the Company performs services in accordance with contract terms. Billings in advance for messaging services are recorded on the accompanying balance sheet as deferred revenue. These revenues are recognized when the related service is provided. The majority of the Company's customers are billed in monthly increments; however, some customers have quarterly and semiannual billing cycles.

        Cost of Services

        Cost of services includes all expenses incurred in providing voice messaging services, including long-distance carrier costs and applicable taxes.

        Intangible Assets

        Purchased intangible assets, which include a franchise agreement, goodwill, and noncompete covenants, are recorded at cost. Intangible assets are amortized using the straight-line method over the estimated useful lives of the related assets or term of the agreement (20 years for the franchise agreement).

        Intangible balances consisted of the following at December 31, 1996:

                     Customer list and goodwill               $  5,000
                     Franchise agreement                        85,000
                     Less accumulated amortization             (27,875)
                                                              --------
                     Intangibles, net                         $ 62,125
                                                              ========

        Income Taxes

        During the first six months of fiscal year 1996, the Company operated as a sole proprietorship. Effective July 1, 1996, the Company became a limited liability corporation. In both instances, in lieu of corporate income tax consequences arising at the company level, the individual members or owners are allocated the Company's or the Sole Proprietorship's taxable income.

        Regulation

        The Company is subject to regulation by the FCC and by various state public service and public utility commissions.

        Source of Supplies

        The Company does not own a transmission network and, accordingly, relies on both facilities-based and nonfacilities-based local and long-distance carriers and other companies to provide transmission of its voice messaging subscribers. Although management believes that alternative telecommunications facilities could be found in a timely manner, disruption of these services for more than a brief period would have an adverse effect on operating results.

        Factors Impacting Future Success

        The future success of the Company is dependent upon a number of factors, including the effect of rapid technological changes affecting the markets for the Company's products and services and management's ability to effectively respond to those changes, including the development, implementation, marketing, and support of new or improved products and services to respond to the changing environment; effects of intense competition in information and telecommunications services markets, including, among other things, the consequent effects on the prices that the Company may charge for its products and services; the effect of regulatory changes in the telecommunications industry; and the risk of dependence on key managerial personnel.


  3.    CONCENTRATIONS OF CREDIT RISK AND SIGNIFICANT CUSTOMERS

        Financial instruments that potentially subject the Company to concentrations of credit risk consist only of accounts receivable, as collateral is not required. The Company's risk of loss is limited due to advance billings to customers and the ability to terminate access on delinquent accounts. Approximately 55% of the Company's sales were derived through a single national account during 1996. Although this entity is a single account that is managed on a collective basis, it is actually comprised of a large number of individual subscribers located throughout all franchise territories, including those operated by other Voice-Tel franchisees.


  4.    FRANCHISE AGREEMENTS

        The franchise rights were acquired pursuant to a franchise agreement entered into with VTE (Note 1). The term of the franchise agreement is 20 years, with an option to renew the agreement for an additional 10 years. The Company is required to pay a monthly royalty in an amount equal to 10% of gross sales, less certain costs. In addition, the Company is required to pay a monthly marketing and promotion fee of 2% of gross sales. The Company is periodically required to pay other special franchise fees and assessments.

        In conjunction with the execution of the franchise agreement, the Company has agreed to act as the service representative of VTE within its franchise area. As consideration for this, the Company receives a monthly fee equal to 40% of the royalties it pays to VTE. During 1996, royalties, franchise fees, and other assessments totaled $135,713, net of any service representative fees received.


  5.    PROPERTY AND EQUIPMENT

        Property and equipment consisted of the following at December 31, 1996:

                     Machinery and equipment                        $686,385
                     Auto and truck equipment                         16,606
                     Office furniture, fixtures, and equipment        17,324
                                                                     720,315
                     Less accumulated depreciation                  (452,747)
                                                                    --------
                     Property and equipment, net                    $267,568
                                                                    ========

  6.    LOANS PAYABLE

        In December 1996, the Company established two line-of-credit agreements with Scripps Bank for $50,000 and $10,000. Amounts drawn under the lines require monthly payments of interest only at a variable interest rate of 2% over the prime rate (the Company's rate at December 31, 1996 was 10.25%). These notes are collateralized by accounts receivable, equipment, general intangibles, and fixtures and has been personally guaranteed by the members. The line-of-credit agreements expire on December 10, 1997. There was $30,000 outstanding under these line-of-credit agreements on December 31, 1996. At December 31, 1996, the Company was in compliance with all loan covenants.


  7.    LONG-TERM OBLIGATIONS

        Long-Term Debt

        Long-term debt as of December 31, 1996 consisted of notes payable to a leasing company, due in monthly installments, at an interest rate of 14.4% to 16%. The notes are collateralized by the equipment of the Company.

        Maturities of long-term debt at December 31, 1996 are as follows:

                                 1997                 $  79,756
                                 1998                    41,759
                                 1999                    12,088
                                 2000                    10,804
                                 2001                         0
                                 Thereafter                   0
                                                       --------
                                                       $132,319
                                                       ========

  8.    COMMITMENTS AND CONTINGENCIES

        Lease Obligations

        The Company has entered into various operating leases for facilities used in its operations. Aggregate further minimum rental commitments under noncancelable operating leases with original or remaining periods in excess of one year as of December 31, 1996 are as follows:

                                 1997                    $ 23,654
                                 1998                      23,736
                                 1999                      21,576
                                 2000                      20,496
                                 2001                      11,956
                                 Thereafter                     0
                                                         --------
                                                         $101,418
                                                         ========

        Rental expense under operating leases amounted to $20,753 for the year ended December 31, 1996.

        Contingency

        As of December 31, 1996, a vendor of the Company has asserted a claim of $90,000 for alleged unpaid services. The vendor contends that it provided services to a customer of the Company for which the Company is liable. The Company contends that the services were not authorized, and to the extent they were provided by the vendor, they were provided as a result of a fraud perpetrated by the customer. As such, the Company has rejected any claim by the vendor and intends to defend itself vigorously in this matter. At March 21, 1997, the Company and its counsel were unaware that any legal action had commenced.

        The Company has not accrued for any potential liability in its December 31, 1996 financial statements, as the claim has not progressed sufficiently to allow for an accurate assessment of its likelihood of materializing. The Company has estimated that the most likely outcome of any litigation in this matter would be a negotiated settlement of significantly less than $90,000.


  9.    EQUITY INTERESTS

        Subsequent to the formation of the Sole Proprietorship into a limited liability corporation, two of the current shareholders of the Company exercised options pursuant to two option agreements which were issued in 1994. The options exercised totaled 5% and 1% of the Company. At December 31, 1996, there was 4% remaining unexercised, at an exercise price of $17,270, under one of the agreements issued in 1994. Subsequent to year end, but prior to the formation of the S corporation, these options were exercised. The amounts paid for the exercised options were paid directly to the owner of the Company

        Pursuant to the formation of the Company into an S corporation, the common stock authorized, issued, and outstanding for the Company is as follows:

                               Shares           Par          Amount
                               Issued          Value      Contributed
           Shares               and             Per       for Common
         Authorized         Outstanding        Share        Stock
         ----------         -----------        -----      -----------
           1,000               100             None        $128,000


10.     VOLUNTARY EMPLOYEE BENEFICIARY ASSOCIATION

        Effective December 15, 1996, the Company established a voluntary employee beneficiary association trust. This is a health and welfare benefit trust established under Internal Revenue Code 501(c)9 for the purpose of providing certain benefits to employees utilizing a tax-exempt trust. Any employee who has reached the age of 21 and completed 1 year of service is eligible to participate.

        At December 31, 1996, there were seven employees covered by this trust. The first year's premium of approximately $88,000 was expensed during 1996.


11.     DEFERRED COMPENSATION PLAN

        Effective October 1, 1996, the Company established an employee savings plan, which was created under Section 401(k) of the Internal Revenue Code. All employees who are at least 21 years of age and have completed 12 months of service are eligible to participate in the plan. Eligible employees can contribute up to 15% of their annual compensation up to a maximum of $9,500. Contributions and matching funds are immediately vested.

        The Company matches 50% of the employees' contributions up to 3% of their total income, except for the first three months of the employees' eligibility, during which time the Company matches 100% of contributions up to 3%. For the year ended December 31, 1996, the Company made a discretionary matching contribution to the plan of $20,000.


12.     RELATED-PARTY TRANSACTIONS

        Throughout 1996, the Company loaned approximately $182,000 to Computemp, a company 100% owned by the Company's majority owner. This loan bears interest at 9% and is due on demand. In December 1996, Computemp paid the Company $16,500, $6,743 of which was applied to principal and $9,757 of which was applied to interest. The balance of approximately $178,000 at December 31, 1996 is reflected in the accompanying financial statements as a related-party accounts receivable.

        In October 1996, one of the Company's owners loaned approximately $39,000 to the Company to help fund the Voluntary Employee Benefit Association trust. This loan was intended to be short-term in nature. As such, there is no associated interest component and the balance of $38,616 at December 31, 1996 is reflected as an accounts payable in the accompanying financial statements.

        In 1995, a relative of the Company's owner loaned $25,000 to the Company to be used for operating purposes. The loan bears simple interest at 9% and is due upon demand. The loan agreement states interest payments are to be paid quarterly. The Company expensed $2,250 in 1996 related to interest.


13.     SUBSEQUENT EVENT

        On March 28, 1997, the Company was formed into an S corporation under the name SDVT, Inc.

        On April 2, 1997, the Company entered into a definitive agreement to merge with Premiere Technologies, Inc. ("Premiere") in exchange for shares of Premiere stock with a value of approximately $3,470,000. The acquisition is subject to certain conditions and is expected to be consummated on or about April 30, 1997. If completed, the merger is intended to be accounted for using the pooling-of-interests method.

                                 CAR ZEE, INC.
                   (FORMERLY KNOWN AS VOICE-TEL OF SAN JOSE)

                  FINANCIAL STATEMENTS AS OF DECEMBER 31, 1996
                                 TOGETHER WITH
                                AUDITORS' REPORT

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Shareholders of Car Zee, Inc.:


We have audited the accompanying balance sheet of CAR ZEE, INC. (a California S corporation) (formerly known as Voice-Tel of San Jose) as of December 31, 1996 and the related statements of operations, shareholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Car Zee, Inc. as of December 31, 1996 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ Arthur Andersen LLP

Atlanta, Georgia
May 6, 1997

                                 CAR ZEE, INC.

                   (FORMERLY KNOWN AS VOICE-TEL OF SAN JOSE)


                                 BALANCE SHEET

                               DECEMBER 31, 1996

                       ASSETS
-------------------------------------------------------
CURRENT ASSETS:
  Cash and cash equivalents                  $   50,532
  Accounts receivable, less allowance for
    uncollectible accounts of $0                110,551
  Interest receivable                            14,606
  Investments                                    10,774
  Prepaid expenses and other current assets       5,061
  Notes receivable                              153,999
  Notes receivable--related party               329,528
                                             ----------
     Total current assets                       675,051
                                             ----------
PROPERTY AND EQUIPMENT                        1,137,207
  Less accumulated depreciation                (756,495)
                                             ----------
     Net property and equipment                 380,712
                                             ----------
OTHER ASSETS:
  Intangible assets, net                        334,383
  Other                                           1,349
                                             ----------
     Total other assets                         335,732
                                             ----------
     Total assets                            $1,391,495
                                             ==========



       LIABILITIES AND SHAREHOLDERS' EQUITY
-------------------------------------------------------
CURRENT LIABILITIES:
  Accounts payable                           $    9,500
  Accrued liabilities                            32,564
  Deferred revenue                               27,544
  Current portion of long-term and leases        83,235
                                             ----------
     Total current liabilities                  152,843
                                             ----------

LOSSES IN EXCESS OF INVESTMENT
IN JOINT VENTURE (Note 8)                       239,251
                                             ----------


LONG-TERM DEBT AND CAPITAL LEASES (Note 6)      797,244
                                             ----------

SHAREHOLDERS' EQUITY:
  Common stock                                  801,436
  Treasury stock                               (240,000)
  Retained deficit                             (359,279)
                                             ----------
     Total shareholders' equity                 202,157
                                             ----------
     Total liabilities and shareholders'
        equity                               $1,391,495
                                             ==========



       The accompanying notes are an integral part of this balance sheet.

                                 CAR ZEE, INC.

                   (FORMERLY KNOWN AS VOICE-TEL OF SAN JOSE)


                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1996



REVENUES                             $1,521,386

COST OF SALES                           261,905
                                     ----------
         Gross margin                 1,259,481
                                     ----------
OPERATING EXPENSES:
 Selling and marketing                  257,028
 General and administrative             340,550
 Depreciation and amortization          317,914
                                     ----------
         Total operating expenses       915,492
                                     ----------
OPERATING INCOME                        343,989

OTHER INCOME (EXPENSE):
 Interest expense                      (125,232)
 Other, net                              65,780
                                     ----------
NET INCOME                           $  284,537
                                     ==========




         The accompanying notes are an integral part of this statement.

                                 CAR ZEE, INC.

                   (FORMERLY KNOWN AS VOICE-TEL OF SAN JOSE)


                       STATEMENT OF SHAREHOLDERS' EQUITY

                      FOR THE YEAR ENDED DECEMBER 31, 1996



                                          CLASS A           CLASS B
                                       COMMON STOCK       COMMON STOCK
                                     ---------------    ---------------      TREASURY        RETAINED
                                     SHARES   AMOUNT    SHARES   AMOUNT        STOCK          DEFICIT        TOTAL
                                     ------  --------   ------  --------     ---------      ---------      --------
BALANCE, January 1, 1996              862    $186,625    138    $578,811     $       0      $(308,484)     $456,952

  Shareholders' contributions           0      36,000      0           0             0              0        36,000
  Dividends to shareholders             0           0      0           0             0       (321,410)     (321,410)
  Shareholder buyout                    0           0      0           0      (240,000)       (13,922)     (253,922)
  Net income                            0           0      0           0             0        284,537       284,537
                                      ---    --------    ---    --------     ---------      ---------      --------
BALANCE, December 31, 1996            862    $222,625    138    $578,811     $(240,000)     $(359,279)     $202,157
                                      ===    ========    ===    ========     =========      =========      ========

        The accompanying notes are an integral part of this statement.

                                 CAR ZEE, INC.

                   (FORMERLY KNOWN AS VOICE-TEL OF SAN JOSE)


                            STATEMENT OF CASH FLOWS

                      FOR THE YEAR ENDED DECEMBER 31, 1996



CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                 $ 284,537
  Adjustments to reconcile net income to
   net cash provided by operating activities:
     Depreciation and amortization             317,914
     Changes in operating assets and
       liabilities:
       Accounts and interest
          receivable                           (11,335)
       Prepaid expenses and other
        current assets                          (1,710)
       Accounts payable and accrued
          liabilities                          (13,511)
       Deferred revenue                          3,805
                                             ---------
         Net cash provided by operating
          activities                           579,700
                                             ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Contributions to joint venture               (12,204)
  Purchase of equipment                        (65,924)
  Payments on notes receivable                 129,755
  Issuances notes receivable                  (262,545)
                                             ---------
         Net cash used in investing
          activities                          (210,918)
                                             ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Contributions by shareholders                 36,000
  Proceeds from issuance of long-term
    subordinated debt                           60,000
  Principal payments on subordinated debt     (172,035)
  Distributions paid to shareholders          (321,410)
                                             ---------
         Net cash used in financing
          activities                          (397,445)
                                             ---------
NET DECREASE IN CASH                           (28,663)

CASH AT BEGINNING OF YEAR                       79,195
                                             ---------

CASH AT END OF YEAR                          $  50,532
                                             =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW
 INFORMATION:
  Cash paid for interest                     $ 117,844
                                             =========

  Conversion of shareholders' capital to
  long-term debt                             $ 280,335
                                             =========

         The accompanying notes are an integral part of this statement.

                                 CAR ZEE, INC.

                   (FORMERLY KNOWN AS VOICE-TEL OF SAN JOSE)


                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

1. ORGANIZATION AND NATURE OF BUSINESS

   ORGANIZATION

   Voice-Tel of San Jose was formed as a California limited partnership (the "Limited Partnership") on January 1, 1993. The company was incorporated on April 24, 1997 in the state of California as Car Zee, Inc. ("the Company").

   NATURE OF BUSINESS

   The Company provides digital voice messaging services under exclusive franchise agreements with Voice-Tel Enterprises, Inc. ("VTE"). Business is conducted using the proprietary trade name "Voice-Tel." The Voice-Tel system operates on the Company's computer processing equipment using commercially available telephone lines. The Company provides digital voice messaging services in the greater San Jose and Sacramento metropolitan areas.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   PRESENTATION

   The Company was formed on April 24, 1997. Immediately prior to the merger with Premiere Technologies, Inc. ("Premiere") (Note 9), the assets and liabilities of Voice-Tel of San Jose were transferred to the Company under the same ownership. Accordingly, the transfer has been accounted for in a manner similar to a pooling-of-interests for the period presented.

   ACCOUNTING ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   CASH AND CASH EQUIVALENTS

   For financial reporting purposes, cash and cash equivalents include cash on hand and highly liquid money market investments.

   PROPERTY AND EQUIPMENT

   Property and equipment are recorded at cost, and depreciation is provided for using the straight-line method over the estimated useful lives of the assets, commencing when the assets are installed or placed in service. The estimated useful lives for property and equipment are from five to seven years. The cost of installed equipment includes expenditures for installation. Assets recorded under capital leases are depreciated over the shorter of their useful lives or the term of the related lease.

   LONG-LIVED ASSETS

   The Company periodically reviews the values assigned to long-lived assets, such as intangible assets and property and equipment, to determine whether any impairments are other than temporary. Management believes that the long-lived assets in the accompanying balance sheet are appropriately valued.

   FAIR VALUE OF FINANCIAL INSTRUMENTS

   The carrying amount of cash and investments approximates fair value because their maturity is generally less than one year in duration.

   The fair value of the long-term debt approximates its carrying value as of December 31, 1996.

   REVENUE RECOGNITION AND DEFERRED REVENUES

   Revenues are recognized as the Company performs services in accordance with contract terms. Billings in advance for messaging services are recorded on the accompanying balance sheet as deferred revenue. These revenues are recognized when the related service is provided. The majority of the Company's customers are billed monthly; however, some customers have quarterly and semiannual billing cycles.

   COST OF SERVICES

   Cost of services includes all direct expenses incurred in providing voice messaging services, including long-distance carrier costs and applicable taxes.

   INTANGIBLE ASSETS

   Purchased intangible assets, which include franchise agreements, are recorded at cost. Intangible assets are amortized using the straight-line method over the estimated useful lives of the related assets or terms of the agreements. Franchise agreements and goodwill are amortized over 20 years. Customer lists are amortized over five years.

   Intangible assets consisted of the following at December 31, 1996:

               Franchise agreements             $ 170,000
               Customer lists                     447,824
               Goodwill                           135,496
                                                ---------
                                                  753,320
               Less accumulated amortization     (418,937)
                                                ---------
                                                $ 334,383
                                                =========

   INCOME TAXES

   The Company elected to be treated as a limited partnership for federal and state income tax purposes as of December 31, 1996. As such, in lieu of corporate income tax consequences arising at the partnership level, the individual partners are allocated their proportionate shares of the Company's taxable income.

   REGULATION

   The Company is subject to regulation by the FCC and by various state public service and public utility commissions.

   SOURCE OF SUPPLIES

   The Company does not own a transmission network and, accordingly, relies on both facilities-based and nonfacilities-based local and long-distance carriers and other companies to provide transmission of its subscribers' voice messaging. Although management feels that alternative telecommunications facilities could be found in a timely manner, disruption of these services for more than a brief period would have an adverse effect on operating results.

   FACTORS IMPACTING FUTURE SUCCESS

   The future success of the Company is dependent upon a number of factors, including the effect of rapid technological changes affecting the markets for the Company's products and services and management's ability to effectively respond to those changes, including the development, implementation, marketing, and support of new or improved products and services to respond to the changing environment; effects of intense competition in information and telecommunications services markets, including, among other things, the consequent effect on the prices that the Company may charge for its products and services; the effect of regulatory changes in the telecommunications industry; and the risk of dependence on key managerial personnel.

3. CONCENTRATIONS OF CREDIT RISK AND SIGNIFICANT CUSTOMERS

   Financial instruments that potentially subject the Company to concentrations of credit risk consist only of accounts receivable, as collateral is not required. The Company's risk of loss is limited due to advance billings to customers and the ability to terminate access on delinquent accounts. Approximately 77% of the Company's sales were derived through a single national account during 1996. Although this entity is a single national account that is managed on a collective basis, it is actually comprised of a large number of individual subscribers located throughout all franchise territories, including those operated by other Voice-Tel franchises.

4. FRANCHISE AGREEMENTS

   The franchise rights were acquired pursuant to a franchise agreement entered into with VTE (Note 1). The term of the franchise agreement is 20 years, with an option to renew the agreement for an additional 10 years. The Company is required to pay a monthly royalty in an amount equal to a specified percentage of gross sales. The royalty rates are 6% in the first year of the franchise agreement, 8% in the second year, and 10% thereafter. In addition, the Company is required to pay a monthly marketing and promotion fee of 2% of gross sales. The Company is periodically required to pay other special franchise fees and assessments.

   In conjunction with the execution of the franchise agreements, the Partnership has agreed to act as the service representatives of VTE within each of VTE's franchise areas, except Alaska. As consideration for this, the Company receives a monthly fee equal to 40% of the royalties it pays to VTE. During 1996, royalties, franchise fees, and other assessments totaled $169,150, net of any service representative fees received.

5. PROPERTY AND EQUIPMENT

   Property and equipment consisted of the following at December 31, 1996:

        Messaging computer systems                        $  177,855
        Computer software                                    959,352
                                                          ----------
                                                           1,137,207
        Less accumulated depreciation                       (756,495)
                                                          ----------
        Property and equipment, net                       $  380,712
                                                          ==========

6. LONG-TERM OBLIGATIONS

   Subordinated debt consisted of the following at December 31, 1996:

   Note payable to shareholder, interest only
   payments monthly until January 1, 2000,
   interest rate 14%, with amortization over 60
   months beginning January 1, 2000                         $184,144


   Note payable to shareholder, interest
   accrues monthly through January 1, 2000,
   interest rate 16%, with amortization over 60
   months beginning January 1, 2000                            5,694

   Note payable to shareholder, interest and
   principal payments monthly, interest rate
   16%                                                     $  10,057


   Notes payable to relatives of shareholders,
   interest only payments monthly until
   June 30, 2000, interest rates ranging from
   11% to 16%, with amortization over 60 months
   beginning on January 1, 2000                              386,207


   Notes payable to relatives of shareholders,
   interest accrues monthly through June 30,
   2000, interest rates ranging from 12% to
   16%, with amortization over 60 months
   beginning on January 1, 2000                              16,447


   Notes payable to relatives of shareholders,
   interest and principal payments monthly,
   interest rate 16%                                          5,181


   Notes payable to individuals, interest and
   principal payments due every June 15 and
   December 15, interest at the Bank of America
   reference rate (8.25% at December 31, 1996
   and 8.5% at December 31, 1995)                           240,795


   Note payable to individual, interest and
   principal payments monthly, interest rate
   16%                                                        7,064
                                                           --------
                                                            855,589


   Less current maturities                                  (61,007)
                                                           --------
   Long-term subordinated debt, net of current
   portion                                                 $794,582
                                                           ========

   Principal payments on subordinated debt are due as follows:

             1997            $ 61,007
             1998              40,986
             1999              39,846
             2000             133,802
             2001             139,923
             Thereafter       440,025
                             --------
                             $855,589
                             ========

CAPITAL LEASE OBLIGATIONS

The present value of future minimum lease payments as of December 31, 1996 are:

            1997                              $23,592
            1998                                2,885
                                              -------
              Total minimum lease payments     26,477
            Less interest                      (1,587)
                                              -------
            Present value of lease payments   $24,890
                                              =======

7. SHAREHOLDERS' EQUITY

   The limited partnership agreement was created with an initial term of ten years. The agreement stipulates that limited partners may elect to retire from the Limited Partnership prior to the end of the ten-year period. The agreement further states that the general partners will acquire the ownership interest of retiring partners at a price equal to the retiring partners' initial capital contribution, plus a 14% premium.

   During 1996, two limited partners elected to retire from the Limited Partnership. In accordance with the terms of the limited partnership agreement, the partners have been issued notes in amounts equal to their respective initial investments, plus the 14% premium. These purchases are shown as treasury stock in the accompanying statement of shareholders' equity. These notes are reflected in long-term obligations in the accompanying balance sheet.

   On April 24, 1997, Voice-Tel of San Jose was incorporated in the state of California as Car Zee, Inc. The general and limited partnership interests were exchanged for common stock in conjunction with the transaction with Premiere (Note 9). The statement of shareholders' equity retroactively reflects this issuance of common stock of the Company. Shares authorized and issued are as follows:

                                                                Amount
                                                      Par     Contributed
                                        Shares       Value        for
                            Shares    Issued and      Per       Common
                          Authorized  Outstanding    Share       Stock

   Class A common shares   99,000          862        None       222,625
   Class B common shares    1,000          138        None       578,811
   Class C common shares    1,000            0        None             0
   Class D common shares    1,000            0        None             0
   Class E common shares    1,000            0        None             0


8. JOINT VENTURE

   On January 1, 1993, the Company formed a 50-50 joint venture with Voice-Tel In-Touch Technologies, Inc. d.b.a. Voice-Tel of California ("VTC") under the name of Voice-Tel of the Pacific. The joint venture provides administrative and sales services to the Company and VTC. The investment has been accounted for under the equity method of accounting, and losses in excess of contributions to the joint venture have been presented as a long-term liability in the accompanying balance sheet to reflect the Company's contractually obligated pro rata share of the accumulated deficit of the joint venture. The Company's equity in the joint venture is immaterial and not disclosed separately in the statement of operations.

   Condensed financial information of the joint venture for fiscal 1996 is summarized below:

      Condensed financial information:
           Total assets                      $114,108
                                             ========

           Total liabilities                 $572,715
                                             ========

           Loss for the year                 $ 22,748
                                             ========

9. SUBSEQUENT EVENT

   On April 2, 1997, the Company entered into a definitive agreement to merge with Premiere in exchange for shares of Premiere stock with a value of approximately $3,083,000. The acquisition is subject to certain conditions and was consummated on May 6, 1997. If completed, the merger has been accounted for using the pooling-of-interests method.

                             1086236 ONTARIO INC.
                    D.B.A. VOICE-TEL OF EASTERN CANADA, INC.


                  FINANCIAL STATEMENTS AS OF JANUARY 31, 1997
                                 TOGETHER WITH
                               AUDITORS' REPORT

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Shareholders of
1086236 Ontario Inc.
d.b.a. Voice-Tel of Eastern Canada, Inc.:

We have audited the accompanying balance sheet of 1086236 ONTARIO INC. D.B.A. VOICE-TEL OF EASTERN CANADA, INC. (a Canadian corporation) as of January 31, 1997 and the related statements of operations, shareholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 1086236 Ontario Inc. d.b.a. Voice-Tel of Eastern Canada, Inc. as of January 31, 1997 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles in the United States of America.


/s/ Arthur Andersen LLP


Atlanta, Georgia
April 25, 1997

                             1086236 ONTARIO INC.

                   D.B.A. VOICE-TEL OF EASTERN CANADA, INC.


                                 BALANCE SHEET

                               JANUARY 31, 1997

                             (IN CANADIAN DOLLARS)

                                    ASSETS
----------------------------------------------------------------------------
CURRENT ASSETS:
  Cash                                                            $ 57,027
  Accounts receivable, less allowance for uncollectible
   accounts of $0                                                    5,061
                                                                ------------
     Total current assets                                           62,088
                                                                ------------



PROPERTY AND EQUIPMENT (NOTE 5)                                    318,075
  Less accumulated depreciation                                    (93,525)
                                                                ------------
        Net property and equipment                                 224,550
                                                                ------------



OTHER ASSETS:
  Franchise agreement, net of accumulated amortization of
   $16,010                                                         112,084
  Service agreement, net of accumulated amortization of
   $64,050                                                          64,050
                                                                ------------
        Total other assets                                         176,134
                                                                ------------
        Total assets                                              $462,772
                                                                ============

                     LIABILITIES AND SHAREHOLDERS' EQUITY
----------------------------------------------------------------------------
CURRENT LIABILITIES:
  Accounts payable:
   Trade                                                          $ 57,016
   Related party                                                     6,776
  Accrued expenses                                                  28,625
  Income taxes payable                                              11,230
  Deferred revenue                                                   7,416
  Current portion of long-term debt (Note 6)                        89,388
                                                                ------------
        Total current liabilities                                  200,451
                                                                ------------
LONG-TERM LIABILITIES (NOTE 6):
  Long-term debt                                                    60,352
  Shareholder notes payable                                        100,000
                                                                ------------
        Total long-term liabilities                                160,352
                                                                ------------
DEFERRED TAX LIABILITY                                              49,198
                                                                ------------
COMMITMENTS AND CONTINGENCIES (NOTE 7)

SHAREHOLDERS' EQUITY:
  Common stock, $.10 par value; unlimited shares
    authorized, 1,000 shares issued and outstanding                    100
  Retained earnings                                                 52,671
                                                                ------------
        Total shareholders' equity                                  52,771
                                                                ------------
        Total liabilities and shareholders' equity                $462,772
                                                                ============

      The accompanying notes are an integral part of this balance sheet.

                             1086236 ONTARIO INC.

                   D.B.A. VOICE-TEL OF EASTERN CANADA, INC.


                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED JANUARY 31, 1997

                             (IN CANADIAN DOLLARS)



REVENUES                                                          $682,188

COST OF SALES                                                      209,270
                                                                ------------
        Gross margin                                               472,918
                                                                ------------
OPERATING EXPENSES:
  Selling and marketing                                             45,114
  General and administrative                                       182,631
  Depreciation and amortization                                     80,272
                                                                ------------
        Total operating expenses                                   308,017
                                                                ------------
OPERATING INCOME                                                   164,901

OTHER EXPENSE:
  Interest expense                                                 (12,357)
  Other, net                                                        (4,772)
                                                                ------------
INCOME BEFORE INCOME TAXES                                         147,772

INCOME TAX PROVISION                                                 2,662
                                                                ------------
NET INCOME                                                        $145,110
                                                                ============



        The accompanying notes are an integral part of this statement.

                             1086236 ONTARIO INC.

                   D.B.A. VOICE-TEL OF EASTERN CANADA, INC.


                       STATEMENT OF SHAREHOLDERS' EQUITY

                      FOR THE YEAR ENDED JANUARY 31, 1997

                             (IN CANADIAN DOLLARS)



                                                        RETAINED
                                     COMMON STOCK       (DEFICIT)
                                 -------------------
                                   SHARES    AMOUNT     EARNINGS       TOTAL
                                 ---------  --------  ------------  ------------
BALANCE, FEBRUARY 1, 1996          1,000      $100      $(92,439)     $(92,339)

   Net income                          0         0       145,110       145,110
                                 ---------  --------  ------------  ------------
BALANCE, JANUARY 31, 1997          1,000      $100      $ 52,671      $ 52,771
                                 =========  ========  ============  ============



        The accompanying notes are an integral part of this statement.

                             1086236 ONTARIO INC.

                   D.B.A. VOICE-TEL OF EASTERN CANADA, INC.


                            STATEMENT OF CASH FLOWS

                      FOR THE YEAR ENDED JANUARY 31, 1997

                             (IN CANADIAN DOLLARS)

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                                    $ 145,110
                                                                               ------------
  Adjustments to reconcile net income to net cash provided by operating activities:
      Depreciation and amortization                                                80,272
      Changes in operating assets and liabilities:
          Deferred income taxes                                                    (6,159)
          Increase in accounts receivable                                            (380)
          Decrease in accounts payable                                            (15,314)
          Increase in accrued expenses                                              2,068
          Increase in income taxes payable                                         11,230
          Deferred revenue                                                          7,416
          Other                                                                    (5,688)
                                                                               ------------
            Total adjustments                                                      73,445
                                                                               ------------
            Net cash provided by operating activities                             218,555
                                                                               ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of equipment                                                          (123,748)
                                                                               ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from long-term debt                                                     27,000
  Principal payments on long-term debt                                            (83,988)
  Principal payments on shareholder notes payable                                (128,000)
                                                                               ------------
            Net cash used in financing activities                                (184,988)
                                                                               ------------
NET DECREASE IN CASH                                                              (90,181)

CASH AT BEGINNING OF YEAR                                                         147,208
                                                                               ------------
CASH AT END OF YEAR                                                             $  57,027
                                                                               ============
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Cash paid for interest                                                        $   9,857
                                                                               ============
  Cash paid for income taxes                                                    $       0
                                                                               ============

        The accompanying notes are an integral part of this statement.

                             1086236 ONTARIO INC.

                   D.B.A. VOICE-TEL OF EASTERN CANADA, INC.


                         NOTES TO FINANCIAL STATEMENTS

                               JANUARY 31, 1997


1. ORGANIZATION AND NATURE OF BUSINESS

   ORGANIZATION

   1086236 Ontario Inc. d.b.a. Voice-Tel of Eastern Canada, Inc. (the "Company") is a Canadian corporation and was incorporated in Ontario on June 17, 1994.

   NATURE OF BUSINESS

   The Company provides digital messaging services under an exclusive franchise agreement with Voice-Tel Enterprises, Inc. ("VTE"). Business is conducted using the proprietary trade name "Voice-Tel." The Voice-Tel system operates on the Company's computer processing equipment using commercially available telephone lines.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   ACCOUNTING ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period.
   Actual results could differ from those estimates.

   PRESENTATION

   The accompanying financial statements of the Company are prepared in conformity with accounting principles generally accepted in the United States of America and are presented in Canadian dollars.

   PROPERTY AND EQUIPMENT

   Property and equipment are recorded at cost, and depreciation is provided for using the straight-line method over the estimated useful lives of the assets, commencing when the assets are installed or placed in service. The estimated useful lives are ten years for furniture and fixtures, seven years for office equipment, and five years for computer equipment. The cost of installed equipment includes expenditures for installation. Assets recorded under capital leases and leasehold improvements are depreciated over the shorter of their useful lives or the terms of the related leases.

     LONG-LIVED ASSETS

     The Company periodically reviews the values assigned to long-lived assets, such as property and equipment, to determine whether any impairments are other than temporary. Management believes that the long-lived assets in the accompanying balance sheet are appropriately valued.

     FAIR VALUE OF FINANCIAL INSTRUMENTS

     The fair value of the long-term debt approximates its carrying value as of January 31, 1997.

     REVENUE RECOGNITION AND DEFERRED REVENUES

     Revenues are recognized as the Company performs services in accordance with contract terms. Billings in advance for messaging services are recorded on the accompanying balance sheet as deferred revenue. These revenues are recognized when the related service is provided. The majority of the Company's customers are billed monthly; however, some customers have quarterly and semiannual billing cycles.

     COST OF SERVICES

     Cost of services includes all direct expenses incurred in providing voice messaging services, including long-distance carrier costs and applicable taxes.

     INTANGIBLE ASSETS

     Purchased intangible assets, which include a franchise agreement and a service agreement, are recorded at cost. Intangible assets are amortized using the straight-line method over the estimated useful lives of the related assets or terms of the agreements (20 years for the franchise agreement).

     INCOME TAXES

     The Company utilizes the liability method of accounting for income taxes, as set forth in Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Using the liability method, deferred taxes are determined based on the difference between the financial and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse.

     SOURCE OF SUPPLIES

     The Company does not own a transmission network and, accordingly, relies on both facilities-based and nonfacilities-based local and long-distance carriers and other companies to provide subscribers' voice messaging. Although management believes that alternative telecommunications facilities could be found in a timely manner, disruption of these services for more than a brief period would have an adverse effect on operating results.

     FACTORS IMPACTING FUTURE SUCCESS

     The future success of the Company is dependent upon a number of factors, including the effect of rapid technological changes affecting the markets for the Company's products and services and management's ability to effectively respond to those changes, including the development, implementation, marketing, and support of new or improved products and services to respond to the changing environment; effects of intense competition in information and telecommunications services markets, including, among other things, the consequent effects on the prices that the Company may charge for its products and services; the effect of regulatory changes in the telecommunications industry; and the risk of dependence on key managerial personnel.

3.   CONCENTRATIONS OF CREDIT RISK AND SIGNIFICANT CUSTOMERS

     Financial instruments that potentially subject the Company to concentrations of credit risk consist only of accounts receivable, as collateral is not required. The Company's risk of loss is limited due to advance billings to customers and the ability to terminate access on delinquent accounts. Approximately 98% of the Company's sales were affiliated with a single national account during fiscal 1997. This entity is comprised of a large number of individual subscribers located throughout the franchise territory as well as territories operated by other Voice-Tel franchises who are billed and remit payment on an individual basis.

4.   FRANCHISE AGREEMENTS

     The franchise rights were acquired pursuant to a franchise agreement entered into with VTE (Note 1). The term of the franchise agreement is 20 years, with an option to renew the agreement for an additional 10 years. The Company is required to pay a monthly royalty in an amount equal to a specified percentage of gross sales, less certain costs. The royalty rates are 6% in the first year of operation under the franchise agreement, 8% in the second year, and 10% thereafter. In addition, the Company is required to pay a monthly marketing and promotion fee of 2% of gross sales, less certain costs. The Company is periodically required to pay other special franchise fees and assessments. During fiscal 1997, royalties, franchise fees, and other assessments totaled $51,454.

5.   PROPERTY AND EQUIPMENT

     Property and equipment consisted of the following at January 31, 1997:

          Voice messaging hardware                                 $313,585
          Computer equipment                                          3,890
          Office equipment                                              600
                                                                  -----------
                                                                    318,075
          Less accumulated depreciation                             (93,525)
                                                                  -----------
               Property and equipment, net                         $224,550
                                                                  ===========

6.   LONG-TERM OBLIGATIONS

     Long-term debt consisted of the following at January 31, 1997:

     Note payable to the Toronto-Dominion Bank in 42 monthly installments of
     $2,610, plus interest at a rate of 1% over the bank's prime rate (4.75% at
     January 31, 1997); balance due February 20, 1998; collateralized by
     equipment                                                                       $  33,930

     Note payable to the Toronto-Dominion Bank in 40 monthly installments of
     $405, plus interest at a rate of 1% over the bank's prime rate (4.75% at
     January 31, 1997); balance due March 16, 1998; collateralized by equipment          5,670

     Note payable to the Toronto-Dominion Bank in 37 monthly installments of
     $715, plus interest at a rate of 1% over the bank's prime rate (4.75% at
     January 31, 1997); balance due April 22, 1999; collateralized by equipment         10,725

     Note payable to the Toronto-Dominion Bank in 40 monthly installments of
     $500, plus interest at a rate of 2% over the bank's prime rate (4.75% at
     January 31, 1997); balance due April 22, 1999; collateralized by equipment         13,500

     Note payable to the Toronto-Dominion Bank in 40 monthly installments of
     $2,000, plus interest at a rate of 2% over the bank's prime rate (4.75% at
     January 31, 1997); balance due April 12, 1999; collateralized by equipment         54,000

     Note payable to the Toronto-Dominion Bank in 40 monthly installments of
     $675, plus interest at a rate of 2% over the bank's prime rate (4.75% at
     January 31, 1997); balance due January 20, 2000; collateralized by
     equipment                                                                          24,300

     Note payable to the Toronto-Dominion Bank in 35 monthly installments of
     $544, plus interest at a rate of 2.25% over the bank's prime rate (4.75% at
     January 31, 1997); balance due March 20, 2008; collateralized by equipment          7,615
                                                                                   ------------
                                                                                       149,740

     Less current maturities                                                            89,388
                                                                                   ------------
     Long-term debt, net of current portion                                          $  60,352
                                                                                   ============

     Maturities of long-term debt at January 31, 1997 are as follows:

               1998                                      $ 89,388
               1999                                        44,752
               2000                                        15,600
               2001                                             0
               2002                                             0
               Thereafter                                       0
                                                        ----------
                                                         $149,740
                                                        ==========

     The Company also has noninterest-bearing notes payable to each of its four shareholders in the amount of $25,000, which are payable on demand.

7.   COMMITMENTS AND CONTINGENCIES

     LEASE OBLIGATIONS

     The Company has entered into various operating leases for facilities used in its operations. Aggregate future minimum rental commitments under noncancelable operating leases with original or remaining periods in excess of one year as of January 31, 1997 are as follows:

                                                                 OPERATING
                                                                   LEASES
                                                                -----------
               1998                                                $6,060
               1999                                                 3,030
               2000                                                     0
               2001                                                     0
               2002                                                     0
               Thereafter                                               0
                                                                 ----------
                                                                   $9,090
                                                                 ==========

     Rental expense under operating leases amounted to $9,159 for the year ended January 31, 1997.

8.   INCOME TAXES

     Details of the income tax provision (benefit) for the year ended January 31, 1997 are as follows:

          Current:
            Federal                                         $ 4,924
            Provincial                                        3,897
                                                            --------
               Total current provision                        8,821
                                                            --------
          Deferred:
            Federal                                          (4,375)
            Provincial                                       (1,784)
                                                            --------
               Total deferred benefit                        (6,159)
                                                            --------
               Total provision                              $ 2,662
                                                            ========

     The tax effect of temporary differences between the carrying amounts of assets and liabilities in the financial statements and their respective tax bases which gives rise to deferred tax assets and liabilities as of January 31, 1997 is as follows:

          Noncurrent deferred tax liabilities:
            Property, plant, and equipment basis difference            $49,198
                                                                     ==========

     A reconciliation of the federal statutory income tax rate to the effective income tax rate for the year ended January 31, 1997 is as follows:

          Federal statutory income tax rate                               38.0%
          Increase (decrease) in taxes resulting from:
            Provincial income taxes                                       15.5
            Net operating loss carryforwards                             (42.7)
            Tax credits                                                   (9.0)
                                                                        --------
          Effective income tax rate                                        1.8%
                                                                        ========

9.   RELATED-PARTY TRANSACTIONS

     At January 31, 1997, the Company has recorded a payable to Voice-Tel Services ("VTS") of $3,682 for administrative fees and a payable to a shareholder for business expense reimbursement in the amount of $3,094. VTS provides billing and collecting services to the Company.

10.  SUBSEQUENT EVENT

     On April 2, 1997, the Company entered into a definitive agreement to merge with Premiere Technologies, Inc. ("Premiere") in exchange for shares of Premiere stock with a value of approximately $1,508,000. The acquisition is subject to certain conditions and is expected to be consummated on or about April 30, 1997. If completed, the merger is intended to be accounted for using the pooling-of-interests method.

                              Flanagan/Allan Inc.

             Combined Financial Statements as of January 31, 1997
                                 Together With
                               Auditors' Report

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Shareholders of
Flanagan/Allan Inc.:


We have audited the accompanying combined balance sheet of FLANAGAN/ALLAN INC. (a Canadian corporation) as of January 31, 1997 (See Note 1 for a listing of entities combined) and the related combined statements of operations, shareholders' equity, and cash flows for the year then ended. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Flanagan/Allan Inc. as of January 31, 1997 and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles in the United States of America.



/s/ Arthur Andersen LLP


Atlanta, Georgia
April 25, 1997

                               FLANAGAN/ALLAN INC.

                             COMBINED BALANCE SHEET

                                JANUARY 31, 1997

                              (In Canadian Dollars)

                                    ASSETS
CURRENT ASSETS:
  Cash                                                             $  121,330
  Accounts receivable--trade, less allowance for
   doubtful accounts of $0                                             77,365
  Accounts receivable--related-party                                   95,471
  Prepaids and other                                                    4,956
                                                                   ----------
    Total current assets                                              299,122
                                                                   ----------

PROPERTY AND EQUIPMENT (Note 5)                                     1,678,752
  Less accumulated depreciation                                      (614,433)
                                                                   ----------
    Net property and equipment                                      1,064,319
                                                                   ----------

INVESTMENT IN SUBSIDIARY                                               26,386
                                                                   ----------

OTHER ASSETS:
  Franchise agreement, net of accumulated amortization
   of $32,828                                                         131,309
  Service agreement, net of accumulated amortization
   of $116,665                                                         47,472
                                                                   ----------
    Total other assets                                                178,781
                                                                   ----------
    Total assets                                                   $1,568,608
                                                                   ==========

                     LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable:
    Trade                                                          $  268,064
    Related party                                                      63,193
  Accrued expenses                                                    354,963
  Income taxes payable                                                  5,723
  Deferred revenue                                                     54,219
  Current portion of long-term debt (Note 6)                          121,116
  Shareholder notes payable                                           192,050
                                                                   ----------
    Total current liabilities                                       1,059,328
                                                                   ----------

LONG-TERM LIABILITIES (Note 6):
  Long-term debt                                                      375,074
                                                                   ----------
DEFERRED TAX LIABILITY                                                 95,454
                                                                   ----------
COMMITMENTS AND CONTINGENCIES (Note 7)

SHAREHOLDERS' EQUITY:
  Common stock, no par value; unlimited shares authorized;
   12 shares issued and outstanding                                        12

  Class B common stock, no par value; unlimited shares
   authorized; 1 share issued and outstanding                               1

  Class C common stock, no par value; unlimited shares authorized;
   1 share issued and outstanding                                           1

  Common stock, no par value; unlimited shares authorized;
   110 shares issued and outstanding                                      110

  Additional paid-in capital                                               40
  Retained earnings                                                    38,588
                                                                   ----------
    Total shareholders' equity                                         38,752
                                                                   ----------
    Total liabilities and shareholders' equity                     $1,568,608
                                                                   ==========

The accompanying notes are an integral part of this combined balance sheet.

                              FLANAGAN/ALLAN INC.

                       COMBINED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED JANUARY 31, 1997

                             (In Canadian Dollars)



REVENUES                                                        $3,422,258

COST OF SALES                                                    1,077,963
                                                                ----------
  Gross margin                                                   2,344,295
                                                                ----------

OPERATING EXPENSES:
  Selling and marketing                                            387,613
  General and administrative                                     1,294,897
  Depreciation and amortization                                    317,270
                                                                ----------
    Total operating expenses                                     1,999,780
                                                                ----------

OPERATING INCOME                                                   344,515

OTHER EXPENSE:
  Interest expense                                                  39,851
  Other, net                                                        32,792
                                                                ----------
INCOME BEFORE INCOME TAXES                                         271,872

INCOME TAX PROVISION                                                86,985
                                                                ----------
NET INCOME                                                      $  184,887
                                                                ==========


The accompanying notes are an integral part of this combined statement.

                              FLANAGAN/ALLAN INC.


                   COMBINED STATEMENT OF SHAREHOLDERS' EQUITY

                      FOR THE YEAR ENDED JANUARY 31, 1997

                             (In Canadian Dollars)

                                         Common Stock         Additional    Retained
                                     --------------------       Paid-In     (Deficit)
                                     Shares        Amount       Capital     Earnings        Total
                                     ------        ------     ---------    ----------     ---------
BALANCE, February 1, 1996              124          $124         $40        $(146,299)    $(146,135)

     Net income                          0             0           0          184,887       184,887
                                       ---          ----         ---        ---------     ---------
BALANCE, January 31, 1997              124          $124         $40        $  38,588     $  38,752
                                       ===          ====         ===        =========     =========

    The accompanying notes are an integral part of this combined statement.

                              FLANAGAN/ALLAN INC.


                       COMBINED STATEMENT OF CASH FLOWS

                      FOR THE YEAR ENDED JANUARY 31, 1997


                             (In Canadian Dollars)



CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                          $184,887
                                                                      --------
     Adjustments to reconcile net income to net cash provided by operating activities:
          Depreciation and amortization                                317,270
          Loss on disposal of equipment                                 29,111
          Changes in operating assets and liabilities:
             Increase in accounts receivable--trade                    (17,190)
             Decrease in accounts receivable--related party             59,105
             Increase in investment in subsidiary                      (72,555)
             Decrease in accounts payable--trade                       (50,256)
             Increase in accounts payable--related party                37,644
             Increase in accrued expenses                               54,963
             Decrease in income taxes payable                          (38,602)
             Deferred revenue                                          (53,581)
             Deferred income taxes                                      14,956
             Other                                                      (4,956)
                                                                     ---------
               Total adjustments                                       275,909
                                                                     ---------
               Net cash provided by operating activities               460,796
                                                                     ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchase of equipment                                              (423,176)
                                                                     ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Principal payments on long-term debt                                (26,636)
   Principal payments on shareholder notes payable                     (91,098)
                                                                     ---------
               Net cash used in financing activities                  (117,734)
                                                                     ---------
NET DECREASE IN CASH                                                   (80,114)

CASH AT BEGINNING OF YEAR                                              201,444
                                                                     ---------
CASH AT END OF YEAR                                                   $121,330
                                                                     =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
   Cash paid for interest                                            $  21,963
                                                                     =========

   Cash paid for income taxes                                        $  20,291
                                                                     =========

The accompanying notes are an integral part of this combined statement.

                              FLANAGAN/ALLAN INC.


                    NOTES TO COMBINED FINANCIAL STATEMENTS


                               JANUARY 31, 1997



1.      ORGANIZATION AND NATURE OF BUSINESS

        Organization

        Flanagan/Allan Inc. (the "Company") is a Canadian corporation and was amalgamated on April 29, 1997 (Note 10). The Company owns 100% of 1086237 Ontario Inc., a holding company, which wholly owns 1139133 Ontario Inc. d.b.a. Voice-Tel of Hamilton, 1136827 Ontario Inc. d.b.a. Voice-Tel of London, 1006089 Ontario Inc. d.b.a. Voice-Tel of Ontario, and 1063940 Ontario Inc. d.b.a. Voice-Tel of Ottawa. In addition, 1086237 Ontario Inc. owns a 50% interest in 1086236 Ontario In c.d.b.a. Voice-Tel of Eastern Canada.

        Nature of Business

        The Company provides digital messaging services under exclusive franchise agreements with Voice-Tel Enterprises, Inc. ("VTE"). Business is conducted using the proprietary trade name "Voice-Tel." The Voice-Tel system operates on the Company's computer processing equipment using commercially available telephone lines.

  2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Presentation

        The combined financial statements include the accounts of the Company and the consolidated accounts of its wholly owned subsidiary 1086237 Ontario Inc. The equity method of accounting has been used to account for 1086237 Ontario Inc.'s investment in Voice-Tel of Eastern Canada. All significant intercompany transactions have been eliminated.

        The accompanying combined financial statements of the Company are prepared on the accrual basis of accounting and present their combined assets, liabilities, revenues, expenses, and cash flows as if the Company and its subsidiaries existed as a separate corporation during the period presented.

        The financial information included herein may not necessarily reflect the financial position, results of operations or cash flows of the Company in the future or what the financial position, results of operations, or cash flows of the Company and its subsidiaries would have been if they were combined as a separate and stand-alone company during the period presented.

        The accompanying financial statements of the Company are prepared in conformity with accounting principles generally accepted in the United States of America and are presented in Canadian dollars, herein referred to as "Canadian dollars" or "$."

        Accounting Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        Property and Equipment

        Property and equipment are recorded at cost and depreciation is provided for using the straight-line method over the estimated useful lives of the assets, commencing when the assets are installed or placed in service. The estimated useful lives are ten years for furniture and fixtures, seven years for office equipment, and five years for computer equipment. The cost of installed equipment includes expenditures for installation. Assets recorded under capital leases and leasehold improvements are depreciated over the shorter of their useful lives or the terms of the related leases.

        Long-Lived Assets

        The Company periodically reviews the values assigned to long-lived assets, such as property and equipment, to determine whether any impairments are other than temporary. Management believes that the long-lived assets in the accompanying balance sheet are appropriately valued.

        Fair Value of Financial Instruments

        The fair value of the long-term debt approximates its carrying value as of January 31, 1997.

        Revenue Recognition and Deferred Revenues

        Revenues are recognized as the Company performs services in accordance with contract terms. Billings in advance for messaging services are recorded on the accompanying balance sheet as deferred revenue. These revenues are recognized when the related service is provided. The majority of the Company's customers are billed monthly; however, some customers have quarterly and semiannual billing cycles.

        Cost of Services

        Cost of services includes all direct expenses incurred in providing voice messaging services, including long-distance carrier costs and applicable taxes.

        Intangible Assets

        Purchased intangible assets, which include two franchise agreements and two service agreements, are recorded at cost. Intangible assets are amortized using the straight-line method over the estimated useful lives of the related assets or terms of the agreements (20 years for the franchise agreement).

        Income Taxes

        The Company utilizes the liability method of accounting for income taxes, as set forth in Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Using the liability method, deferred taxes are determined based on the difference between the financial and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse. The Company is primarily subject to Canadian federal and provincial income taxes.

        Source of Supplies

        The Company does not own a transmission network and, accordingly, relies on both facilities-based and nonfacilities-based local and long-distance carriers and other companies to provide subscribers' voice messaging. Although management believes that alternative telecommunications facilities could be found in a timely manner, disruption of these services for more than a brief period would have an adverse effect on operating results.

        Factors Impacting Future Success

        The future success of the Company is dependent upon a number of factors, including the effect of rapid technological changes affecting the markets for the Company's products and services and management's ability to effectively respond to those changes, including the development, implementation, marketing, and support of new or improved products and services to respond to the changing environment; effects of intense competition in information and telecommunications services markets, including, among other things, the consequent effects on the prices that the Company may charge for its products and services; the effect of regulatory changes in the telecommunications industry; and the risk of dependence on key managerial personnel.


  3.    CONCENTRATIONS OF CREDIT RISK AND SIGNIFICANT CUSTOMERS

        Financial instruments that potentially subject the Company to concentrations of credit risk consist only of accounts receivable, as collateral is not required. The Company's risk of loss is limited due to advance billings to customers and the ability to terminate access on delinquent accounts. Approximately 92% of the Company's sales were affiliated with a single national account during fiscal 1997. This entity is comprised of a large number of individual subscribers located throughout the franchise territory as well as territories operated by other Voice-Tel franchises who are billed and remit payment on an individual basis.


  4.    FRANCHISE AGREEMENTS

        The franchise rights were acquired pursuant to two franchise agreements entered into with VTE (Note 1). A franchise agreement exists that governs the operations of Voice-Tel of Ontario as well as Voice-Tel of Hamilton. A separate agreement exists that governs the operations of

        Voice-Tel of Ottawa and Voice-Tel of London. The term of the franchise agreements are 20 years, with an option to renew the agreements for an additional ten years. The Company is required to pay a monthly royalty in an amount equal to a specified percentage of gross sales, less certain costs. The royalty rates are 6% in the first year of operation under the franchise agreements, 8% in the second year, and 10% thereafter. In addition, the Company is required to pay a monthly marketing and promotion fee of 2% of gross sales, less certain costs. The Company is periodically required to pay other special franchise fees and assessments.

        In conjunction with the execution of these franchise agreements, the Company has agreed to act as the service representative of VTE within two of its franchise areas. As consideration for this, the Company receives a monthly fee equal to 20% of the royalties it pays to VTE. During fiscal 1997, royalties, franchise fees, and other assessments totaled $232,607, net of any service representative fees received.


  5.    PROPERTY AND EQUIPMENT

        Property and equipment consisted of the following at January 31, 1997:

                     Voice messaging hardware        $1,440,320
                     Computer equipment                 203,358
                     Vehicle                             19,980
                     Office equipment                    15,094
                                                     ----------
                                                      1,678,752
                     Less accumulated depreciation     (614,433)
                                                     ----------
                        Property and equipment, net  $1,064,319
                                                     ==========

  6.    LONG-TERM OBLIGATIONS

        Long-term debt consisted of the following at January 31, 1997:

         Note payable to the Toronto-Dominion Bank in 84 monthly installments of
         $1,071, plus interest at a rate of 1.75% over the bank's prime rate
         (4.75% at January 31, 1997); through balance due February 25, 2001;
         collateralized by equipment                                                $  52,500

         Note payable to the Toronto-Dominion Bank in 84 monthly installments of
         $988, plus interest at a rate of 1.75% over the bank's prime rate
         (4.75% at January 31, 1997); balance due August 12, 2001;
         collateralized by equipment                                                   54,345

         Note payable to the Toronto-Dominion Bank in 84 monthly installments of
         $917, plus interest at a rate of 1.75% over the bank's prime rate
         (4.75% at January 31, 1997); balance due June 1, 2001; collateralized
         by equipment                                                                  48,583

         Note payable to the Toronto-Dominion Bank in 84 monthly installments of
         $2,381, plus interest at a rate of 1.75% over the bank's prime rate
         (4.75% at January 31, 1997); balance due November 15, 2000;
         collateralized by equipment                                                 $109,524

         Note payable to the Toronto-Dominion Bank in 84 monthly installments of
         $595, plus interest at a rate of 1.75% over the bank's prime rate
         (4.75% at January 31, 1997); balance due February 11, 2001;
         collateralized by equipment                                                   29,167

         Note payable to the Toronto-Dominion Bank in 84 monthly installments of
         $1,042, plus interest at a rate of 2% over the bank's prime rate (4.75%
         at January 31, 1997); balance due June 12, 2003; collateralized by
         equipment                                                                     80,208

         Note payable to the Hong Kong Bank of Canada in 47 monthly installments of $1,792, plus interest at a rate of 2% over the bank's prime rate
         (4.75% at January 31, 1997); balance due September 30, 1999;
         collateralized by equipment                                                   59,125

         Note payable to the Hong Kong Bank of Canada in 60 monthly installments of $1,307, plus interest at a rate of 2% over the bank's prime rate
         (4.75% at January 31, 1997); balance due January 31, 2001;
         collateralized by equipment                                                   62,738
                                                                                     --------
                                                                                      496,190

         Less current maturities                                                      121,116
                                                                                     --------
         Long-term debt, net of current portion                                      $375,074
                                                                                     ========

        Maturities of long-term debt at January 31, 1997 are as follows:

                                 1998                          $121,109
                                 1999                           121,109
                                 2000                           115,745
                                 2001                            94,855
                                 2002                            25,658
                                 Thereafter                      17,714
                                                               --------
                                                               $496,190
                                                               ========

        The Company also has noninterest-bearing notes payable to two of its four shareholders totaling $192,050, which are payable on demand.


  7.    COMMITMENTS AND CONTINGENCIES

        Lease Obligations

        The Company has entered into various operating leases for facilities and transmission equipment used in its operations. Aggregate future minimum rental commitments under noncancelable operating leases with original or remaining periods in excess of one year as of January 31, 1997 are as follows:

                                                      Operating
                                                       Leases
                                                      ---------
        1998                                          $  74,640
        1999                                             59,940
        2000                                             50,240
        2001                                             48,240
        2002                                                  0
        Thereafter                                            0
                                                       --------
                                                       $233,060
                                                       ========

        Rental expense under operating leases amounted to $49,804 for the year ended January 31, 1997.

  8.    INCOME TAXES

        Details of the income tax provision for the year ended January 31, 1997 are as follows:

        Current:
          Federal                                                 $31,054
          Provincial                                               24,400
                                                                  -------
            Total current provision                                55,454
                                                                  -------
        Deferred:
          Federal                                                  22,387
          Provincial                                                9,144
                                                                  -------
            Total deferred benefit                                 31,531
                                                                  -------
            Total provision                                       $86,985
                                                                  =======

        The tax effect of temporary differences between the carrying amounts of assets and liabilities in the financial statements and their respective tax bases which gives rise to deferred tax assets and liabilities as of January 31, 1997 is as follows:

        Noncurrent deferred tax liabilities:
            Property, plant, and equipment bases differences     $ 81,519
            Service and franchise fees                             19,238
                                                                 --------
                                                                  100,757
                                                                 --------
        Noncurrent deferred tax asset:
            Capital and operating loss carryforwards               99,382
              Less valuation allowance                            (94,079)
                                                                 --------
                                                                    5,303
                                                                 --------
          Net deferred tax liability                             $ 95,454
                                                                 ========

        The combined entities file stand alone federal and provincial tax and capital returns. Due to uncertainty as to realization of the entire tax benefit on operating and capital loss carryforwards, a valuation allowance has been recorded.

        Voice-Tel of Hamilton has loss carryforwards available to reduce future federal and provincial taxable income of approximately $57,000 at January 31, 1997 which expire between 2003 and 2004. Flanagan/Allan Inc. has a capital loss carryforwards available to reduce future federal and provincial capital gains of approximately $129,000. These capital loss carryforwards may be carried forward indefinitely.

        A reconciliation of the federal statutory income tax rate to the effective income tax rate for the year ended January 31, 1997 is as follows:


        Federal statutory income tax rate                              38.0%
        Increase (decrease) in taxes resulting from:
          Provincial income taxes                                      15.5
          Meals and entertainment                                       1.4
          Operating loss carryforward                                   3.3
          Tax credits                                                 (26.2)
                                                                      -----
        Effective income tax rate                                      32.0%
                                                                      =====

  9.    SUBSEQUENT EVENT

        On April 29, 1997, Flanagan/Allan Inc. and Jeffrey J. Allan & Associates Inc. amalgamated into the legal entity Flanagan/Allan Inc. These financial statements represent the financial position and operations of the amalgamated entity as though it had been in existence since the inception of the individual companies .

        Prior to the amalgamation, these companies each owned 50% of 1086237 Ontario Inc. The ownership structure of Flanagan/Allan Inc. consists of the same shareholders of the previous individual companies. In conjunction with this transaction, all outstanding s hares of the preamalgamated companies were exchanged for common shares of the new company.

        On April 2, 1997, the Company entered into a definitive agreement to merge with Premiere Technologies, Inc. ("Premiere") in exchange for shares of Premiere stock with a value of approximately $6,529,000. The acquisition is subject to certain conditions and is expected to be consummated on or about April 30, 1997. If completed, the merger is intended to be accounted for using the pooling-of-interests method.

                 PREMIERE TECHNOLOGIES, INC. AND SUBSIDIARIES
                       PRO FORMA COMBINED BALANCE SHEET
                            AS OF DECEMBER 31, 1996

                                                                                   HISTORICAL
                                          -----------------------------------------------------------------------------------------
                                                  PREMIERE         DMG         SHAMLIN       PBS          SANDS           VTO
ASSETS
Current assets:
 Cash and equivalents                        $   74,133,745   $ 1,238,943   $  221,053   $   26,023   $   280,966   $     2,849
 Accounts receivable                              4,870,748       250,632      133,498      244,552       273,037       284,261
 Deferred tax assets, net                         3,571,938             -            -            -             -             -
 Prepaid expenses and other current assets        2,283,944        11,289        7,873            -             -         4,975
                                          -----------------------------------------------------------------------------------------
 Total current assets                            84,860,375     1,500,864      362,424      270,575       554,003       292,085
                                          -----------------------------------------------------------------------------------------

Property and equipment, net                      16,773,200       403,043      447,014      460,265       881,760       449,127


Other assets:                                    38,417,534       118,651       95,767      216,096       403,525       975,040

                                          -----------------------------------------------------------------------------------------
Total assets:                                   140,051,109     2,022,558      905,205      946,936     1,839,288     1,716,252
                                          =========================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
 Current portion of long-term debt                2,847,142       147,594      407,417       69,896       289,122       388,958
 Accounts payable and accrued expenses           11,870,434     1,075,479      126,283       29,580       106,668       392,538

 Accrued payroll and related taxes                  138,671             -            -            -             -             -
 Unearned revenue                                   452,618       254,639       47,677      348,962        79,440       205,718
                                          -----------------------------------------------------------------------------------------
 Total current liabilities                       15,308,865     1,477,712      581,377      448,438       475,230       987,214
                                          -----------------------------------------------------------------------------------------

Long-term liabilities:
 Long-term debt                                     249,235       271,526      673,862       71,092       242,692     1,048,279
 Subordinated debt                                        -             -            -            -             -             -
 Deferred taxes                                     334,520             -            -            -             -             -
 Other accrued liabilities                                -             -            -            -             -      (200,832)
                                          -----------------------------------------------------------------------------------------
 Total long-term liabilities                        583,755       271,526      673,862       71,092       242,692       847,447

                                          -----------------------------------------------------------------------------------------
 Total Liabilities                               15,892,620     1,749,238    1,255,239      519,530       717,922     1,834,661
                                          -----------------------------------------------------------------------------------------

Shareholders' equity:
 Common stock                                       240,118       299,898       13,000       47,500        30,000             -
 Treasury stock                                                  (660,000)           -            -             -             -
 Additional paid in capital                     125,785,798        60,046            -            -       943,742             -
 Stock subscription receivable                                          -            -            -             -             -
 Retained earnings                               (1,867,427)      573,376     (363,034)     379,906       147,624      (118,409)
                                          -----------------------------------------------------------------------------------------
Total equity                                    124,158,489       273,320     (350,034)     427,406     1,121,366      (118,402)

                                          -----------------------------------------------------------------------------------------
Total liabilities and shareholders' equity   $  140,051,109   $ 2,022,558   $  905,205   $  946,936   $ 1,839,288   $ 1,716,252
                                          =========================================================================================

                                                                                     HISTORICAL
                                          -----------------------------------------------------------------------------------------

                                                     SDVT       CONTINUUM     PENTA        CAR ZEE   FLANAGAN/ALLAN(L)   VTEC(L)
ASSETS
Current Assets:
 Cash and equivalents                        $       46,089   $    19,708   $  235,390   $   50,532   $    90,998   $    42,770
 Accounts receivable                                278,278       118,347      613,917      110,551       129,627         3,796
 Deferred tax assets, net                                 -             -            -            -             -             -
 Prepaid expenses and other current assets           12,482         7,412    1,509,481      513,968         3,717             -
                                          -----------------------------------------------------------------------------------------
 Total current assets                               336,849       145,467    2,358,788      675,051       224,342        46,566
                                          -----------------------------------------------------------------------------------------

Property and equipment, net                         267,568       171,015      924,631      380,712       798,239       168,413


Other assets                                         65,594        62,333      212,571      335,732       153,875       132,101
                                          -----------------------------------------------------------------------------------------
Total assets                                        670,011       378,815    3,495,990    1,391,495     1,176,456       347,080
                                          =========================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
 Current portion of long-term debt                  109,756       140,854    1,438,802       83,235       234,875        67,041
 Accounts payable and accrued expenses              101,728        85,700      225,208       42,064       514,665        69,313

 Accrued payroll and related taxes                        -        26,312            -            -         4,292         8,423
 Unearned revenue                                    61,124        92,310       59,525       27,544        40,664         5,562
                                          -----------------------------------------------------------------------------------------
 Total current liabilities                          272,608       345,176    1,723,535      152,843       794,496       150,339
                                          -----------------------------------------------------------------------------------------

Long-term liabilities:
 Long-term debt                                      52,563        91,082    1,242,228      797,244       281,306       120,264
 Subordinated debt                                        -             -      462,901            -             -             -
 Deferred taxes                                           -             -            -            -        71,591        36,899
 Other accrued liabilities                          178,218             -            -      239,251             -             -
                                          -----------------------------------------------------------------------------------------
 Total long-term liabilities                        230,781        91,082    1,705,129    1,036,495       352,896       157,163

                                          -----------------------------------------------------------------------------------------
 Total liabilities                                  503,389       436,258    3,428,664    1,189,338     1,147,392       307,502
                                          -----------------------------------------------------------------------------------------

Shareholders' equity:
 Common stock                                             -         4,000      102,891            -            93            75
 Treasury stock                                           -             -            -     (240,000)            -             -
 Additional paid in capital                         128,000             -            -      801,436            30             -
 Stock subscription receivable                            -             -      (43,770)           -             -             -
 Retained earnings                                   38,622       (61,443)       8,205     (359,279)       28,941        39,503
                                          -----------------------------------------------------------------------------------------
Total equity                                        166,622       (57,443)      67,326      202,157        29,064        39,578

                                          -----------------------------------------------------------------------------------------
Total liabilities and shareholders' equity   $      670,011   $   378,815   $3,495,990   $1,391,495   $ 1,176,456   $   347,080
                                          =========================================================================================

                                                   HISTORICAL
                                          ------------------------------
                                                                              PRO FORMA
                                                    VTN           VTE        ADJUSTMENTS              PRO FORMA
ASSETS
Current assets:
 Cash and equivalents                        $       17,477   $   354,063  $ (9,678,000)  (C)     $   67,082,606
 Accounts receivable                                210,541     7,194,057    (7,199,601)  (A)          7,516,241
 Deferred tax assets, net                                 -       425,000       682,857   (D)          4,679,795
 Prepaid expenses and other current assets                -     3,404,836       (70,000)  (B)          7,689,977
                                          -----------------------------------------------------------------------
 Total current assets                               228,018    11,377,956   (16,264,744)   -          86,968,619
                                          -----------------------------------------------------------------------

Property and equipment, net                       2,811,198     4,492,431     8,740,000   (C)         37,570,654
                                                                               (597,962)  (A)

Other assets:                                     2,189,184     3,843,494      (885,000)  (A)
                                                                             (1,506,000)  (B)         46,212,598
                                                                              1,382,101   (D)
                                          -----------------------------------------------------------------------
Total assets:                                     5,228,400    19,713,881    (9,131,605)   -         170,751,871
                                          =======================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
 Current portion of long-term debt                2,360,863     4,788,189    (6,551,000)  (A)          6,822,744
 Accounts payable and accrued expenses            5,384,218     6,485,326      (648,601)  (A)         26,846,383
                                                                                985,780   (D)
 Accrued payroll and related taxes                        -       161,180                                338,878
 Unearned revenue                                         -     1,710,962             -                3,386,745
                                          -----------------------------------------------------------------------
 Total current liabilities                        7,745,081    13,145,657    (6,213,821)              37,394,750
                                          -----------------------------------------------------------------------

Long-term liabilities:
 Long-term debt                                     395,742     3,410,547             -                8,947,662
 Subordinated debt                                        -     5,000,000             -                5,462,901
 Deferred taxes                                           -       725,000     1,971,560   (D)          3,139,569
 Other accrued liabilities                                -             -                                216,637
                                          -----------------------------------------------------------------------
 Total long-term liabilities                        395,742     9,135,547     1,971,560               17,766,769

                                          -----------------------------------------------------------------------
 Total liabilities                                8,140,823    22,281,204    (4,242,261)              55,161,519
                                          -----------------------------------------------------------------------

Shareholders' equity:
 Common stock                                        82,761     3,861,750    (4,407,505)  (E)            274,581
 Treasury stock                                    (803,645)   (1,477,141)    3,180,786   (E)                  -
 Additional paid in capital                               -             -    (5,652,366)  (E)        122,066,686
 Stock subscription receivable                            -             -        43,770   (E)                  -
 Retained earnings                               (2,191,539)   (4,951,932)    1,945,971               (6,750,915)
                                          -----------------------------------------------------------------------
Total equity                                     (2,912,423)   (2,567,323)   (4,889,344)             115,590,352

                                          -----------------------------------------------------------------------
Total liabilities and shareholders' equity   $    5,228,400   $19,713,881  $ (9,131,605)          $  170,751,871
                                          =======================================================================

                 PREMIERE TECHNOLOGIES, INC. AND SUBSIDIARIES
                    PRO FORMA COMBINED STATEMENT OF INCOME
                     FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                                            HISTORICAL
                                                                                                    -----------------------------
                                                 (1)         (2)        PRO FORMA
                                             HISTORICAL   HISTORICAL   ADJUSTMENTS      PRO FORMA
                                              PREMIERE      TELET         TELET         PREMIERE         DMG        SHAMLIN
Revenues                                    $ 52,079,338  $  250,603                   $ 52,329,941  $ 6,078,478  $ 1,603,047

Cost of services                              16,710,820           -                     16,710,820    2,015,847      299,560
                                            ----------------------------------------------------------------------------------
Gross margin                                  35,368,518     250,603             -       35,619,121    4,062,631    1,303,487
Operating expenses:
 Selling, general and administrative          25,765,839     884,576             -       26,650,415    2,999,113      591,582
 Depreciation and amortization                 2,225,253                    53,571 (G)    2,308,824      182,380      410,807

 Charge for purchased R & D                   11,030,000               (11,030,000)(H)            -            -            -
 Accrued litigation                            1,250,000                                  1,250,000            -            -
                                            ----------------------------------------------------------------------------------
 Total operating expenses                     40,301,092     884,576   (10,976,429)      30,209,239    3,181,493    1,002,389
                                            ----------------------------------------------------------------------------------
Operating income (loss)                       (4,932,574)   (633,973)   10,976,429        5,409,882      881,138      301,098
Other income (expense):
 Interest income                               2,529,197                  (111,930)(I)    2,417,267            -            -
 Interest expense                               (188,340)                                  (188,340)     (38,412)     (90,680)

 Other, net                                       68,641     (13,007)                        55,634            -        4,929
                                            ----------------------------------------------------------------------------------
Net income (loss) before income taxes         (2,523,076)   (646,980)   10,864,499        7,694,443      842,726      215,347
Provision (benefit) for income taxes          (1,626,541)   (252,322)    4,236,972 (J)    2,358,109            -            -
                                            ----------------------------------------------------------------------------------
Net income (loss)                           $   (896,535) $ (394,658) $  6,627,527      $ 5,336,334  $   842,726  $   215,347

Preferred stock dividends                         29,337                                $    29,337            -            -
                                            ----------------------------------------------------------------------------------
Pro forma income (loss) attributable to
common shareholders for primary earnings
per share                                   $   (925,872)   (394,658) $  6,627,527      $ 5,306,997  $   842,726  $   215,347
                                            ==================================================================================
Earnings per share                          $      (0.05)                               $      0.26
                                            =============                               ===========
Weighted average number of common shares
and common share equivalents outstanding      20,170,000                 498,187 (K)     20,668,187
                                            =============              =========        ===========

                                                                                    HISTORICAL
                                            ------------------------------------------------------------------------------------
                                                  PBS          SANDS         VTO         SDVT       CONTINUUM         PENTA
Revenues                                    $  2,822,497    $ 3,838,770  $ 2,065,093 $ 1,364,088    $  1,094,447   $  3,610,885

Cost of services                                 366,864        844,484      746,339     183,401         187,676        561,619
                                            --------------------------------------------------------------------------------------
Gross margin                                   2,455,633      2,994,286    1,318,754   1,180,687         906,771      3,049,266
Operating expenses:
 Selling, general and administrative           1,622,252      1,708,938      895,304   1,073,789         663,351      1,967,919
 Depreciation and amortization                   270,015        461,104      199,630     130,698         100,248        371,256

 Charge for purchased R & D                            -              -            -           -               -              -
 Accrued litigation                                    -              -            -           -               -              -
                                            --------------------------------------------------------------------------------------
 Total operating expenses                      1,892,267      2,170,042    1,094,934   1,204,487         763,599       2,339,175
                                            --------------------------------------------------------------------------------------
Operating income (loss)                          563,366        824,244      223,820     (23,800)        143,172         710,091
Other income (expense):
 Interest income                                       -              -            -           -               -               -
 Interest expense                                (13,376)       (81,499)    (150,673)    (12,443)        (28,093)        (259,516)

 Other, net                                      (16,226)             -      388,133       4,507               -            9,800
                                            --------------------------------------------------------------------------------------
Net income (loss) before income taxes            533,764        742,795      461,280     (31,736)        115,079          460,375
Provision (benefit) for income taxes                   -              -       28,561           -               -                -
                                            --------------------------------------------------------------------------------------
Net income (loss)                           $    533,764    $   742,795  $   432,719 $   (31,736)   $    115,079   $      460,375

Preferred stock dividends                              -              -            -           -               -                -
                                            --------------------------------------------------------------------------------------
Pro forma income (loss) attributable to
common shareholders for primary earnings
per share                                   $    533,764    $   742,795  $   432,719 $   (31,736)   $    115,079   $      460,375
                                            ======================================================================================
Earnings per share

Weighted average number of common shares and common share equivalents outstanding

                                                                          HISTORICAL
                                             -------------------------------------------------------------------------
                                               CAR ZEE   FLANAGAN/ALLAN(L)   VTEC(L)        VTN              VTE
Revenues                                     $ 1,521,386    $ 2,566,644    $ 511,641    $ 8,362,566      $ 25,647,313

Cost of services                                 261,905        808,472       63,345      2,427,595        10,006,233
                                             -------------------------------------------------------------------------
Gross margin                                   1,259,481      1,758,221      448,296      5,934,971        15,641,080
Operating expenses:
 Selling, general and administrative             597,578      1,261,883      264,416      2,652,687        12,272,495
 Depreciation and amortization                   317,914        237,953       60,204      1,643,543         1,942,840

 Charge for purchased R & D                            -              -            -              -                 -
 Accrued litigation                                    -              0            -              -                 -
                                             -------------------------------------------------------------------------
 Total operating expenses                        915,492      1,499,835      324,620      4,296,230        14,215,335
                                             -------------------------------------------------------------------------
Operating income (loss)                         343,989        258,386      123,676      1,638,741         1,425,745
Other income (expense):
 Interest income                                       -              -            -              -           680,477
 Interest expense                               (125,232)       (29,888)      (9,268)      (662,645)       (1,566,502)

 Other, net                                       65,780        (24,594)      (3,579)             -                 -
                                             -------------------------------------------------------------------------
Net income (loss) before income taxes            284,537        203,904      110,829        976,095           539,720
Provision (benefit) for income taxes                   -         65,239        1,997              -         2,098,176
                                             -------------------------------------------------------------------------
Net income (loss)                            $   284,537    $   138,665    $ 108,832    $   976,095      $ (1,558,456)

Preferred stock dividends                              -              -            -              -                 -
                                             -------------------------------------------------------------------------
Pro forma income (loss) attributable to
common shareholders for primary earnings
per share                                    $   284,537    $   138,665    $ 108,832    $   976,095      $ (1,558,456)
                                             =========================================================================
Earnings per share

Weighted average number of common shares and common share equivalents outstanding

                                                      PRO FORMA
                                                     ADJUSTMENTS             PRO FORMA
Revenues                                          $ (4,398,345)(A)         $ 109,018,500

Cost of services                                      (307,000)(A)            35,177,160
                                                  ----------------------------------------
Gross margin                                        (4,091,345)               73,841,340
Operating expenses:
 Selling, general and administrative                (3,853,000)(A)            51,368,722
 Depreciation and amortization                        (214,032)(A)             8,442,383
                                                       460,000 (C)
                                                      (441,000)(B)
 Charge for purchased R & D                                                            -
 Accrued litigation                                                            1,250,000
                                                  ----------------------------------------
 Total operating expenses                           (4,048,032)               61,061,105
                                                  ----------------------------------------
Operating income (loss)                                (43,313)               12,780,235
Other income (expense):
 Interest income                                      (325,131)(A)             2,294,613
 Interest expense                                     (478,000)(C)            (2,931,387)
                                                       325,131 (A)
 Other, net                                                                      484,384
                                                  ----------------------------------------
Net income (loss) before income taxes                 (521,313)               12,627,845
Provision (benefit) for income taxes                 1,493,100 (D)             6,045,181
                                                  ----------------------------------------
Net income (loss)                                   (2,014,413)                6,582,663

Preferred stock dividends                                                         29,337
                                                  ----------------------------------------
Pro forma income (loss) attributable to
common shareholders for primary earnings
per share                                                                      6,553,326
                                                                           ===============
Earnings per share                                                         $        0.28
                                                                           ===============
Weighted average number of common shares
and common share equivalents outstanding             2,953,813 (F)            23,622,000
                                                  =============            ===============

(1) Excludes effect of extraordinary items of $59,000, net of tax effect.
(2) Derived from the historical statements of operations of the Company and Connect, Inc. (incorporated by reference herein), Leitess Information Solutions, LLC and Planet Communications LLC (collectively, "Telet Communications LLC").

                 PREMIERE TECHNOLOGIES, INC. AND SUBSIDIARIES
                    PRO FORMA COMBINED STATEMENT OF INCOME
                     FOR THE YEAR ENDED DECEMBER 31, 1995
                                  (UNAUDITED)

                                                                              HISTORICAL
                             -------------------------------------------------------------------------------------------------------

                                PREMIERE          DMG         SHAMLIN         PBS        SANDS           VTO          SDVT
REVENUES                      $ 22,325,938   $ 2,951,772   $ 1,446,958    $ 1,326,722  $ 3,268,203   $ 1,794,274   $ 1,076,185

Cost of services                 7,602,511       560,061       246,050        321,735      601,879       480,393       109,339
                             ------------------------------------------------------------------------------------------------------
Gross margin                    14,723,427     2,391,711     1,200,908      1,004,987    2,666,324     1,313,881       966,846
Operating expenses:
 Selling, general and
  administrative                11,727,559     1,637,542       531,011        818,031    1,815,067       973,655       658,529
 Depreciation and
   amortization                    696,898       181,490       212,334         88,932      412,821       192,604       159,298

 Charge for purchased
   R & D                                 -             -             -              -            -             -             -
 Accrued litigation                      -             -             -              -            -             -             -
                             -------------------------------------------------------------------------------------------------------
 Total operating expenses       12,424,457     1,819,032       743,345        906,963    2,227,888     1,166,259       817,827
                             -------------------------------------------------------------------------------------------------------
Operating income (loss)          2,298,970       572,679       457,563         98,024      438,436       147,622       149,019
Other income (expense):
 Interest income                   283,082           556        13,251              -            -             -       (46,591)
 Interest expense                 (366,034)      (14,911)     (101,245)        (8,238)    (103,461)      (88,797)       (9,242)
 Other, net                         32,062        77,308             8        180,694            -       (13,548)            -
                             -------------------------------------------------------------------------------------------------------
Net income (loss) before
   income taxes                  2,248,080       635,632       369,577        270,480      334,975        45,277        93,186
Provision (benefit) for
   income taxes                    330,486             -             -              -            -             -             -
                             -------------------------------------------------------------------------------------------------------

Net income (loss)             $  1,917,594   $   635,632   $   369,577    $   270,480  $   334,975   $    45,277   $    93,186
                             =======================================================================================================

Preferred stock dividends          308,419
                             -------------------------------------------------------------------------------------------------------

Pro forma income (loss)
Attributable to common
shareholders for primary
earnings per share            $  1,609,175   $   635,632   $   369,577    $   270,480  $   334,975   $    45,277   $    93,186
                             =======================================================================================================
Earnings per share            $       0.09
                             ===============

Weighted average number of
common shares and common
share equivalents
outstanding                   $ 17,529,000
                             ===============

                                                                          HISTORICAL
                             --------------------------------------------------------------------------------------------------

                              CONTINUUM       PENTA        CAR ZEE    FLANAGAN/ALLAN(L) VTEC(L)       VTN             VTE
Revenues                      $ 638,318    $ 3,338,157    $ 1,437,385  $ 1,977,726   $ 337,322   $ 6,201,887    $ 17,373,001

Cost of services                140,269        992,298        226,183      305,767      22,519     2,005,476       2,548,522
                             --------------------------------------------------------------------------------------------------
Gross margin                    498,049      2,345,859      1,211,202    1,671,959     314,803     4,196,411      14,824,479
Operating expenses:
 Selling, general and
  administrative                373,644      1,722,636        594,695    1,355,186     228,078     3,309,633      12,228,732
 Depreciation and
   amortization                  57,923        430,080        276,818      151,790      47,188       863,829       1,748,822

 Charge for purchased
   R & D                              -              -              -            -           -             -               -
 Accrued litigation                   -              -              -            -           -             -       2,500,000
                             --------------------------------------------------------------------------------------------------
 Total operating expenses        431,567      2,152,716       871,513    1,506,976     275,266     4,173,462      16,477,554
                             --------------------------------------------------------------------------------------------------
Operating income (loss)           66,482        193,143       339,689      164,983      39,537        22,949      (1,653,075)
Other income (expense):
 Interest income                       -              -        57,078            -           -             -         790,803
 Interest expense                      -       (215,815)     (116,428)     (29,894)     (8,906)     (776,279)     (1,633,476)
 Other, net                            -          5,000             -            -           -             -               -
                             --------------------------------------------------------------------------------------------------
Net income (loss) before
   income taxes                   66,482        (17,672)      280,339       135,089     30,631      (753,330)     (2,495,748)
Provision (benefit) for
   income taxes                        -              -             -        38,194          -             -        (724,007)
                             --------------------------------------------------------------------------------------------------
Net income (loss)             $   66,482   $    (17,672)  $   280,339  $     96,895  $  30,631   $  (753,330)   $ (1,771,741)
                             ==================================================================================================

Preferred stock dividends
                             --------------------------------------------------------------------------------------------------

Pro forma income (loss)
attributable to common
shareholders for primary
earnings per share            $   66,482   $    (17,672)  $   280,339  $     96,895  $  30,631   $  (753,330)   $ (1,771,741)
                             ==================================================================================================
Earnings per Share

Weighted average number of
common shares and common
share equivalents
outstanding

                               PRO FORMA
                              ADJUSTMENT             PRO FORMA
REVENUES                     $ (4,786,060) (A)     $ 60,707,788

Cost of services                1,115,000  (B)       17,278,002
                             -------------------------------------
Gross margin                   (5,901,060)           43,429,786
Operating expenses:
 Selling, general and
  administrative               (4,563,776) (A)       33,410,222
 Depreciation and
   amortization                  (168,969) (A)        5,144,585
                                 (207,000) (B)
 Charge for purchased
   R & D                                -                     -
 Accrued litigation                     -             2,500,000
                             -------------------------------------
 Total operating expenses      (4,939,745)           41,055,080
                             -------------------------------------
Operating income (loss)          (961,315)            2,374,706
Other income (expense):
 Interest income                 (345,049) (A)          753,130
 Interest expense                 345,049  (A)       (3,127,677)
 Other, net                             -               281,524
                             -------------------------------------
Net income (loss) before
   income taxes                  (961,315)              281,683
Provision (benefit) for
   income taxes                   149,089  (D)         (206,238)
                             -------------------------------------
Net income (loss)            $ (1,110,404)         $    487,921
                             =====================================

Preferred stock dividends                               308,419
                             -------------------------------------

Pro forma income (loss)
attributable to common
shareholders for primary
earnings per share                                 $    179,502
                                                ==================
Earnings per share
                                                   $       0.01
                                                ==================
Weighted average number of
common shares and common
share equivalents
outstanding                  $ (3,264,108) (F)     $ 14,264,892
                             =====================================

                 PREMIERE TECHNOLOGIES, INC. AND SUBSIDIARIES
                    PRO FORMA COMBINED STATEMENT OF INCOME
                     FOR THE YEAR ENDED DECEMBER 31, 1994
                                  (UNAUDITED)

                                                                   HISTORICAL
                          ----------------------------------------------------------------------------------------------------------
                             PREMIERE        DMG        SHAMLIN        PBS         SANDS           VTO          VTSD      CONTINUUM
REVENUES                   $ 9,995,000  $ 2,642,709  $ 1,101,698   $ 1,106,987  $ 2,715,791    $ 1,825,062   $ 852,732    $ 400,912

Cost of services             3,516,000      466,638      166,588       311,542      477,539        371,363     128,752       99,251
                          ----------------------------------------------------------------------------------------------------------
Gross margin                 6,479,000    2,176,071      935,110       795,445    2,238,252      1,453,699     723,980      301,661
Operating expenses:
 Selling, general and
  administrative             6,092,000    1,229,526      376,408       727,227    1,471,503        952,642     413,186      276,073
 Depreciation and
  amortization                 420,000      197,824      174,831        95,249      638,498        197,903     187,281       46,978

 Charge for purchased
  R & D                              -            -            -             -            -              -           -            -
 Accrued litigation                  -            -            -             -            -              -           -            -
                          ----------------------------------------------------------------------------------------------------------
 Total operating expenses    6,512,000    1,427,350      551,239       822,476    2,110,001      1,150,545     600,467      323,051
                          ----------------------------------------------------------------------------------------------------------
Operating income (loss)        (33,000)     748,721      383,871       (27,031)     128,251        303,154     123,513      (21,390)
Other income (expense):
 Interest income               149,000        1,144       21,602             -            -              -         929           53
 Interest expense             (291,000)     (55,913)    (102,214)       (8,875)    (137,158)       (90,086)          -            -
 Other, net                     43,000       12,808            -       219,475            -          5,296           -            -
                          ----------------------------------------------------------------------------------------------------------
Net income (loss) before
 income taxes                 (132,000)     706,760      303,259       183,569       (8,907)       218,364     124,442      (21,337)
Provision (benefit) for
 income taxes                   48,000            -            -             -            -              -           -            -
                          ----------------------------------------------------------------------------------------------------------

Net income (loss)          $  (180,000)  $   706,760  $   303,259   $   183,569  $    (8,907)   $   218,364   $ 124,442    $(21,337)
                          ==========================================================================================================

Preferred stock dividends      320,000
                          ----------------------------------------------------------------------------------------------------------
Pro forma income(loss)
 attributable to common
 shareholders for primary
 earnings per share        $  (500,000)  $   706,760  $   303,259   $   183,569  $    (8,907)   $   218,364   $ 124,442   $ (21,337)
                          ==========================================================================================================

Earnings per share         $     (0.05)
                          =============

Weighted average number
 of common shares and
 common share equivalents
 outstanding                10,804,000
                          =============

                                                         HISTORICAL
                          --------------------------------------------------------------------------------
                              PENTA       CAR ZEE  FLANAGAN/ALLAN(L)   VTEC(L)         VTN            VTE       PRO FORMA
                                                                                                             ADJUSTMENTS
REVENUES                   $ 2,866,373  $ 1,407,743  $  1,118,191  $    83,828  $ 4,196,546    $12,419,847   $(3,967,704)  (A)

Cost of Services               891,036      335,979       121,452        5,771    1,395,169      2,266,491       856,000   (B)
                          -----------------------------------------------------------------------------------------------------
Gross Margin                 1,975,337    1,071,764       996,739       78,057    2,801,377     10,153,356    (4,823,704)
Operating expenses:
 Selling, general and
  administrative             1,286,442      527,090       747,955       93,672    3,352,841     13,330,090    (3,494,000)  (A)
 Depreciation and
  amortization                 359,371      261,601       101,491       20,901      303,447      1,141,722       (99,370)  (A)
                                                                                                                 (50,000)  (B)
 Charge for purchased
  R & D                              -            -             -            -            -              -           -
 Accrued litigation                  -            -             -            -            -              -           -
                          -----------------------------------------------------------------------------------------------------
 Total operating expenses    1,645,813      788,691       849,446      114,573    3,656,288     14,471,812    (3,643,370)
                          -----------------------------------------------------------------------------------------------------
Operating income (loss)        329,524      283,073       147,293      (36,516)    (854,911)    (4,318,456)   (1,180,334)
Other income (expense):
 Interest income                     -       33,328             -            -            -        341,345      (121,131)  (A)
 Interest expense             (133,648)    (130,270)      (27,635)      (3,909)    (407,377)      (915,712)      121,131   (A)
 Other, net                     60,000         (333)            -            -            -              -
                          -----------------------------------------------------------------------------------------------------
Net income (loss) before
 income taxes                  255,876      185,798       119,658      (40,425)  (1,262,288)    (4,892,823)   (1,180,334)
Provision (benefit) for
 income taxes                        -            -        16,399       17,170            -     (1,446,810)     (202,867)  (D)
                          -----------------------------------------------------------------------------------------------------

Net income (loss)          $   255,876  $   185,798  $   103,259   $   (57,595) $(1,262,288)   $(3,446,013)  $  (977,467)
                          =====================================================================================================

Preferred stock dividends
                          -----------------------------------------------------------------------------------------------------
Pro forma income(loss)
 attributable to common
 shareholders for primary
 earnings per share        $   255,876  $   185,798  $   103,259   $   (57,595) $(1,262,288)   $(3,446,013)  $  (977,467)
                          =====================================================================================================

Earnings per share


Weighted average number
 of common shares and
 common share equivalents
 outstanding                                                                                                  (3,460,892) (F)
                                                                                                            ===================

                            PRO FORMA
REVENUES                   $38,765,715

Cost of Services            11,409,571
                          ---------------
Gross Margin                27,356,144
Operating expenses:
 Selling, general and
  administrative            27,382,655
 Depreciation and
  amortization               3,997,727

 Charge for purchased
  R & D                              -
 Accrued litigation                  -
                          ---------------
 Total operating expenses   31,380,382
                          ---------------
Operating income (loss)     (4,024,238)
Other income (expense):
 Interest income               426,270
 Interest expense           (2,182,666)
 Other, net                    340,246
                          ---------------
Net income (loss) before
 income taxes               (5,440,388)
Provision (benefit) for
 income taxes               (1,568,108)
                          ---------------

Net income (loss)           (3,872,280)
                          ===============

Preferred stock dividends      320,000
                          ---------------
Pro forma income(loss)
 attributable to common
 shareholders for primary
 earnings per share         (4,192,280)
                          ===============

Earnings per share         $      (.29)
                          ===============

Weighted average number
 of common shares and
 common share equivalents
 outstanding                14,264,892
                          ===============

                 PREMIERE TECHNOLOGIES, INC. AND SUBSIDIARIES

     NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

BASIS OF PRESENTATION

The accompanying pro forma combined condensed financial statements have been prepared to give effect to the acquisitions (the "Significant Acquisitions") by Premiere Technologies, Inc. ("Premiere" or the "Company"), in separate transactions, of VTE, VTN (the general partner of VTNLP, an affiliate of VTE), the limited partner interests in VTNLP owned by MPI and certain Franchisees of VTE that meet the significance tests of Rule 3-05 of Regulation S-X (the "Significant Franchisees").

The acquisition of the limited partner interest in VTNLP owned by MPI was accounted for under the purchase method of accounting. The accompanying unaudited pro forma combined condensed financial statements give effect to the transaction as though it occurred effective January 1, 1996. All remaining Significant Acquisitions were accounted for under the pooling-of-interests method of accounting. Accordingly, the unaudited pro forma combined condensed financial statements reflect those transactions as though they occurred at the beginning of the earliest period presented.

The number of pro forma weighted average number of common shares and common share equivalents used to compute pro forma net income per share reflects the aggregate of the weighted average outstanding shares or owners' interests of the businesses acquired through the Significant Acquisitions, adjusted to equivalent shares of Premiere for all periods presented.

The Company's historical fiscal period for the nine months ended December
31, 1994 has been adjusted to reflect a comparative twelve month period ended December 31, 1994 reported for the Significant Franchisees. The additional three month period adjustment is unaudited and should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 1996 incorporated by reference herein.

Certain balance sheet and income statement amounts contained in historical financial statements of VTE, VTN and the Significant Franchisees have been reclassified to confirm with the unaudited pro forma combined condensed financial statements presentation and disclosure practices of Premiere.

In addition, the unaudited pro forma combined condensed financial information gives effect to the Company's acquisition of TeleT Communications LLC ("TeleT") on September 18, 1996 as though the transaction occurred January 1, 1996. Premiere exchanged 498,187 shares of its common stock and paid approximately $2.8 million in cash for TeleT. This acquisition has been accounted for under the purchase method of accounting.

The unaudited pro forma combined condensed financial information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations that would have actually been reported had the Significant Acquisitions occurred at the beginning of the periods presented nor is it necessarily indicative of future financial position or results of operations. These unaudited pro forma combined condensed financial statements are based on the respective historical financial statements for Premiere, VTE, VTN, the Significant Franchisees and TeleT and should be read in conjunction with the respective historical financial statements incorporated by reference or included herein. The unaudited pro forma combined condensed financial statements do not incorporate benefits which may arise from cost savings and operational synergies of the combined company.

TRANSACTIONS COSTS

Premiere, VTE and the Significant Franchisees estimate that they will incur direct transaction costs in connection with the Significant Acquisitions of approximately $12 million. These costs consist of investment banking, legal, accounting and other related costs and will be charged to operations in the quarter ending June 30, 1997.

PRO FORMA ADJUSTMENTS - VTE, VTN AND THE SIGNIFICANT FRANCHISEES
---------

Pro forma adjustments have been made to:
---------

(A) Eliminate intercompany transactions between VTE, VTN and the Significant Franchisees. These transactions include royalties, transaction fees for network usage, management fees and equipment sales. All sales and cost of sales associated with such transactions, including intercompany profit included in equipment cost and depreciation, are eliminated in the pro forma combined condensed financial statements. Also, adjustments have been made to eliminate intercompany accounts receivable and payable.
(B) Conform VTE and VTN accounting treatment for certain preoperating costs with policies followed by Premiere. Adjustments have been made to charge to expense during the period incurred preoperating cost capitalized by VTE and VTN which would have been expensed under policies followed by Premiere. Associated amortization expense has been reduced to reflect such adjustments.
(C) Give effect to purchase of MPI's limited partner interest in VTNLP as though the purchase occurred on January 1, 1996. These adjustments consist of allocation of the $9.2 million cash purchase price to VTNLP assets and liabilities and additional depreciation and amortization resulting from increased basis of property and equipment over an estimated useful life of 20 years and a reduction in interest income resulting from the reduction of cash.
(D) Provide for income taxes for entities which operated as S Corporations or partners prior to the Significant Acquisitions as if they were combined with Premiere and subject to taxation for all periods presented. Such entities include the Significant Franchisees, except for VTEC, Flanagan/Allan and VTE. In addition, adjustments have been made for the income tax effect of all of the foregoing pro forma adjustments.
(E) Reflects the issuance of shares of Premiere common stock in exchange for all of the outstanding common shares of VTE, VTN and the Significant Franchisees. The excess of the par value of Premiere common stock over those received in exchange for VTE, VTN and the Significant Franchisees is reflected as a reduction of additional paid in capital of the combined company.
(F) Give effect to additional shares issued to Significant Franchisees as though such shares were issued January 1, 1994 and adjust for change in shares computed under the modified treasury stock method.

PRO FORMA ADJUSTMENTS-TELET
---------

Pro forma adjustments necessary to reflect the purchase of TeleT as though such transaction occurred effective January 1, 1996 have been made to:

(G) Reflect additional depreciation and amortization expense associated with the increase in the basis of the acquired assets to fair market value at the date of acquisition.
(H)  Reverse the nonrecurring charge for in process research and development.
(I) Reflect reduction in interest income resulting form cash paid in acquisition.
(J)  Reflect income tax effect of pro forma adjustments.
(K) Give effect to additional shares issued in connection with the acquisition as though such shares were issued January 1, 1996.
(L) Financial information has been translated from Canadian dollars to US dollars using an average exchange rate of .75 US dollars per one Canadian dollar.

                                 EXHIBIT INDEX

                                                                                          Page
                                                                                          ----
 2.1   Agreement and Plan of Merger dated as of April 2, 1997 by and among
       Premiere Technologies, Inc., PTEK Merger Corporation, Voice-Tel
       Enterprises, Inc. and the Stockholders of Voice-Tel Enterprises, Inc.
       (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K dated April 2, 1997).

 2.2 Agreement and Plan of Merger dated as of April 2, 1997 by and among Premiere Technologies, Inc., PTEK Merger Corporation II, VTN, Inc. and the Stockholders of VTN, Inc. (incorporated by reference to Exhibit 2.2 to the Company's Current Report on Form 8-K dated April 2, 1997).

 2.3   Purchase and Sale Agreement dated April 2, 1997 by and between Premiere
       Technologies, Inc. and Merchandising Productions, Inc. (incorporated by reference to Exhibit 2.3 to the Company's Current Report on Form 8-K dated April 2, 1997).

 2.4   Transfer Agreement dated as of April 2, 1997 by and among Premiere
       Technologies, Inc., Continuum, Inc. and Owners of Continuum, Inc.

 2.5   Transfer Agreement dated as of April 2, 1997 by and among Premiere
       Technologies, Inc., DMG, Inc. and Owners of DMG, Inc. and Transfer
       Agreement dated as of April 2, 1997 by and among Premiere Technologies, Inc., VTG, Inc. and Owners of VTG, Inc.(1)

 2.6   Transfer Agreement dated as of April 2, 1997 by and among Premiere
       Technologies, Inc., Penta Group, Inc. and Owners of Penta Group, Inc. and
       Transfer Agreement dated as of April 2, 1997 by and among and Premiere
       Technologies, Inc., Scepter Communications, Inc. and Owners of Scepter
       Communications, Inc.(1)

 2.7   Transfer Agreement dated as of April 2, 1997 by and among Premiere
       Technologies, Inc., Premier Business Services, Inc. and Owners of Premier
       Business Services, Inc.

 2.8   Transfer Agreement dated as of April 2, 1997 by and among Premiere
       Technologies, Inc., Dunes Communications, Inc., Sands Communications,
       Inc., Sands Comm, Inc., SandsComm, Inc., and Owner of Dunes
       Communications, Inc., Sands Communications, Inc., Sands Comm, Inc., and
       SandsComm, Inc.(1)

 2.9   Transfer Agreement dated as of April 2, 1997 by and among Premiere
       Technologies, Inc., Shamlin, Inc. and Owner of Shamlin, Inc.

 2.10  Transfer Agreement dated as of April 2, 1997 by and among Premiere
       Technologies, Inc., VT of Ohio, Inc. and Owners of VT of Ohio, Inc.;
       Transfer Agreement dated as of April 2, 1997 by and among Premiere
       Technologies, Inc., Carter Voice, Inc. and Owners of Carter Voice, Inc.;
       Transfer Agreement dated as
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

       of April 2, 1997 by and among Premiere Technologies, Inc., Widdoes
       Enterprises, Inc. and Owners of Widdoes Enterprises, Inc.; and Transfer
       Agreement dated as of April 2, 1997 by and among Premiere Technologies, Inc., Dowd Enterprises, Inc. and Owners of Dowd Enterprises, Inc.(1)

 2.11  Transfer Agreement dated as of April 2, 1997 by and among Premiere
       Technologies, Inc., SDVT, Inc. and Owners of SDVT, Inc.

 2.12 Amended and Restated Transfer Agreement dated as of April 2, 1997 by and among Premiere Technologies, Inc., Car Zee, Inc. and Owners of Car Zee,
       Inc.

 2.13  Transfer Agreement dated as of March 31, 1997 by and among Premiere
       Technologies, Inc. and Owners of the VTEC Franchisee: 1086236 Ontario Inc.

 2.14  Transfer Agreement dated as of March 31, 1997 by and among Premiere
       Technologies, Inc. and Owners of the Eastern Franchisees: 1139133 Ontario
       Inc., 1136827 Ontario Inc., 1006089 Ontario Inc., and 1063940 Ontario
       Inc.(1)

 2.15  Uniform Terms and Conditions (incorporated by reference to Exhibit A to
       Exhibit 2.4 to the Company's Current Report on Form 8-K dated April 2,
       1997).

 2.16  Asset Purchase Agreement dated September 18, 1996 by and among Premiere
       Technologies, Inc., PTEK Acquisition Corporation, TeleT Commumications
       LLC and the Members of TeleT Commumications LLC (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K dated September 18, 1996).

10.1   Promissory Note dated April 30, 1997 between Premiere Communications,
       Inc. and NationsBank, N.A. (South).

23.1.  Consent of Arthur Andersen LLP.

99.1   Press Release dated April 2, 1997 (incorporated by reference to Exhibit
       99.1 to the Company's Current Report on Form 8-K dated April 2, 1997).




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(1)  Certain of the Franchisees operate through multiple, but commonly owned, business  entities.